United States
Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number: 811-05075

Thrivent Mutual Funds
(Exact name of registrant as specified in charter)

901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402-3211
(Address of principal executive offices) (Zip code)

John D. Jackson
Secretary and Chief Legal Officer
Thrivent Mutual Funds
901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402-3211
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (612) 844-7190
Date of fiscal year end: December 31
Date of reporting period:  December 31, 2020

Item 1. Report to Stockholders

[Insert shareholder report]

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  No waivers were granted to such code of ethics during the period covered by this report.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Robert J. Chersi, an independent trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a) through (d)

Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund (each a “Fund” and collectively, the “Funds”) are each a series of Thrivent Mutual Funds, a Massachusetts business trust (the “Trust”). The Trust, as of the date of filing this Form N-CSR, contains a total of 25 series (the “Series”), including the Funds. This Form N-CSR relates to the annual report of each Fund.

The following table presents the aggregate fees billed to the Funds for the respective fiscal years ended December 31, 2019 and December 31, 2020 by the Funds’ independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/2019	12/31/2020

Audit Fees	$28,422	$44,419

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$13,055	$10,579

All Other Fees(3)	$3,600	$3,600

Total	$45,077	$58,598

(1)
Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.  These fees include payments for tax return compliance services, excise distribution review services, and other tax related matters.

(3)
All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services. The 2019 and 2020 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These figures are also reported in the response to Item 4(g) below.

The following table presents the aggregate fees billed to all Series of the Trust (other than the Funds) with fiscal years ending on October 31 for the fiscal years ended October 31, 2019 and October 31, 2020 by PwC for professional services rendered for the audit of the annual financial statements of the applicable Series and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	10/31/2019	10/31/2020

Audit Fees	$514,662	$547,906

Audit-Related Fees(1)	$29,000	$0

Tax Fees(2)	$146,249	$121,659

All Other Fees(3)	$14,220	$3,600

Total	$704,131	$673,165

(1)
Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.  The 2019 payments were for the Thrivent Municipal Bond Fund amortization review.

(2)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.  These fees include payments for tax return compliance services, excise distribution review services, and other tax related matters.

(3)
All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services. The 2019 and 2020 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards.  In addition, for fiscal year ended October 31, 2019 there were fees related to the merger of certain series of Thrivent Mutual Funds and certain series of Thrivent Series Fund, Inc.  These figures are also reported in response to Item 4(g) below.

(e)

Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre‑approval of all auditing services performed for the registrant.  The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant.  In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting.  Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)   Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2020 was for work performed by persons other than full-time permanent employees of PwC.

(g)  The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years set forth below are disclosed in the table below. The disclosed payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards and for fees related to the merger of certain series of Thrivent Mutual Funds and certain series of Thrivent Series Fund, Inc.  These figures are also reported in response to Item 4(d) above.

Fiscal Year Ended	10/31/2019	12/31/2019	10/31/2020	12/31/2020
Registrant(1)	$0	$0	$0	$0
Adviser	$14,220	$14,220	$3,600	$3,600

(h)  Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)        Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)       Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures

(a)        Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)       There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: See EX-99.CODE attached hereto.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)     Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)     Change in the registrant’s independent public accountant: Not applicable

(b)        If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See EX-99.906CERT attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 25, 2021                                                Thrivent Mutual Funds

                                                                                       By:   /s/ David S. Royal
                                                                                               David S. Royal
                                                                                            President and Chief Investment Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 25, 2021                                                By:   /s/ David S. Royal
                                                                                               David S. Royal
                                                                                            President and Chief Investment Officer
                                                                                            (principal executive officer)

Date: February 25, 2021                                                By:   /s/ Gerard V. Vaillancourt
                                                                                               Gerard V. Vaillancourt
                                                                                            Treasurer and Principal Accounting Officer
                                                                                            (principal financial officer)

Thrivent Diversified Income Plus Fund
Thrivent Multidimensional Income Fund
Annual Report
Mutual Funds
December 31, 2020

Table of Contents
Letter from the President 2
Letter from the Chief Investment Officer 4
Portfolio Perspectives
Thrivent Diversified Income Plus Fund 6
Thrivent Multidimensional Income Fund 8
Shareholder Expense Example 10
Report of Independent Registered Public Accounting
Firm 11
Schedule of Investments
Thrivent Diversified Income Plus Fund 12
Thrivent Multidimensional Income Fund 43
Statement of Assets and Liabilities 55
Statement of Operations 56
Statement of Changes in Net Assets 57
Notes to Financial Statements 58
Financial Highlights 74
Additional Information 76
Board of Trustees and Officers 81
Supplements to the Prospectus 83

2
Dear Shareholder:

On behalf of the entire investment team at Thrivent, I hope this letter finds you, your loved ones and your communities safe and well. Many people are still suffering personally and economically from the COVID-19 pandemic and life remains disrupted in varying degrees for all of us.
Despite our continued struggles, however, the market roared higher in 2020. I suspect that for many of you, this seems like a bit of a disconnect. Why does the stock market keep going up when it
doesn’t feel like the economy is anywhere near back to functioning normally? I thought it might be helpful for me to share a few thoughts about why the markets can sometimes appear detached from the everyday economy, as well as some observations on how the recession of 2020 was an economic event like no other.
In 2020, we as a society did something we’d never done before.
In the interest of public health, we voluntarily shut down a large portion of our economy. Prior to the emergence of COVID, our economy was in pretty good shape. Like many other investment firms, we were optimistic for the year 2020. The Federal Reserve
(Fed), which had scared the markets by raising rates in late 2018, appeared to be on the sidelines with an expectation of low interest rates for an extended period. We were in the midst of the longest economic expansion in American history.
Recessions often begin for one of two reasons. Sometimes, a
recession is driven by a cyclical overheating of the economy. You can think of this as a typical “boom and bust” cycle. In recent decades, the “boom” would often be followed by the Fed raising rates to control inflation, which would drive the economy into a recession. Other times, a recession can be caused by structural excesses in the economy. The global financial crisis of 2008-09 is an example of this type, with a bubble in the housing market leading to the crash in financial assets of almost all types.
What was unique about the recession of 2020 was that it was
driven by neither an inflationary, cyclical bust nor by bubbles in particular assets. As I noted, the recession was largely the result of our decision to shut down much of our economy to protect
public health. Now, because the recession didn’t have the same causes as prior recessions and didn’t begin in the same way, it’s not entirely surprising that the recession looked different than other recessions in important ways.
In most recessions, cyclical excesses lead to a collapse in those areas that are most economically sensitive—industries such as manufacturing or banking. The less economically sensitive sectors that tend to hold up better in a recession are generally service-
related areas such as healthcare and education. But in the COVID recession, many service-related jobs were affected in unexpected ways. In a typical recession, a dental hygienist, for example, would still have work. People might delay some care and some folks might lose dental coverage from their employer, but people will generally continue to go to the dentist, especially for their children.
But it’s a different story when dental offices are required to close because of the pandemic. This dynamic played out in many
normally recession-resistant service areas.
Conversely, because the economy was fairly healthy going into the recession, other sectors weren’t hit as hard as they were in some other recessions. Banks, in particular, were very strong and well capitalized from the years and regulations following the financial crisis of 2008-09 and were well positioned to weather the storm.
Manufacturing, while taking a short-term hit due to temporary shutdowns, recovered more quickly than in a typical recession as factories implemented COVID safety procedures and came back
online to meet demand.
Another critical and unprecedented aspect of the 2020 recession and recovery is the magnitude of intervention by the Fed. The Fed had clearly learned its lesson from the financial crisis of 2008-
09 and did what it said it would do next time around. The Fed provided massive monetary stimulus through asset purchases on an unprecedented scale and it did so almost immediately when the pandemic emerged in March.
The market has rebounded dramatically from its bottom in March of 2020, when the Fed made its announcements. This brings me to my question, the one with which we began: why would the
stock market go up so much when many parts of the economy
are still struggling? It’s important to keep in mind that the stock market is a forecasting mechanism. When you buy a stock, you’re buying a claim on all the future earnings of that company. The vast majority of these anticipated future earnings come from beyond the next year or two. If we see light at the end of the tunnel, if the market is able to see past a rough 12 or 18 months, the market will often price in a recovery in corporate earnings and in the overall economy well before it actually takes place.
We saw large gains in the stock market when favorable vaccine results were announced. The Fed has reiterated its commitment to providing necessary liquidity to the markets and economy. We will likely see more fiscal stimulus in 2021 from a new administration.
Stocks are trading at elevated valuations in anticipation of a recovery in the broader economy and of better days ahead – I know we all hope that’s how things turn.
Our entire team of over 100 investment professionals at Thrivent thanks you for your confidence in us during 2020 and for your continued trust and support in 2021. I can promise you that we’ll be working hard and watching the economic and market data closely as we manage your investments.  We hope you all stay safe, happy and well.
David S. Royal
President and Chief Investment Officer
Thrivent Mutual Funds

4
Dear Shareholder:

The stock market reached an all-time high as trading closed for
2020 – a bright spot for investors during an otherwise tumultuous, pandemic-plagued year.
While 2020 was marred by the tragedy of COVID-19, civil unrest, soaring unemployment, and a bitter national election, the stock market managed to shrug off the storm of adversity to deliver surprisingly strong returns.
After an initial bout of market volatility that sent prices down about
30% off their highs as the pandemic took hold, the stock market staged a strong rebound throughout the second, third and fourth quarters of 2020 on hopes that the economy would ultimately make a strong recovery.
The S&P 500® Index moved up 16.26% for the year – an 18.40%
total return including dividends. (The S&P 500 is a market-cap-
weighted index that represents the average performance of a
group of 500 large-capitalization stocks.)
The Nasdaq Index performed even better, closing the year up
43.64%, bolstered by a 15.41% gain in the fourth quarter. (The
Nasdaq – National Association of Securities Dealers Automated
Quotations – is an electronic stock exchange with more than 3,300 company listings.)
The strong stock market growth was aided in large part by the unprecedented action of Congress and the Federal Reserve
(Fed), which injected trillions of dollars into the economy to provide financial assistance for struggling businesses and laid-off workers. Another contributing factor was the strong performance of
Technology and Consumer Discretionary stocks.
Income investors, however, were not as fortunate, as bond yields sank to an all-time low. After two significant cuts in the Fed funds rate by the Federal Reserve – slashing the Fed funds target range to 0% to 0.25% – U.S. Treasury yields dropped to the lowest level in
U.S. history. The 10-year treasuries yield dipped to a low of 0.51%
in August before edging up in the final months of 2020 to close the year at 0.92%.
Economic Review
Lockdowns due to the COVID-19 pandemic caused a severe
decline in the economy in the first half of 2020. According to the
U.S. Department of Commerce, gross domestic product (GDP)
growth, which is the broadest measure of economic output,
contracted by a 4.8% annualized rate in the first quarter of 2020 and by 31.4% in the second quarter before rebounding by 33.1%
in the third quarter. However, even after that third quarter recovery,
GDP was still down 3.5% on an annualized basis through the third quarter.
Unemployment, which skyrocketed early in the pandemic, steadily improved throughout the year, ending 2020 at 6.7%, according to the Department of Labor.
Although thousands of businesses continue to face financial
challenges due to the pandemic, retail sales have begun to recover from the economic downturn. According to the Department of
Commerce retail report issued December 16, retail sales were down 1.1% in November from the previous month, but up 4.1%
from a year earlier.
The retail recovery has been led by strong online sales. Non-store retail sales (primarily online) were up 29.2% from a year earlier in
November. Other strong areas included building materials—up
18.7% versus a year earlier—and automobile sales up 6.4% versus a year earlier.
Eating and drinking establishments were one of the hardest hit areas of the economy, with sales for the sector down 17.2% versus a year earlier. Department store sales also suffered during the pandemic, with sales down 19.0% versus a year earlier.
Oil prices also suffered throughout the pandemic, as global air and automobile travel slowed to a crawl. However, as travel began to pick up late in the year, oil prices recovered some of the lost ground. The price of West Texas Intermediate, a grade of crude oil used as a benchmark in oil pricing, moved up 20.64% in the fourth quarter to close the year at $48.52 per barrel, which was still
20.54% below its 2019 closing price of $61.06.
Market Review
Eight of the 11 sectors of the S&P 500 made gains in 2020, led by Information Technology, up 43.89%, Consumer Discretionary,
up 33.30%, Communications Services, up 23.61%, and Materials,
up 20.73%. The three sectors that posted losses for the year were
Energy, down 33.68%, Real Estate, down 2.17%, and Financials, down 1.69% after making a strong recovery in the fourth quarter.
In the international markets, the MSCI EAFE Index, which measures performance of developed-economy stocks in Europe, Asia and
Australia, was up 5.43% in 2020 after a strong fourth quarter rally.
Although yields were at historic lows, the bond market was solid in 2020, with the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks a broad range of investment-grade bonds, up 7.51%
for the year.
Our Outlook
As we move into 2021, there seems to be momentum to the
changes that began at the end of 2020, with valuation and money flow supporting increased investment in the cyclical small-cap, mid-cap, value, and international sectors of the equity markets.
With interest rates so low and credit spreads relatively compressed, fixed-income may not be as reliable as it has been in the past but could still provide a safety net for unforeseen developments in the markets. The Fed has made it clear that short-term rates will likely remain at historically low levels through 2023. However, longer rates have already started to slide higher.

As the nation pushes forward on an aggressive vaccine program integral for providing relief to the country and to small businesses, we wish you and your loved ones continued good health. And, as always, we thank you for the trust you have placed in our entire team of professionals at Thrivent.
Sincerely,
David S. Royal
President and Chief Investment Officer
Thrivent Mutual Funds

Thrivent Diversified Income Plus Fund

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Mark L. Simenstad, CFA, Stephen D. Lowe, CFA, Noah J. Monsen, CFA, and Gregory R. Anderson, CFA, Portfolio Co-
Managers*
The Fund seeks to maximize income while maintaining prospects for capital appreciation.
Investment in Thrivent Diversified Income Plus Fund involves risks including interest rate, equity security, credit, allocation, mortgage-backed and other asset-backed securities, market, high yield, leveraged loan, LIBOR, prepayment, large cap, foreign securities, emerging markets, foreign currency, preferred securities, other funds, investment adviser, conflicts of interest, issuer, liquidity, derivatives, quantitative investing, portfolio turnover rate, and health crisis risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
* Effective August 4, 2020, Darren M. Bagwell, CFA, has been removed as a portfolio manager of the Fund.
How did the Fund perform during the 12-month period ended December 31, 2020?
Thrivent Diversified Income Plus Fund earned a return of 6.67%, compared with the median return of its peer group, the Lipper Mixed-
Asset Target Allocation Conservative Funds category, of 8.95%. The Fund’s market benchmarks, the S&P/LSTA Leveraged Loan Index, the
MSCI World Index – USD Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, and the Bloomberg Barclays U.S.
High Yield Ba/B 2% Issuer Capped Index, earned returns of 3.12%, 15.90%, 3.87% and 7.67%, respectively.
What factors affected the Fund’s performance?
Global economic growth came to an abrupt halt in March as the COVID-19 pandemic overwhelmed health systems and forced many people to shelter at home, slowing commerce and plunging much of the world into a deep recession. Risk assets sold off sharply and yields on U.S. Treasury bonds plummeted, especially at the short end of the yield curve. U.S. financial markets recovered quickly after the
Federal Reserve (Fed) and Congress swiftly initiated unprecedented monetary and fiscal stimulus initiatives, with the Fed cutting its target for the federal funds rate to 0%-0.25%. Risk assets responded especially strongly, with U.S. equities and credit spreads rallying in the second half and the S&P 500® Index ending the year at a record high. International equity markets also recovered to varying degrees.
The Fund allocates about 25% of its assets to equities and 75% to fixed income. Both segments posted positive returns, although equity outperformed fixed income. The Fund underperformed its Lipper peer group in part due to a smaller allocation to equities, which was a drag on performance when risk assets rebounded. The Fund maintains relatively short duration positioning within fixed income, which means the benefit of falling interest rates is more limited than in Lipper peers with higher-duration positioning. We strategically manage this
Fund to have less interest-rate sensitivity than its peers or the high-yield and mortgage-backed indexes.
Within its equity segment, the Fund was overweighted in small-cap stocks, which added to performance, while an overweighting to value stocks hindered results. In security selection, the Fund benefited from its exposure to Consumer Staples, Energy, Consumer Discretionary and Information Technology stocks, while all other sectors detracted from relative performance. Security selection detracted from performance in Japan, particularly in the Industrial sector. International results also were hurt by exposure to low-volatility stocks, which did not provide the downside protection expected during the early sell off and still trailed the market as stocks recovered. In November, momentum stocks underperformed after news of positive COVID-19 vaccine trial results.
The Fund’s fixed-income segment benefited from its exposure to convertible securities, which generated strong absolute returns on the back of a rally in the shares of the technology companies that issued them. Exposures to investment-grade and emerging markets debt also aided performance. The Fund’s high-yield exposure underperformed that sector of the market because of our positioning in higher-
quality, less-volatile industries hit hard by the pandemic, such as leisure, lodging and car rentals. We also underperformed in energy, mainly because of four large “fallen angels” downgraded to high-yield status and added to our benchmark index at the end of March.
Due to market illiquidity, we were unable to add significant exposure to these issues before they rebounded. Leveraged loan holdings generated returns slightly above their benchmark, and a small allocation to preferred securities also aided results. The Fund’s agency mortgage-backed securities outperformed their benchmark, but its nonagency mortgages and collateralized loan obligations were hit hard during the sell off and were slower to recover.
We hedged alternative equity exposure with a short position in S&P 500® futures, which modestly detracted from performance. We used
Treasury futures to help manage the Fund’s duration and yield curve positioning, which had little impact. In addition, we established a long position in a credit default swap index to quickly add to the Fund’s exposure in the high-yield market after the market’s sell off early in the year, which modestly contributed to performance.
What is your outlook?
Our outlook is positive with the economy growing and COVID-19 vaccinations underway. After a long period of growth stocks outperforming value, we see potential signs of a rotation into more cyclical areas in equities, including value and small caps. The Fund remains overweighted in both sectors. The Fund remains modestly underweighted in equities, overall, offset by exposure to equity-like fixed-income securities. The Fed has indicated it intends to keep short-term interest rates near zero until at least 2023. In fixed income, spreads offer relatively limited upside for further tightening, so we expect return to come more from income versus price appreciation.

Portfolio Composition
(% of Portfolio)
Long-Term Fixed Income 43.8%
Common Stock 20.4%
Short-Term Investments 12.6%
Registered Investment
Companies 11.4%
Bank Loans 10.1%
Preferred Stock 1.7%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Financials 12.7%
Mortgage-Backed Securities 11.0%
Affiliated Registered
Investment Companies 10.9%
Information Technology 8.2%
Collateralized Mortgage
Obligations 7.9%
Communications Services 7.7%
Consumer Discretionary 7.4%
Consumer Staples 5.7%
Materials 5.0%
Energy 3.9%
Top 10 Holdings
(% of Net Assets)
Thrivent Core International Equity Fund 5.9%
Thrivent Core Emerging Markets Debt
Fund 5.0%
FNMA Conventional 30-Yr. Pass
Through 3.0%
FNMA Conventional 30-Yr. Pass
Through 2.3%
FNMA Conventional 15-Yr. Pass
Through 2.1%
FNMA Conventional 15-Yr. Pass
Through 0.8%
Apple, Inc. 0.7%
Microsoft Corporation 0.6%
FNMA Conventional 30-Yr. Pass
Through 0.6%
Amazon.com, Inc. 0.6%
These securities represent 21.6% of the total
net assets of the Fund.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.
Average Annual Total Returns
1
As of December 31, 2020
Class A
2
1-Year 5 Years
10 Years
without sales charge 6.67% 6.34% 6.02%
with sales charge 1.87% 5.36% 5.53%
Class S
1-Year 5 Years
10 Years
Net Asset Value 7.01% 6.59% 6.31%
Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the perfor-
mance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund's adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.
1
2 Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a) Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders invest-
ing in the different classes.
* The MSCI World Index – USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries through-
out the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
** The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S.
government agency MBS pools into approximately 3,500 generic types of securities.
*** The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
**** The S&P/LSTA Leveraged Loan Index is a market value-weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
***** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Multidimensional Income Fund

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Mark L. Simenstad, CFA, Gregory R. Anderson, CFA, Paul J. Ocenasek, CFA, Stephen D. Lowe, CFA, and Kent. L. White, CFA
Portfolio Co-Managers
The Fund seeks a high level of current income and, secondarily, growth of capital.
Investment in Thrivent Multidimensional Income Fund involves risks including interest rate, credit, high yield, preferred securities, closed-end fund, emerging markets, foreign securities, market, mortgage-backed and other asset-backed securities, LIBOR, convertible, government securities, issuer, investment adviser, conflicts of interest, sovereign debt, liquidity, derivatives, other funds, and health crisis risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Fund perform during the 12-month period ended December 31, 2020?
Thrivent Multidimensional Income Fund generated a return of 5.74%, compared with the median return of its peer group, the Lipper
Flexible Funds category, of 5.64%. The Fund’s market benchmarks, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, the
S&P/LSTA Leveraged Loan Index, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, the S&P U.S. Preferred Stock Index, and
the Bloomberg Barclays Emerging Markets USD Sovereign Bond Index, returned 3.87%, 3.12%, 7.11%, 7.97% and 5.17%, respectively.
What factors affected the Fund’s performance?
U.S. and global economic growth came to an abrupt halt in March as the COVID-19 pandemic overwhelmed worldwide health systems and forced many people to shelter at home, slowing commerce. These developments, combined with a plunge in oil prices, thrust much of the world into a deep recession. Stock and corporate bond prices fell sharply, while investors looking for a safe haven snapped up
U.S. Treasury bonds, driving the yield on 10-year Treasuries to an all-time low of 0.54% in March. (Bond yields fall when bond prices rise.) To support the economy, the Federal Reserve (Fed) cut interest rates by 1.5% in the first two weeks of March, bringing the target range for the federal funds rate to 0%-0.25%. The Fed also initiated a number of programs to bolster market liquidity and address other strains on financial markets. Meanwhile, Congress passed the $2.2 trillion CARES Act to provide aid to individuals and businesses. Many other countries initiated unprecedented monetary and fiscal policy responses of their own. Bolstered by these actions and an easing of lockdowns in the second half of the year, the U.S. economy began to rebound more quickly than expected. Treasury prices eased—by year-end the yield on the 10-year Treasury had climbed to 0.93%—and prices for risk assets such as stocks and corporate bonds rose, with both the Dow Jones Industrial Average and the S&P 500® Index finishing the year at all-time highs.
High-yield bonds and preferred stocks formed the core of the Fund in 2020, accounting for about 33% and 27% of its holdings, respectively, at year-end. We also allocated about 20% of the Fund’s assets to alternative fixed-income securities, including closed-end funds, exchange-traded funds (ETF) and real estate investment trusts (REIT); about 10% of assets to emerging market bonds; about 6% to convertible securities; and about 3% to U.S. Treasuries. All sectors generated positive absolute returns.
The Fund modestly outperformed its Lipper peer group largely due to its higher allocation to convertible securities, which generated exceptionally high returns. To a lesser extent, performance benefited from a small allocation we made mid-year to business development companies, a type of closed-end fund that performed well as markets rebounded. The Fund also benefited from the strong performance of its Treasury holdings. However, the Fund was negatively impacted by below-market returns in the high-yield and preferred securities sectors, which were largely a consequence of security selection, including an overweighted exposure to the stressed Energy sector in high yield and to financials in preferreds. Performance also was negatively impacted by modestly negative returns on the Fund’s small allocation to ETFs and REITs. Cash very briefly exceeded 5% of the Fund’s assets during periods of heavy cash inflows, with a de minimis impact on performance.
What is your outlook?
Our outlook heading into 2021 is positive with the economy growing and COVID-19 vaccinations underway. We believe the high-yield market is healthy and functioning well as evidenced by the heavy new issuance, strong fund flows and tighter spreads, while many economic indicators like growth, manufacturing, corporate earnings and housing are improving. Closed-end funds, which accounted for about 13% of the Fund’s holdings at year-end, have yet to recover all of the ground lost in 2020 and have room to improve if the economy continues to recover. We see narrower windows of opportunity in the high-yield, preferred and convertible sectors, all of which enjoyed strong recoveries in the second half of 2020 but could still turn in positive results if the economy remains resilient.

Major Market Sectors
(% of Net Assets)
Unaffiliated Registered
Investment Companies 25.9%
Financials 20.9%
Affiliated Registered
Investment Companies 9.8%
Energy 6.7%
Communications Services 6.1%
Consumer Cyclical 5.9%
Consumer Non-Cyclical 4.9%
Technology 3.8%
U.S. Government & Agencies 3.2%
Capital Goods 2.9%
Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt
Fund 9.8%
SPDR Bloomberg Barclays High Yield
Bond ETF 6.2%
iShares S&P U.S. Preferred Stock Index
Fund 5.3%
U.S. Treasury Notes 3.2%
Wells Fargo & Company, Convertible,
7.500% 1.0%
Bank of America Corporation 0.8%
Wells Fargo Global Dividend Opportunity
Fund 0.6%
J.P. Morgan Chase & Company 0.6%
PGIM Global High Yield Fund, Inc. 0.6%
Goldman Sachs Group, Inc. 0.6%
These securities represent 28.7% of the total
net assets of the Fund.
Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.
Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
Bond Quality Ratings Distributions exclude collateral held for securities loaned.
Average Annual Total Returns
1
As of December 31, 2020
From
Inception
Class S
1-Year
2/28/2017
Net Asset Value 5.74% 5.05%
Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the perfor-
mance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund's adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.
1
* The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S.
government agency MBS pools into approximately 3,500 generic types of securities.
** The S&P/LSTA U.S. Leveraged Loan Index is a market-value weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
*** The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bond.
****
*****
The S&P U.S. Preferred Stock Index is designed to be an investable benchmark representing the U.S. preferred stock market.
The Bloomberg Barclays Emerging Markets USD Sovereign Bond Index tracks fixed and floating-rate US dollar-denominated debt issued by emerging markets governments.
****** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including hous-
ing, electricity, food and transportation.

Shareholder Expense Example
(unaudited)
As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This
Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020.
Actual Expenses
In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of
$12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.
Hypothetical Example for Comparison Purposes
In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of
$12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Beginning Account
Value 7/1/2020
Ending Account
Value 12/31/2020
Expenses Paid
During Period
7/1/2020- 12/31/2020
*
Annualized Expense
Ratio
Thrivent Diversified Income Plus Fund
Actual
Class A $1,000 $1,107 $5.03 0.95%
Class S $1,000 $1,108 $3.74 0.71%
Hypothetical
**
Class A $1,000 $1,020 $4.82 0.95%
Class S $1,000 $1,022 $3.59 0.71%
Thrivent Multidimensional Income Fund
Actual
Class S $1,000 $1,128 $4.55 0.85%
Hypothetical
**
Class S $1,000 $1,021 $4.32 0.85%
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by
184/366 to reflect the one-half year period.
** Assuming 5% annualized total return before expenses.

To the Board of Trustees of Thrivent Mutual Funds and Shareholders of Thrivent Diversified Income Plus Fund and
Thrivent Multidimensional Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of
Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund (two of the funds constituting
Thrivent Mutual Funds, hereafter collectively referred to as the "Funds") as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public
Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the
Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and
Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of
December 31, 2020 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
February 18, 2021
We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment company complex since 1987.
PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402
T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us
Report of Independent Registered Public Accounting Firm

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans ( 11.1% )
a
Value
Basic Materials (0.5%)
Avantor Funding, Inc., Term Loan
$ 385,000
3.500%,  (LIBOR 1M +
2.500%), 11/6/2027
b
$ 385,243
Ball Metalpack Finco, LLC, Term
Loan
170,625
4.733%,  (LIBOR 3M +
4.500%), 7/31/2025
b
167,127
Chemours Company, Term Loan
564,050
1.900%,  (LIBOR 1M +
1.750%), 4/3/2025
b
552,182
Hexion, Inc., Term Loan
647,185
3.730%,  (LIBOR 3M +
3.500%), 7/1/2026
b
640,713
Innophos Holdings, Inc., Term
Loan
645,125
3.647%,  (LIBOR 1M +
3.500%), 2/7/2027
b,c
643,512
Momentive Performance Materials
USA, LLC, Term Loan
613,655
3.400%,  (LIBOR 1M +
3.250%), 5/15/2024
b
604,450
Nouryon USA, LLC, Term Loan
1,547,389
3.153%,  (LIBOR 1M +
3.000%), 10/1/2025
b
1,529,331
Pixelle Specialty Solutions, LLC,
Term Loan
1,133,655
7.500%,  (LIBOR 1M +
6.500%), 10/31/2024
b
1,128,270
Total 5,650,828
Capital Goods (1.1%)
Asplundh Tree Expert, LLC, Term
Loan
403,988
2.647%,  (LIBOR 1M +
2.500%), 9/4/2027
b
404,747
Flex Acquisition Company, Inc.
Term Loan
1,305,916
3.225%,  (LIBOR 3M +
3.000%), 6/29/2025
b
1,288,612
Gemini HDPE, LLC, Term Loan
935,000
0.000%,  (LIBOR 1M +
3.000%), 12/28/2027
b,d,e
927,988
GFL Environmental, Inc., Term
Loan
1,000,000
0.000%,  (LIBOR 1M +
3.000%), 5/31/2025
b,d,e
1,000,830
Mauser Packaging Solutions
Holding Company, Term Loan
921,041
3.480%,  (LIBOR 3M +
3.250%), 4/3/2024
b
887,654
Natgasoline, LLC, Term Loan
779,100
3.750%,  (LIBOR 3M +
3.500%), 11/14/2025
b,c
773,257
Navistar, Inc., Term Loan
1,308,012
3.660%,  (LIBOR 1M +
3.500%), 11/6/2024
b
1,305,069
Reynolds Group Holdings, Inc.,
Term Loan
452,803
2.897%,  (LIBOR 1M +
2.750%), 2/5/2023
b
450,539
650,000
3.397%,  (LIBOR 1M +
3.250%), 2/16/2026
b
644,313
Principal
Amount Bank Loans (11.1%)
a
Value
Capital Goods (1.1%) - continued
TransDigm, Inc., Term Loan
$ 2,281,950
2.397%,  (LIBOR 1M +
2.250%), 12/9/2025
b
$ 2,233,230
Vertiv Group Corporation, Term
Loan
2,168,613
3.153%,  (LIBOR 1M +
3.000%), 3/2/2027
b
2,153,367
Total 12,069,606
Communications Services (3.2%)
Altice France SA, Term Loan
574,175
2.897%,  (LIBOR 1M +
2.750%), 7/31/2025
b
561,210
Cablevision Lightpath, LLC, Term
Loan
935,000
3.750%,  (LIBOR 3M +
3.250%), 12/1/2027
b
932,373
CCI Buyer, Inc., Term Loan
240,000
0.000%,  (LIBOR 1M +
4.000%), 12/12/2027
b,d,e
239,599
CenturyLink, Inc., Term Loan
2,316,625
2.397%,  (LIBOR 1M +
2.250%), 3/15/2027
b
2,289,984
CommScope, Inc., Term Loan
1,659,000
3.397%,  (LIBOR 1M +
3.250%), 4/4/2026
b
1,644,484
Coral-US Co-Borrower, LLC, Term
Loan
2,695,000
2.397%,  (LIBOR 1M +
2.250%), 1/31/2028
b
2,658,510
CSC Holdings, LLC, Term Loan
1,056,675
2.409%,  (LIBOR 1M +
2.250%), 7/17/2025
b
1,039,314
2,441,550
2.659%,  (LIBOR 1M +
2.500%), 4/15/2027
b
2,416,109
Diamond Sports Group, LLC, Term
Loan
1,932,076
3.400%,  (LIBOR 1M +
3.250%), 8/24/2026
b
1,702,236
E.W. Scripps Company, Term Loan
460,000
0.000%,  (LIBOR 1M +
3.000%), 12/15/2027
b,d,e
460,000
Eagle Broadband Investments,
LLC, Term Loan
1,555,000
3.750%,  (LIBOR 3M +
3.000%), 11/12/2027
b,d,e
1,552,092
Entercom Media Corporation, Term
Loan
966,948
2.648%,  (LIBOR 1M +
2.500%), 11/17/2024
b
942,774
GCI, LLC, Term Loan
1,471,312
3.500%,  (LIBOR 3M +
2.750%), 10/15/2025
b,d,e
1,463,500
Gray Television, Inc., Term Loan
585,000
2.405%,  (LIBOR 1M +
2.250%), 2/7/2024
b
579,776
HCP Acquisition, LLC, Term Loan
1,439,586
4.000%,  (LIBOR 1M +
3.000%), 5/16/2024
b
1,438,981

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (11.1%)
a
Value
Communications Services (3.2%) - continued
iHeartCommunications, Inc., Term
Loan
$ 749,323
3.147%,  (LIBOR 1M +
3.000%), 5/1/2026
b
$ 736,210
Meredith Corporation, Term Loan
807,970
5.250%,  (LIBOR 3M +
4.250%), 1/31/2025
b
811,606
NEP Group, Inc., Term Loan
1,293,600
3.397%,  (LIBOR 1M +
3.250%), 10/20/2025
b
1,223,176
Nexstar Broadcasting, Inc., Term
Loan
1,450,446
2.905%,  (LIBOR 1M +
2.750%), 9/19/2026
b
1,439,031
Nielsen Finance, LLC, Term Loan
517,400
4.750%,  (LIBOR 1M +
3.750%), 6/4/2025
b
519,878
Radiate Holdco, LLC, Term Loan
2,215,000
4.250%,  (LIBOR 1M +
3.500%), 9/25/2026
b
2,216,041
SBA Senior Finance II, LLC, Term
Loan
1,012,389
1.900%,  (LIBOR 1M +
1.750%), 4/11/2025
b
1,000,007
Terrier Media Buyer, Inc., Term
Loan
772,200
4.397%,  (LIBOR 1M +
4.250%), 12/17/2026
b
771,961
427,850
4.397%,  (LIBOR 1M +
4.250%), 12/17/2026
b
426,780
TNS, Inc., Term Loan
956,807
4.150%,  (LIBOR 1M +
4.000%), 8/14/2022
b
947,239
Virgin Media Bristol, LLC, Term
Loan
2,145,000
2.659%,  (LIBOR 1M +
2.500%), 1/31/2028
b
2,123,164
WideOpenWest Finance, LLC,
Term Loan
1,192,104
4.250%,  (LIBOR 1M +
3.250%), 8/19/2023
b
1,185,810
Xplornet Communications, Inc.,
Term Loan
961,646
4.897%,  (LIBOR 1M +
4.750%), 6/10/2027
b
961,887
Ziggo Financing Partnership, Term
Loan
1,425,000
2.659%,  (LIBOR 1M +
2.500%), 4/30/2028
b
1,414,754
Total 35,698,486
Consumer Cyclical (1.7%)
1011778 B.C., LLC, Term Loan
1,668,462
1.897%,  (LIBOR 1M +
1.750%), 11/19/2026
b
1,642,918
Boyd Gaming Corporation, Term
Loan
331,605
2.352%,  (LIBOR 1W +
2.250%), 9/15/2023
b
328,322
Caesars Resort Collection, LLC,
Term Loan
1,241,887
4.647%,  (LIBOR 1M +
4.500%), 7/20/2025
b
1,242,273
Principal
Amount Bank Loans (11.1%)
a
Value
Consumer Cyclical (1.7%) - continued
Carnival Corporation, Term Loan
$ 623,434
8.500%,  (LIBOR 1M +
7.500%), 6/30/2025
b
$ 640,578
Cengage Learning, Inc., Term
Loan
613,360
5.250%,  (LIBOR 3M +
4.250%), 6/7/2023
b
586,942
Four Seasons Hotels, Ltd., Term
Loan
993,939
2.147%,  (LIBOR 1M +
2.000%), 11/30/2023
b
985,948
Golden Entertainment, Inc., Term
Loan
1,864,725
3.750%,  (LIBOR 1M +
3.000%), 10/20/2024
b
1,818,405
Golden Nugget, LLC, Term Loan
922,575
3.365%,  (LIBOR 2M +
2.500%), 10/4/2023
b
888,698
Harbor Freight Tools USA, Inc.,
Term Loan
1,210,000
4.000%,  (LIBOR 1M +
3.250%), 10/19/2027
b
1,207,979
IAA, Inc., Term Loan
406,350
2.438%,  (LIBOR 1M +
2.250%), 6/28/2026
b
402,624
LCPR Loan Financing, LLC, Term
Loan
2,050,000
5.159%,  (LIBOR 1M +
5.000%), 10/15/2026
b
2,055,556
Michaels Stores, Inc., Term Loan
882,787
4.250%,  (LIBOR 1M +
3.500%), 10/1/2027
b
875,063
Scientific Games International,
Inc., Term Loan
3,300,670
2.897%,  (LIBOR 1M +
2.750%), 8/14/2024
b
3,218,978
Staples, Inc., Term Loan
352,710
4.714%,  (LIBOR 3M +
4.500%), 9/12/2024
b
344,245
574,599
5.214%,  (LIBOR 3M +
5.000%), 4/12/2026
b
555,465
Stars Group Holdings BV, Term
Loan
767,846
3.754%,  (LIBOR 3M +
3.500%), 7/10/2025
b
770,196
Tenneco, Inc., Term Loan
932,122
3.147%,  (LIBOR 1M +
3.000%), 10/1/2025
b
907,262
Wyndham Hotels & Resorts, Inc.,
Term Loan
684,250
1.897%,  (LIBOR 1M +
1.750%), 5/30/2025
b
678,776
Total 19,150,228
Consumer Non-Cyclical (1.8%)
Adient US, LLC, Term Loan
374,051
4.414%,  (LIBOR 3M +
4.250%), 5/6/2024
b
373,426
Bausch Health Americas, Inc.,
Term Loan
1,607,399
3.148%,  (LIBOR 1M +
3.000%), 6/1/2025
b
1,600,374

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (11.1%)
a
Value
Consumer Non-Cyclical (1.8%) - continued
Bellring Brands, LLC, Term Loan
$ 358,941
6.000%,  (LIBOR 1M +
5.000%), 10/21/2024
b
$ 360,018
Change Healthcare Holdings, LLC,
Term Loan
725,723
3.500%,  (LIBOR 3M +
2.500%), 3/1/2024
b
721,732
Chobani, LLC, Term Loan
483,787
4.500%,  (LIBOR 1M +
3.500%), 10/23/2027
b
482,094
CNT Holdings I Corporation, Term
Loan
625,000
4.500%,  (LIBOR 3M +
3.750%), 11/8/2027
b
623,925
175,000
7.500%,  (LIBOR 3M +
6.750%), 11/6/2028
b,c
177,625
Dole Food Company, Inc., Term
Loan
1,277,268
3.750%,  (LIBOR 1M +
2.750%), 4/6/2024
b
1,274,075
Endo International plc, Term Loan
1,036,139
5.000%,  (LIBOR 3M +
4.250%), 4/27/2024
b
1,018,007
Global Medical Response, Inc.,
Term Loan
281,300
5.250%,  (LIBOR 3M +
4.250%), 3/14/2025
b
278,186
2,865,000
5.750%,  (LIBOR 3M +
4.750%), 10/2/2025
b
2,841,135
Grifols Worldwide Operations USA,
Inc., Term Loan
965,250
2.102%,  (LIBOR 1W +
2.000%), 11/15/2027
b
956,206
IQVIA, Inc., Term Loan
262,962
1.897%,  (LIBOR 1M +
1.750%), 1/1/2025
b
261,121
Jaguar Holding Company II, Term
Loan
463,773
3.500%,  (LIBOR 1M +
2.500%), 8/18/2022
b
463,370
JBS USA LUX SA, Term Loan
1,584,837
2.147%,  (LIBOR 1M +
2.000%), 5/1/2026
b
1,570,969
MPH Acquisition Holdings, LLC,
Term Loan
2,283,977
3.750%,  (LIBOR 3M +
2.750%), 6/7/2023
b
2,271,141
Ortho-Clinical Diagnostics SA,
Term Loan
2,409,453
3.398%,  (LIBOR 1M +
3.250%), 6/30/2025
b
2,372,106
Plantronics, Inc., Term Loan
776,364
2.647%,  (LIBOR 1M +
2.500%), 7/2/2025
b
758,166
Precision Medicine Group, LLC,
Term Loan
85,000
0.000%,  (LIBOR 1M +
3.750%), 11/20/2027
b,c,d,e
85,000
775,000
4.500%,  (LIBOR 3M +
3.750%), 11/20/2027
b,c
775,000
Sotera Health Holdings, LLC, Term
Loan
706,903
5.500%,  (LIBOR 3M +
4.500%), 12/13/2026
b
708,967
Principal
Amount Bank Loans (11.1%)
a
Value
Consumer Non-Cyclical (1.8%) - continued
US Foods, Inc., Term Loan
$ 257,974
1.897%,  (LIBOR 1M +
1.750%), 6/27/2023
b
$ 253,841
Total 20,226,484
Energy (0.3%)
Buckeye Partners, LP, Term Loan
545,875
2.897%,  (LIBOR 1M +
2.750%), 11/1/2026
b
544,767
Calpine Corporation, Term Loan
1,210,000
2.650%,  (LIBOR 1M +
2.500%), 12/16/2027
b
1,200,925
Lealand Finance Company BV,
Term Loan
271,442
0.000%,PIK 3.000%, (LIBOR
1M + 4.000%), 6/30/2025
b,f
175,759
Lummus Technology Holdings V,
LLC, Term Loan
1,052,363
4.147%,  (LIBOR 1M +
4.000%), 6/30/2027
b
1,051,920
Total 2,973,371
Financials (0.9%)
Asurion, LLC, Term Loan
400,000
0.000%,  (LIBOR 1M +
3.250%), 12/18/2026
b,d,e
395,480
Avolon TLB Borrower 1 US, LLC,
Term Loan
743,580
2.500%,  (LIBOR 1M +
1.750%), 1/15/2025
b
737,542
Blackstone CQP Holdco, LP, Term
Loan
650,100
3.736%,  (LIBOR 3M +
3.500%), 9/30/2024
b
647,662
BPR Nimbus, LLC, Term Loan
802,922
2.647%,  (LIBOR 1M +
2.500%), 8/24/2025
b
756,304
Delos Finance SARL, Term Loan
325,000
2.004%,  (LIBOR 3M +
1.750%), 10/6/2023
b
324,457
INEOS U.S. Finance, LLC, Term
Loan
258,005
2.147%,  (LIBOR 1M +
2.000%), 3/31/2024
b
254,852
Level 3 Financing, Inc., Term Loan
1,345,000
1.897%,  (LIBOR 1M +
1.750%), 3/1/2027
b
1,321,180
MoneyGram International, Inc.,
Term Loan
732,840
7.000%,  (LIBOR 3M +
6.000%), 6/30/2023
b
732,657
NCR Corporation, Term Loan
1,110,937
2.650%,  (LIBOR 1M +
2.500%), 8/28/2026
b
1,091,407
Newco Financing Partnership,
Term Loan
1,005,000
0.000%,  (LIBOR 1M +
3.500%), 1/31/2029
b,d,e
1,005,503
Northriver Midstream Finance, LP,
Term Loan
1,081,174
3.475%,  (LIBOR 3M +
3.250%), 10/1/2025
b
1,062,102

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (11.1%)
a
Value
Financials (0.9%) - continued
Tronox Finance, LLC, Term Loan
$ 548,211
3.197%,  (LIBOR 1M +
3.000%), 9/22/2024
b
$ 544,719
UPC Financing Partnership, Term
Loan
1,005,000
0.000%,  (LIBOR 1M +
3.500%), 1/31/2029
b,d,e
1,005,503
Total 9,879,368
Technology (0.9%)
Clear Channel Outdoor Holdings,
Inc., Term Loan
991,765
3.714%,  (LIBOR 3M +
3.500%), 8/21/2026
b
952,798
Prime Security Services Borrower,
LLC, Term Loan
2,774,432
4.250%,  (LIBOR 3M +
3.250%), 9/23/2026
b
2,781,368
Rackspace Technology Global,
Inc., Term Loan
2,716,590
4.000%,  (LIBOR 3M +
3.000%), 11/3/2023
b
2,710,478
SS&C Technologies, Inc., Term
Loan
1,027,459
1.897%,  (LIBOR 1M +
1.750%), 4/16/2025
b
1,013,075
783,825
1.897%,  (LIBOR 1M +
1.750%), 4/16/2025
b
772,851
Zayo Group Holdings, Inc., Term
Loan
1,848,388
3.147%,  (LIBOR 1M +
3.000%), 3/9/2027
b
1,834,525
Total 10,065,095
Transportation (0.3%)
Genesee & Wyoming, Inc., Term
Loan
1,285,288
2.254%,  (LIBOR 3M +
2.000%), 12/30/2026
b
1,281,470
SkyMiles IP, Ltd., Term Loan
1,245,000
4.750%,  (LIBOR 3M +
3.750%), 10/20/2027
b
1,288,998
United Airlines, Inc., Term Loan
964,974
1.895%,  (LIBOR 1M +
1.750%), 4/1/2024
b
943,263
Total 3,513,731
Utilities (0.4%)
Advanced Drainage Systems, Inc.,
Term Loan
113,063
2.438%,  (LIBOR 1M +
2.250%), 9/24/2026
b
112,732
Core and Main, LP, Term Loan
829,350
3.750%,  (LIBOR 3M +
2.750%), 8/1/2024
b
824,515
EnergySolutions, LLC, Term Loan
614,250
4.750%,  (LIBOR 3M +
3.750%), 5/11/2025
b
603,243
Exgen Renewables IV, LLC, Term
Loan
1,245,000
3.750%,  (LIBOR 3M +
2.750%), 12/11/2027
b,d,e
1,243,133
Principal
Amount Bank Loans (11.1%)
a
Value
Utilities (0.4%) - continued
Pacific Gas and Electric Company,
Term Loan
$ 1,606,925
5.500%,  (LIBOR 1M +
4.500%), 6/23/2025
b
$ 1,623,396
Talen Energy Supply, LLC, Term
Loan
453,150
3.897%,  (LIBOR 1M +
3.750%), 7/8/2026
b
444,463
Total 4,851,482
Total Bank Loans
(cost $124,356,023) 124,078,679
Principal
Amount Long-Term Fixed Income ( 48.1% ) Value
Asset-Backed Securities (3.4%)
522 Funding CLO, Ltd.
1,300,000
4.051%,  (LIBOR 3M +
3.850%), 10/23/2033, Ser.
2020-6A, Class D
b,g
1,304,017
Ares LVII CLO, Ltd.
1,250,000
4.594%,  (LIBOR 3M +
4.350%), 10/25/2031, Ser.
2020-57A, Class D
b,g
1,254,796
Babson CLO, Ltd.
1,675,000
3.118%,  (LIBOR 3M +
2.900%), 7/20/2029, Ser.
2018-3A, Class D
b,g
1,633,395
Benefit Street Partners CLO IV, Ltd.
1,300,000
1.968%,  (LIBOR 3M +
1.750%), 1/20/2029, Ser.
2014-IVA, Class A2RR
b,g
1,300,058
Business Jet Securities, LLC
1,474,628
4.447%,  6/15/2033, Ser.
2018-2, Class A
g
1,501,207
Cent CLO, LP
3,875,000
2.515%,  (LIBOR 3M +
2.300%), 10/25/2028, Ser.
2018-27A, Class B
b,g
3,826,249
Conn's Receivables Funding
510,994
1.710%,  6/16/2025, Ser.
2020-A, Class A
g
511,468
Dryden 36 Senior Loan Fund
1,025,000
2.204%,  (LIBOR 3M +
2.050%), 4/15/2029, Ser.
2014-36A, Class CR3
b,g
1,025,530
Foundation Finance Trust
392,085
3.300%,  7/15/2033, Ser.
2017-1A, Class A
g
399,499
Harley Marine Financing, LLC
1,833,945
5.682%,  5/15/2043, Ser.
2018-1A, Class A2
g
1,655,383
Octagon Investment Partners 50,
Ltd.
1,550,000
4.470%,  (LIBOR 3M +
4.300%), 10/15/2033, Ser.
2020-4A, Class D
b,g
1,560,004
OZLM IX, Ltd.
2,750,000
1.768%,  (LIBOR 3M +
1.550%), 10/20/2031, Ser.
2014-9A, Class A1BR
b,g
2,750,250

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.1%) Value
Asset-Backed Securities (3.4%) - continued
Palmer Square CLO, Ltd.
$ 2,000,000
2.226%,  (LIBOR 3M +
2.000%), 5/21/2029, Ser.
2015-1A, Class BR3
b,e,g
$ 2,000,000
Palmer Square Loan Funding, Ltd.
1,300,000
2.468%,  (LIBOR 3M +
2.250%), 4/20/2027, Ser.
2019-1A, Class B
b,g
1,299,997
Pretium Mortgage Credit Partners,
LLC
2,530,248
3.721%,  1/25/2059, Ser.
2019-CFL1, Class A1
g,h
2,529,091
Riserva CLO, Ltd.
1,625,000
1.918%,  (LIBOR 3M +
1.700%), 10/18/2028, Ser.
2016-3A, Class BR
b,g
1,624,994
Saxon Asset Securities Trust
567,623
3.623%,  8/25/2035, Ser.
2004-2, Class MF2
b
570,575
Sound Point CLO X, Ltd.
1,575,000
2.918%,  (LIBOR 3M +
2.700%), 1/20/2028, Ser.
2015-3A, Class DR
b,g
1,534,398
Sound Point CLO XXI, Ltd.
3,200,000
1.665%,  (LIBOR 3M +
1.450%), 10/26/2031, Ser.
2018-3A, Class A1B
b,g
3,200,010
TCI-Flatiron CLO, Ltd.
3,200,000
2.426%,  (LIBOR 3M +
2.200%), 1/17/2032, Ser.
2016-1A, Class CR2
b,c,e,g
3,200,000
THL Credit Wind River CLO, Ltd.
1,575,000
3.087%,  (LIBOR 3M +
2.850%), 7/15/2028, Ser.
2016-1A, Class DR
b,g
1,534,538
Vericrest Opportunity Loan
Transferee
1,897,953
3.352%,  9/25/2049, Ser.
2019-NPL5, Class A1A
g,h
1,900,384
Total 38,115,843
Basic Materials (0.9%)
Air Products and Chemicals, Inc.
74,000 1.500%,  10/15/2025 77,115
Alcoa Nederland Holding BV
490,000 5.500%,  12/15/2027
g
536,192
BWAY Holding Company
500,000 5.500%,  4/15/2024
g
509,865
Cleveland-Cliffs, Inc.
340,000 5.750%,  3/1/2025
i
345,100
290,000 9.875%,  10/17/2025
g
341,112
EI du Pont de Nemours &
Company
149,000 1.700%,  7/15/2025 155,242
First Quantum Minerals, Ltd.
610,000 7.500%,  4/1/2025
g
635,162
Freeport-McMoRan, Inc.
470,000 4.125%,  3/1/2028 492,913
500,000 4.250%,  3/1/2030 538,750
Ingevity Corporation
560,000 3.875%,  11/1/2028
g
564,200
Principal
Amount Long-Term Fixed Income (48.1%) Value
Basic Materials (0.9%) - continued
Kinross Gold Corporation
$ 142,000 5.125%,  9/1/2021 $ 144,562
Kraton Polymers, LLC
490,000 4.250%,  12/15/2025
g
499,849
LYB International Finance III, LLC
149,000 1.250%,  10/1/2025 151,577
Methanex Corporation
700,000 5.250%,  12/15/2029 758,604
Mosaic Company
73,000 3.250%,  11/15/2022 76,282
Norbord, Inc.
680,000 5.750%,  7/15/2027
g
731,014
Novelis Corporation
770,000 5.875%,  9/30/2026
g
804,650
210,000 4.750%,  1/30/2030
g
226,247
Nucor Corporation
75,000 2.000%,  6/1/2025 79,411
OCI NV
560,000 4.625%,  10/15/2025
g
581,000
Olin Corporation
800,000 5.125%,  9/15/2027 836,912
Steel Dynamics, Inc.
89,000 2.400%,  6/15/2025 94,576
Syngenta Finance NV
200,000 3.933%,  4/23/2021
g
201,342
Tronox Finance plc
300,000 5.750%,  10/1/2025
g
311,250
Xstrata Finance Canada, Ltd.
213,000 4.950%,  11/15/2021
g
221,504
Total 9,914,431
Capital Goods (1.8%)
AECOM
1,160,000 5.125%,  3/15/2027 1,290,883
Amsted Industries, Inc.
870,000 5.625%,  7/1/2027
g
924,375
Ardagh Packaging Finance plc
334,000 6.000%,  2/15/2025
g
346,107
540,000 5.250%,  8/15/2027
g
566,897
Berry Global, Inc.
430,000 4.875%,  7/15/2026
g
461,902
Boeing Company
340,000 4.875%,  5/1/2025 387,496
Caterpillar Financial Services
Corporation
238,000 1.900%,  9/6/2022 244,611
228,000 1.950%,  11/18/2022 235,228
148,000 1.450%,  5/15/2025 153,701
Chart Industries, Inc., Convertible
310,000 1.000%,  11/15/2024
g
649,393
Cintas Corporation No. 2
213,000 2.900%,  4/1/2022 219,231
CNH Industrial Capital, LLC
215,000 4.875%,  4/1/2021 217,103
89,000 1.950%,  7/2/2023 91,615
Covanta Holding Corporation
620,000 6.000%,  1/1/2027 651,215
125,000 5.000%,  9/1/2030 133,742

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.1%) Value
Capital Goods (1.8%) - continued
Crown Americas Capital
Corporation IV
$ 420,000 4.500%,  1/15/2023 $ 443,155
Crown Cork & Seal Company, Inc.
610,000 7.375%,  12/15/2026 742,675
General Electric Company
952,000 5.000%,  3/15/2021
b,j
882,751
GFL Environmental, Inc.
130,000 4.000%,  8/1/2028
g,i
130,975
560,000 3.500%,  9/1/2028
g
571,318
Greenbrier Companies, Inc.,
Convertible
118,000 2.875%,  2/1/2024 119,236
H&E Equipment Services, Inc.
650,000 3.875%,  12/15/2028
g
654,894
Honeywell International, Inc.
149,000 1.350%,  6/1/2025 154,190
Howmet Aerospace, Inc.
480,000 6.875%,  5/1/2025 566,400
Huntington Ingalls Industries, Inc.
148,000 3.844%,  5/1/2025
g
164,423
Jeld-Wen, Inc.
450,000 4.625%,  12/15/2025
g
459,229
John Deere Capital Corporation
226,000 1.200%,  4/6/2023 230,499
228,000 2.050%,  1/9/2025
i
241,726
KBR, Inc., Convertible
602,000 2.500%,  11/1/2023 823,628
Otis Worldwide Corporation
230,000 2.056%,  4/5/2025 243,717
Owens-Brockway Glass Container,
Inc.
340,000 5.875%,  8/15/2023
g
364,225
PACCAR Financial Corporation
153,000 2.650%,  4/6/2023 161,181
Parker-Hannifin Corporation
320,000 2.700%,  6/14/2024 343,147
Patrick Industries, Inc., Convertible
197,000 1.000%,  2/1/2023 207,999
Raytheon Technologies
Corporation
142,000 2.800%,  3/15/2022 146,034
Republic Services, Inc.
164,000 2.500%,  8/15/2024 175,103
Reynolds Group Issuer, Inc.
49,000 5.125%,  7/15/2023
g
49,603
Roper Technologies, Inc.
156,000 2.350%,  9/15/2024 166,074
149,000 1.000%,  9/15/2025 150,765
SRM Escrow Issuer, LLC
590,000 6.000%,  11/1/2028
g
617,633
Standard Industries, Inc.
950,000 4.375%,  7/15/2030
g
1,016,243
TransDigm, Inc.
290,000 6.250%,  3/15/2026
g
308,850
1,000,000 5.500%,  11/15/2027 1,051,300
United Rentals North America, Inc.
1,310,000 4.000%,  7/15/2030 1,378,775
United Technologies Corporation
300,000 3.950%,  8/16/2025 344,008
Principal
Amount Long-Term Fixed Income (48.1%) Value
Capital Goods (1.8%) - continued
WESCO Distribution, Inc.
$ 430,000 7.250%,  6/15/2028
g
$ 489,035
WW Grainger, Inc.
153,000 1.850%,  2/15/2025 161,113
Total 20,133,403
Collateralized Mortgage Obligations (7.9%)
Alternative Loan Trust
740,717
6.000%,  8/1/2036, Ser.
2006-24CB, Class A9 604,674
Antler Mortgage Trust
797,250
4.458%,  6/27/2022, Ser.
2019-RTL1, Class A1
g
797,725
1,502,652
4.335%,  7/25/2022, Ser.
2018-RTL1, Class A1
g
1,505,449
Banc of America Alternative Loan
Trust
996,947
6.000%,  11/25/2035, Ser.
2005-10, Class 3CB1 953,866
Banc of America Mortgage
Securities Trust
781,148
2.500%,  9/25/2035, Ser.
2005-H, Class 3A1
b
765,128
Bear Stearns Adjustable Rate
Mortgage Trust
177,381
2.410%,  (CMT 1Y + 2.300%),
10/25/2035, Ser. 2005-9,
Class A1
b
177,486
Bellemeade Re, Ltd.
1,194,767
1.748%,  (LIBOR 1M +
1.600%), 4/25/2028, Ser.
2018-1A, Class M1B
b,g
1,192,913
468,377
2.798%,  (LIBOR 1M +
2.650%), 6/25/2030, Ser.
2020-1A, Class M1A
b,g
469,541
1,300,000
3.548%,  (LIBOR 1M +
3.400%), 6/25/2030, Ser.
2020-1A, Class M1B
b,g
1,313,349
800,000
2.448%,  (LIBOR 1M +
2.300%), 8/26/2030, Ser.
2020-2A, Class M1A
b,g
802,257
Business Jet Securities, LLC
631,014
2.981%,  11/15/2035, Ser.
2020-1A, Class A
g
639,539
Cascade Funding Mortgage Trust
1,132,408
4.580%,  6/25/2048, Ser.
2018-RM1, Class A1
g
1,135,949
1,439,693
4.000%,  10/25/2068, Ser.
2018-RM2, Class A
b,g
1,486,469
CHL Mortgage Pass-Through Trust
1,097,235
2.661%,  11/20/2035, Ser.
2005-HYB7, Class 6A1
b
947,051
473,746
2.788%,  12/20/2035, Ser.
2005-HYB8, Class 3A1
b
476,267
1,538,373
6.000%,  11/25/2037, Ser.
2007-18, Class 1A2 1,217,936
CIM Trust
901,837
5.000%,  12/25/2057, Ser.
2018-R3, Class A1
b,g
959,976
Citigroup Mortgage Loan Trust,
Inc.
210,141
5.500%,  11/25/2035, Ser.
2005-9, Class 21A2 215,830

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.1%) Value
Collateralized Mortgage Obligations (7.9%) -
continued
$ 1,631,054
3.735%,  4/25/2037, Ser.
2007-AR5, Class 1A1A
b
$ 1,599,162
Countrywide Alternative Loan Trust
749,711
5.000%,  3/25/2035, Ser.
2005-3CB, Class 1A1 744,702
305,841
2.714%,  10/25/2035, Ser.
2005-43, Class 4A1
b
294,173
249,243
5.500%,  2/25/2036, Ser.
2005-85CB, Class 2A2 240,617
281,613
6.000%,  4/25/2036, Ser.
2006-4CB, Class 1A1 208,464
1,012,721
6.500%,  8/25/2036, Ser.
2006-23CB, Class 2A3 553,962
Countrywide Home Loan
Mortgage Pass Through Trust
687,751
2.711%,  11/25/2035, Ser.
2005-22, Class 2A1
b
645,667
Credit Suisse First Boston
Mortgage Securities Corporation
168,407
5.250%,  10/25/2035, Ser.
2005-9, Class 1A3 168,386
Deutsche Alt-A Securities, Inc.,
Mortgage Loan Trust
1,123,127
5.250%,  6/25/2035, Ser.
2005-3, Class 4A6 1,151,617
519,941
2.353%,  8/25/2035, Ser.
2005-AR1, Class 2A3
b
501,077
Eagle Re, Ltd.
1,383,599
1.948%,  (LIBOR 1M +
1.800%), 4/25/2029, Ser.
2019-1, Class M1B
b,g
1,377,149
Federal Home Loan Mortgage
Corporation
3,092,601
3.500%,  8/15/2035, Ser.
345, Class C8
k
332,883
Federal Home Loan Mortgage
Corporation - REMIC
1,119,747
2.500%,  12/15/2022, Ser.
4155, Class AI
k
19,324
849,108
2.500%,  5/15/2027, Ser.
4106, Class HI
k
37,342
2,619,139
3.000%,  5/15/2027, Ser.
4046, Class GI
k
143,654
2,212,456
3.000%,  7/15/2027, Ser.
4084, Class NI
k
137,063
3,183,395
3.000%,  7/15/2027, Ser.
4074, Class IO
k
198,880
1,099,580
2.500%,  2/15/2028, Ser.
4162, Class AI
k
58,724
2,430,196
2.500%,  2/15/2028, Ser.
4161, Class UI
k
133,455
3,641,795
2.500%,  3/15/2028, Ser.
4177, Class EI
k
199,827
3,229,275
3.500%,  10/15/2032, Ser.
4119, Class KI
k
389,970
1,957,428
3.000%,  2/15/2033, Ser.
4170, Class IG
k
189,187
3,507,992
3.000%,  4/15/2033, Ser.
4203, Class DI
k
258,288
Federal National Mortgage
Association - REMIC
4,460,016
3.000%,  7/25/2027, Ser.
2012-73, Class DI
k
242,489
Principal
Amount Long-Term Fixed Income (48.1%) Value
Collateralized Mortgage Obligations (7.9%) -
continued
$ 2,831,953
3.000%,  7/25/2027, Ser.
2012-74, Class AI
k
$ 138,098
5,902,558
3.000%,  8/25/2027, Ser.
2012-95, Class HI
k
282,089
2,593,532
3.500%,  9/25/2027, Ser.
2012-98, Class YI
k
169,702
7,494,004
3.000%,  11/25/2027, Ser.
2012-121, Class BI
k
469,294
3,892,615
3.000%,  12/25/2027, Ser.
2012-139, Class DI
k
203,191
1,903,913
2.500%,  1/25/2028, Ser.
2012-152, Class AI
k
100,420
5,177,454
3.000%,  1/25/2028, Ser.
2012-147, Class EI
k
276,148
1,666,787
2.500%,  2/25/2028, Ser.
2013-46, Class CI
k
75,082
1,661,704
3.000%,  2/25/2028, Ser.
2013-2, Class GI
k
100,044
1,066,013
3.000%,  4/25/2028, Ser.
2013-30, Class DI
k
67,897
3,829,744
3.000%,  11/25/2031, Ser.
2013-69, Class IO
k
185,935
2,287,490
3.000%,  2/25/2033, Ser.
2013-1, Class YI
k
250,727
First Horizon Alternative Mortgage
Securities Trust
383,453
2.467%,  3/25/2035, Ser.
2005-AA2, Class 1A1
b
355,424
368,960
2.977%,  7/25/2035, Ser.
2005-AA5, Class 2A1
b
366,340
First Horizon Mortgage Pass-
Through Trust
434,845
3.525%,  8/25/2037, Ser.
2007-AR2, Class 1A2
b
281,834
Genworth Mortgage Insurance
Corporation
1,000,000
2.048%,  (LIBOR 1M +
1.900%), 11/26/2029, Ser.
2019-1, Class M1
b,g
997,614
GMAC Mortgage Corporation
Loan Trust
758,542
3.662%,  5/25/2035, Ser.
2005-AR2, Class 4A
b
742,596
Government National Mortgage
Association
1,008,865
4.000%,  1/16/2027, Ser.
2012-3, Class IO
k
64,286
Greenpoint Mortgage Funding
Trust
551,898
0.348%,  (LIBOR 1M +
0.200%), 10/25/2045, Ser.
2005-AR4, Class G41B
b
494,646
IndyMac IMJA Mortgage Loan
Trust
1,104,422
6.250%,  11/25/2037, Ser.
2007-A3, Class A1 708,879
IndyMac INDX Mortgage Loan
Trust
2,505,217
0.568%,  (LIBOR 1M +
0.420%), 4/25/2046, Ser.
2006-AR2, Class 1A1B
b
2,309,979
J.P. Morgan Alternative Loan Trust
1,167,971
6.500%,  3/25/2036, Ser.
2006-S1, Class 1A19 932,775

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.1%) Value
Collateralized Mortgage Obligations (7.9%) -
continued
J.P. Morgan Mortgage Trust
$ 136,767
6.500%,  1/25/2035, Ser.
2005-S1, Class 1A2 $ 156,472
519,536
3.458%,  2/25/2036, Ser.
2006-A1, Class 2A2
b
454,532
Legacy Mortgage Asset Trust
1,853,088
4.000%,  1/25/2059, Ser.
2019-GS1, Class A1
g
1,881,893
1,988,294
3.250%,  2/25/2060, Ser.
2020-GS4, Class A1
g,h
2,023,252
Lehman Mortgage Trust
347,788
0.898%,  (LIBOR 1M +
0.750%), 12/25/2035, Ser.
2005-2, Class 3A1
b
209,354
Master Asset Securitization Trust
1,106,175
0.648%,  (LIBOR 1M +
0.500%), 6/25/2036, Ser.
2006-2, Class 2A2
b
254,951
MASTR Alternative Loans Trust
494,968
0.598%,  (LIBOR 1M +
0.450%), 12/25/2035, Ser.
2005-6, Class 2A1
b
77,883
Merrill Lynch Alternative Note
Asset Trust
614,846
6.000%,  3/25/2037, Ser.
2007-F1, Class 2A1 397,399
411,102
6.000%,  3/25/2037, Ser.
2007-F1, Class 2A6 249,592
Merrill Lynch Mortgage Investors
Trust
1,068,367
3.508%,  6/25/2035, Ser.
2005-A5, Class M1
b
596,127
New Residential Mortgage Loan
Trust
669,204
4.335%,  7/25/2060, Ser.
2020-NPL1, Class A1
g,h
677,353
Oaktown Re II, Ltd.
516,383
1.698%,  (LIBOR 1M +
1.550%), 7/25/2028, Ser.
2018-1A, Class M1
b,g
515,460
Preston Ridge Partners Mortgage
Trust, LLC
1,865,456
3.500%,  10/25/2024, Ser.
2019-GS1, Class A1
b,g
1,888,098
1,368,001
4.750%,  10/25/2024, Ser.
2019-GS1, Class A2
b,g
1,372,647
586,081
3.351%,  11/25/2024, Ser.
2019-4A, Class A1
g,h
588,233
993,721
3.671%,  8/25/2025, Ser.
2020-2, Class A1
g,h
1,003,197
Pretium Mortgage Credit Partners,
LLC
1,196,645
2.858%,  5/27/2059, Ser.
2020-NPL1, Class A1
g,h
1,201,363
Radnor RE, Ltd.
138,364
1.548%,  (LIBOR 1M +
1.400%), 3/25/2028, Ser.
2018-1, Class M1
b,g
138,344
2,300,000
2.848%,  (LIBOR 1M +
2.700%), 3/25/2028, Ser.
2018-1, Class M2
b,g
2,304,675
Principal
Amount Long-Term Fixed Income (48.1%) Value
Collateralized Mortgage Obligations (7.9%) -
continued
RCO Mortgage, LLC
$ 1,072,164
3.475%,  11/25/2024, Ser.
2019-2, Class A1
g,h
$ 1,073,515
Renaissance Home Equity Loan
Trust
1,471,186
5.797%,  8/25/2036, Ser.
2006-2, Class AF3
h
837,860
Residential Accredit Loans, Inc.
Trust
780,145
6.000%,  8/25/2035, Ser.
2005-QS10, Class 2A 776,535
445,486
5.750%,  9/25/2035, Ser.
2005-QS13, Class 2A3 446,120
482,730
6.000%,  1/25/2037, Ser.
2007-QS1, Class 1A1 471,714
983,485
5.750%,  4/25/2037, Ser.
2007-QS6, Class A28 941,895
919,980
6.250%,  4/25/2037, Ser.
2007-QS6, Class A6 905,351
233,202
6.000%,  6/25/2037, Ser.
2007-QS8, Class A10 226,807
Residential Asset Securitization
Trust
843,146
6.217%,  8/25/2022, Ser.
2007-A8, Class 3A1
b
605,993
562,678
2.740%,  1/25/2034, Ser.
2004-IP1, Class A1
b
566,012
1,577,507
5.500%,  4/25/2035, Ser.
2005-A1, Class A3 1,646,082
Residential Funding Mortgage
Security I Trust
631,363
6.000%,  7/25/2037, Ser.
2007-S7, Class A20 595,235
Sequoia Mortgage Trust
848,165
3.118%,  9/20/2046, Ser.
2007-1, Class 4A1
b
657,316
Silver Hill Trust
1,321,481
3.102%,  11/25/2049, Ser.
2019-SBC1, Class A1
b,g
1,365,664
Stanwich Mortgage Loan Trust
765,446
3.475%,  11/16/2024, Ser.
2019-NPB2, Class A1
g,h
767,880
Starwood Mortgage Residential
Trust
1,143,776
4.121%,  10/25/2048, Ser.
2018-IMC2, Class A1
b,g
1,186,575
1,600,000
3.970%,  4/25/2060, Ser.
2020-2, Class A2
b,g
1,664,922
Structured Adjustable Rate
Mortgage Loan Trust
325,979
3.214%,  7/25/2035, Ser.
2005-15, Class 4A1
b
297,361
232,154
3.230%,  9/25/2035, Ser.
2005-18, Class 1A1
b
186,503
Structured Asset Mortgage
Investments, Inc.
671,118
0.768%,  (LIBOR 1M +
0.620%), 12/25/2035, Ser.
2005-AR4, Class A1
b
634,112
Toorak Mortgage Corporation
1,417,385
4.336%,  8/25/2021, Ser.
2018-1, Class A1
g,h
1,420,568

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.1%) Value
Collateralized Mortgage Obligations (7.9%) -
continued
$ 2,300,000
4.458%,  3/25/2022, Ser.
2019-1, Class A1
g,h
$ 2,335,549
1,750,000
2.734%,  3/25/2023, Ser.
2020-1, Class A1
g,h
1,754,466
Vericrest Opportunity Loan
Transferee
1,158,593
2.981%,  3/25/2050, Ser.
2020-NPL4, Class A1
g,h
1,159,897
1,800,000
3.475%,  3/25/2050, Ser.
2020-NPL5, Class A1B
g,h
1,792,551
4,850,000
4.090%,  11/25/2049, Ser.
2019-NPL8, Class A1B
g,h
4,842,095
2,900,000
4.090%,  11/26/2049, Ser.
2019-NPL9, Class A1B
g,h
2,895,273
285,952
3.426%,  12/27/2049, Ser.
2019-NP10, Class A1A
g,h
286,661
Verus Securitization Trust
1,355,745
3.345%,  5/25/2059, Ser.
2019-2, Class A2
b,g
1,365,699
WaMu Mortgage Pass Through
Certificates
889,125
1.489%,  (12 MTA + 0.880%),
10/25/2046, Ser. 2006-AR13,
Class 1A
b
813,389
963,846
1.753%,  (COF 11 + 1.250%),
3/25/2047, Ser. 2007-OA2,
Class 2A
b
914,683
Washington Mutual Mortgage Pass
Through Certificates
521,931
6.000%,  11/25/2035, Ser.
2005-10, Class 2A9 524,016
1,207,470
7.000%,  4/25/2037, Ser.
2007-2, Class 1A1 714,796
Washington Mutual Mortgage
Pass-Through Certificates
456,824
6.000%,  3/25/2035, Ser.
2005-1, Class 2A 456,138
Total 88,180,525
Commercial Mortgage-Backed Securities (0.4%)
BFLD Trust
1,250,000
1.859%,  (LIBOR 1M +
1.700%), 10/15/2035, Ser.
2020-EYP, Class B
b,g
1,254,052
Federal National Mortgage
Association - ACES
28,271,282
1.466%,  2/25/2031, Ser.
2019-M21, Class X2
b,k
3,019,025
Total 4,273,077
Communications Services (2.7%)
Altice France SA
380,000 5.500%,  1/15/2028
g
397,294
American Tower Corporation
234,000 3.375%,  5/15/2024 254,499
142,000 2.950%,  1/15/2025 153,795
149,000 4.400%,  2/15/2026 172,520
AT&T, Inc.
640,000 4.450%,  4/1/2024 714,642
British Sky Broadcasting Group
plc
140,000 3.125%,  11/26/2022
g
147,190
Principal
Amount Long-Term Fixed Income (48.1%) Value
Communications Services (2.7%) - continued
Cable One, Inc.
$ 200,000 4.000%,  11/15/2030
g
$ 207,750
CCO Holdings, LLC
650,000 5.500%,  5/1/2026
g
673,562
620,000 5.125%,  5/1/2027
g
657,938
1,400,000 4.500%,  8/15/2030
g
1,485,750
Charter Communications
Operating, LLC
227,000 4.500%,  2/1/2024 251,751
298,000 4.908%,  7/23/2025 346,232
Comcast Corporation
152,000 3.700%,  4/15/2024 167,207
152,000 3.950%,  10/15/2025 174,594
Cox Communications, Inc.
240,000 2.950%,  6/30/2023
g
252,453
Crown Castle International
Corporation
157,000 4.450%,  2/15/2026 181,623
CSC Holdings, LLC
1,025,000 5.500%,  5/15/2026
g
1,066,000
90,000 4.125%,  12/1/2030
g
94,104
770,000 4.625%,  12/1/2030
g
803,687
Deutsche Telekom International
Finance BV
164,000 2.485%,  9/19/2023
g
171,529
Discovery Communications, LLC
148,000 2.950%,  3/20/2023 155,921
DISH Network Corporation,
Convertible
839,000 3.375%,  8/15/2026 799,761
Embarq Corporation
650,000 7.995%,  6/1/2036 801,742
Entercom Media Corporation
330,000 6.500%,  5/1/2027
g
335,362
Fox Corporation
312,000 4.030%,  1/25/2024 343,572
Front Range BidCo, Inc.
830,000 4.000%,  3/1/2027
g
832,075
Frontier Communications
Corporation
300,000 5.875%,  10/15/2027
g
324,375
GCI, LLC
380,000 4.750%,  10/15/2028
g
405,289
Hughes Satellite Systems
Corporation
200,000 6.625%,  8/1/2026 226,294
iHeartCommunications, Inc.
735,000 4.750%,  1/15/2028
g
757,050
LCPR Senior Secured Financing
DAC
330,000 6.750%,  10/15/2027
g
355,162
Level 3 Financing, Inc.
285,000 5.250%,  3/15/2026 294,491
780,000 4.625%,  9/15/2027
g
814,659
680,000 4.250%,  7/1/2028
g
698,700
Liberty Interactive, LLC,
Convertible
222,000 3.500%,  1/15/2031 199,603
Meredith Corporation
400,000 6.500%,  7/1/2025
g
424,000
Netflix, Inc.
1,210,000 4.875%,  4/15/2028 1,364,517

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.1%) Value
Communications Services (2.7%) - continued
Nexstar Escrow Corporation
$ 520,000 5.625%,  7/15/2027
g
$ 557,050
Nielsen Finance, LLC
170,000 5.625%,  10/1/2028
g
184,714
SBA Communications Corporation
400,000 3.875%,  2/15/2027
g
420,120
Scripps Escrow II, Inc.
260,000 3.875%,  1/15/2029
g
271,049
SFR Group SA
840,000 7.375%,  5/1/2026
g
884,100
Sinclair Television Group, Inc.
570,000 5.500%,  3/1/2030
g
594,225
Sirius XM Radio, Inc.
1,220,000 5.000%,  8/1/2027
g
1,296,262
100,000 4.125%,  7/1/2030
g
106,438
Sprint Capital Corporation
520,000 6.875%,  11/15/2028 685,610
270,000 8.750%,  3/15/2032 427,511
Sprint Corporation
630,000 7.250%,  9/15/2021 655,515
350,000 7.125%,  6/15/2024 409,287
1,240,000 7.625%,  2/15/2025 1,482,835
T-Mobile USA, Inc.
250,000 3.500%,  4/15/2025
g
276,245
Univision Communications, Inc.
680,000 6.625%,  6/1/2027
g
730,252
VeriSign, Inc.
295,000 4.750%,  7/15/2027 316,483
Verizon Communications, Inc.
117,000 2.946%,  3/15/2022 120,658
281,000
1.321%,  (LIBOR 3M +
1.100%), 5/15/2025
b
288,545
296,000 0.850%,  11/20/2025 298,257
Viacom, Inc.
210,000 4.250%,  9/1/2023 228,609
138,000 5.875%,  2/28/2057
b
143,175
ViaSat, Inc.
280,000 5.625%,  9/15/2025
g
286,384
Virgin Media Secured Finance plc
550,000 5.500%,  8/15/2026
g
571,313
Vodafone Group plc
245,000 3.750%,  1/16/2024 267,688
VTR Finance NV
250,000 6.375%,  7/15/2028
g
273,125
Walt Disney Company
148,000 1.750%,  1/13/2026 155,110
Ziggo BV
556,000 5.500%,  1/15/2027
g
580,325
Total 30,017,578
Consumer Cyclical (3.2%)
1011778 B.C., ULC
1,120,000 4.375%,  1/15/2028
g
1,153,600
Allied Universal Holdco, LLC
400,000 6.625%,  7/15/2026
g
426,520
Allison Transmission, Inc
535,000 3.750%,  1/30/2031
g
547,372
Amazon.com, Inc.
149,000 0.800%,  6/3/2025 151,155
Principal
Amount Long-Term Fixed Income (48.1%) Value
Consumer Cyclical (3.2%) - continued
American Axle & Manufacturing,
Inc.
$ 630,000 6.500%,  4/1/2027 $ 663,075
American Honda Finance
Corporation
240,000 2.050%,  1/10/2023 248,170
149,000 0.650%,  9/8/2023 149,931
149,000 1.200%,  7/8/2025 152,447
Bloomin' Brands, Inc., Convertible
117,000 5.000%,  5/1/2025
g
214,846
BMW Finance NV
161,000 2.250%,  8/12/2022
g
166,022
Booking Holdings, Inc.,
Convertible
99,000 0.900%,  9/15/2021 114,744
Brookfield Property REIT, Inc.
240,000 5.750%,  5/15/2026
g
236,778
Brookfield Residential Properties,
Inc.
810,000 6.250%,  9/15/2027
g
861,637
Burlington Stores, Inc., Convertible
777,000 2.250%,  4/15/2025
g
1,076,349
Carnival Corporation
390,000 11.500%,  4/1/2023
g
450,965
270,000 10.500%,  2/1/2026
g
314,550
130,000 7.625%,  3/1/2026
g
141,634
Cedar Fair, LP
490,000 5.250%,  7/15/2029 504,479
Colt Merger Sub, Inc.
830,000 6.250%,  7/1/2025
g
883,950
D.R. Horton, Inc.
75,000 2.600%,  10/15/2025 80,880
Daimler Finance North America,
LLC
158,000 2.550%,  8/15/2022
g
163,360
Dana, Inc.
520,000 5.625%,  6/15/2028 559,900
Dick's Sporting Goods, Inc.,
Convertible
496,000 3.250%,  4/15/2025
g
883,190
Empire Communities Corporation
160,000 7.000%,  12/15/2025
g
168,618
Ford Motor Company
230,000 9.000%,  4/22/2025 282,635
130,000 9.625%,  4/22/2030 183,462
590,000 7.450%,  7/16/2031 756,675
Ford Motor Credit Company, LLC
1,300,000 4.063%,  11/1/2024 1,365,741
920,000 4.134%,  8/4/2025 964,850
General Motors Company
218,000 5.400%,  10/2/2023 244,087
148,000 6.125%,  10/1/2025 179,483
General Motors Financial
Company, Inc.
213,000 4.375%,  9/25/2021 218,750
154,000 4.200%,  11/6/2021 158,728
141,000 3.150%,  6/30/2022 145,977
311,000 3.950%,  4/13/2024 338,697
228,000 2.900%,  2/26/2025 243,441
149,000 2.750%,  6/20/2025 159,295
320,000 5.700%,  9/30/2030
b,j
352,800

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.1%) Value
Consumer Cyclical (3.2%) - continued
Hanesbrands, Inc.
$ 740,000 4.875%,  5/15/2026
g
$ 803,825
Harley-Davidson Financial
Services, Inc.
240,000 4.050%,  2/4/2022
g
248,378
Herc Holdings, Inc.
330,000 5.500%,  7/15/2027
g
349,800
Hilton Domestic Operating
Company, Inc.
1,200,000 4.875%,  1/15/2030 1,311,000
Home Depot, Inc.
148,000 3.750%,  2/15/2024 162,265
Hyundai Capital America
245,000 3.000%,  6/20/2022
g
252,666
149,000 1.800%,  10/15/2025
g
152,731
International Game Technology plc
550,000 5.250%,  1/15/2029
g
592,625
KB Home
430,000 4.800%,  11/15/2029 471,925
Kohl's Corporation
193,000 9.500%,  5/15/2025 250,297
L Brands, Inc.
560,000 6.625%,  10/1/2030
g
623,000
Landry's, Inc.
405,000 6.750%,  10/15/2024
g
402,092
Lennar Corporation
86,000 4.125%,  1/15/2022 88,042
229,000 4.875%,  12/15/2023 253,045
1,475,000 4.500%,  4/30/2024 1,629,875
77,000 5.875%,  11/15/2024 88,935
148,000 4.750%,  5/30/2025 169,090
Live Nation Entertainment, Inc.
260,000 3.750%,  1/15/2028
e,g
262,704
Lowe's Companies, Inc.
148,000 4.000%,  4/15/2025 168,127
Marriott International, Inc.
298,000 3.750%,  10/1/2025 322,616
Marriott Vacations Worldwide
Corporation, Convertible
197,000 1.500%,  9/15/2022 222,999
Mattamy Group Corporation
1,080,000 5.250%,  12/15/2027
g
1,142,100
McDonald's Corporation
320,000 3.350%,  4/1/2023 340,869
MGM Resorts International
844,000 5.750%,  6/15/2025 933,169
Nissan Motor Company, Ltd.
149,000 3.043%,  9/15/2023
g
155,783
Norwegian Cruise Line Holdings,
Ltd.
260,000 10.250%,  2/1/2026
g
304,200
Prime Security Services Borrower,
LLC
1,070,000 5.750%,  4/15/2026
g
1,171,650
195,000 3.375%,  8/31/2027
g
193,538
Ralph Lauren Corporation
149,000 1.700%,  6/15/2022 151,706
Royal Caribbean Cruises, Ltd.
520,000 9.125%,  6/15/2023
g
564,200
200,000 11.500%,  6/1/2025
g
233,810
Principal
Amount Long-Term Fixed Income (48.1%) Value
Consumer Cyclical (3.2%) - continued
Scientific Games International, Inc.
$ 620,000 5.000%,  10/15/2025
g
$ 639,772
SeaWorld Parks and
Entertainment, Inc.
260,000 9.500%,  8/1/2025
g
282,263
Six Flags Entertainment
Corporation
380,000 5.500%,  4/15/2027
g,i
390,450
Six Flags Theme Parks, Inc.
240,000 7.000%,  7/1/2025
g
259,200
Staples, Inc.
680,000 7.500%,  4/15/2026
g
710,104
Target Corporation
148,000 2.250%,  4/15/2025 158,687
Tenneco, Inc.
260,000 5.000%,  7/15/2026 239,200
TJX Companies, Inc.
148,000 3.500%,  4/15/2025 165,209
Toll Brothers Finance Corporation
297,000 5.875%,  2/15/2022 308,880
Toyota Motor Credit Corporation
297,000 0.800%,  10/16/2025 299,060
Under Armour, Inc., Convertible
98,000 1.500%,  6/1/2024
g
161,537
VF Corporation
151,000 2.050%,  4/23/2022 154,239
Volkswagen Group of America
Finance, LLC
250,000 4.250%,  11/13/2023
g
274,935
74,000 3.350%,  5/13/2025
g
81,336
Wyndham Destinations, Inc.
330,000 6.625%,  7/31/2026
g
377,850
Wyndham Hotels & Resorts, Inc.
195,000 4.375%,  8/15/2028
g
202,615
Yum! Brands, Inc.
920,000 4.750%,  1/15/2030
g
1,008,780
ZF North America Capital, Inc.
260,000 4.750%,  4/29/2025
g
280,179
Total 35,920,151
Consumer Non-Cyclical (3.0%)
Abbott Laboratories
284,000 2.550%,  3/15/2022 291,637
149,000 3.400%,  11/30/2023 161,478
AbbVie, Inc.
142,000 2.900%,  11/6/2022 148,538
310,000 2.300%,  11/21/2022 321,381
162,000 2.800%,  3/15/2023 169,418
610,000 3.600%,  5/14/2025 679,730
Albertson's Companies, Inc.
805,000 3.500%,  3/15/2029
g
813,050
250,000 4.875%,  2/15/2030
g
275,470
Altria Group, Inc.
232,000 3.800%,  2/14/2024 253,306
160,000 4.400%,  2/14/2026 185,727
Amgen, Inc.
230,000 1.900%,  2/21/2025 241,708
Anheuser-Busch Companies, LLC
160,000 3.650%,  2/1/2026 180,759

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.1%) Value
Consumer Non-Cyclical (3.0%) - continued
Anheuser-Busch InBev Worldwide,
Inc.
$ 229,000 4.150%,  1/23/2025 $ 260,747
Anthem, Inc.
221,000 2.375%,  1/15/2025 236,325
Aramark Services, Inc.
250,000 6.375%,  5/1/2025
g,i
267,187
AstraZeneca plc
148,000 0.700%,  4/8/2026 147,183
BAT Capital Corporation
229,000 3.222%,  8/15/2024 247,916
BAT International Finance plc
149,000 1.668%,  3/25/2026 152,483
Bausch Health Companies, Inc.
160,000 5.000%,  1/30/2028
g
164,886
590,000 5.000%,  2/15/2029
g
606,638
Bayer U.S. Finance II, LLC
290,000 3.500%,  6/25/2021
g
293,524
Boston Scientific Corporation
320,000 3.450%,  3/1/2024 346,589
Bristol-Myers Squibb Company
229,000 3.625%,  5/15/2024 251,030
Bunge, Ltd. Finance Corporation
179,000 1.630%,  8/17/2025 184,960
Cargill, Inc.
152,000 1.375%,  7/23/2023
g
155,784
Centene Corporation
360,000 4.750%,  1/15/2025 369,443
229,000 5.375%,  8/15/2026
g
241,881
200,000 4.250%,  12/15/2027 212,000
470,000 4.625%,  12/15/2029 521,799
800,000 3.000%,  10/15/2030 847,920
Central Garden & Pet Company
460,000 4.125%,  10/15/2030 479,550
Cigna Corporation
310,000 4.125%,  11/15/2025 357,012
Community Health Systems, Inc.
260,000 6.000%,  1/15/2029
g
280,868
Conagra Brands, Inc.
155,000 4.300%,  5/1/2024 173,441
Constellation Brands, Inc.
325,000 4.250%,  5/1/2023 354,242
CVS Health Corporation
142,000 2.750%,  12/1/2022 147,613
183,000 3.700%,  3/9/2023 195,896
325,000 4.100%,  3/25/2025 367,980
DaVita, Inc.
610,000 4.625%,  6/1/2030
g
646,600
Diageo Capital plc
179,000 1.375%,  9/29/2025 184,138
Edgewell Personal Care Company
260,000 5.500%,  6/1/2028
g
279,422
Encompass Health Corporation
700,000 4.500%,  2/1/2028 731,500
Energizer Holdings, Inc.
860,000 4.375%,  3/31/2029
g
890,547
General Mills, Inc.
163,000 3.700%,  10/17/2023 177,508
163,000 3.650%,  2/15/2024 176,835
Principal
Amount Long-Term Fixed Income (48.1%) Value
Consumer Non-Cyclical (3.0%) - continued
H. J. Heinz Company
$ 130,000 5.200%,  7/15/2045 $ 154,358
HCA, Inc.
1,510,000 5.375%,  2/1/2025 1,698,040
HLF Financing SARL, LLC
390,000 7.250%,  8/15/2026
g
413,765
Illumina, Inc., Convertible
59,000 0.500%,  6/15/2021 86,221
Imperial Brands Finance plc
164,000 3.125%,  7/26/2024
g
175,607
Ionis Pharmaceuticals, Inc.,
Convertible
158,000 0.125%,  12/15/2024 161,250
JBS Investments II GmbH
100,000 5.750%,  1/15/2028
g
107,001
JBS USA, LLC
630,000 5.750%,  6/15/2025
g
650,475
580,000 5.500%,  1/15/2030
g
666,281
Kraft Foods Group, Inc.
650,000 5.000%,  6/4/2042 761,605
Kraft Heinz Foods Company
640,000 4.625%,  1/30/2029 731,987
970,000 3.750%,  4/1/2030
g
1,036,180
310,000 4.250%,  3/1/2031
g
345,480
Kroger Company
144,000 2.800%,  8/1/2022 149,171
McKesson Corporation
148,000 0.900%,  12/3/2025 148,747
Medtronic, Inc.
54,000 3.500%,  3/15/2025 60,588
Molina Healthcare, Inc.
450,000 4.375%,  6/15/2028
g
473,625
Mondelez International, Inc.
76,000 2.125%,  4/13/2023 78,933
MPH Acquisition Holdings, LLC
270,000 5.750%,  11/1/2028
g
263,925
Mylan NV
198,000 3.150%,  6/15/2021 199,913
Mylan, Inc.
164,000 4.200%,  11/29/2023 179,333
Novartis Capital Corporation
153,000 1.750%,  2/14/2025 160,476
Par Pharmaceutical, Inc.
620,000 7.500%,  4/1/2027
g
672,700
PepsiCo, Inc.
227,000 2.250%,  3/19/2025 242,862
Philip Morris International, Inc.
228,000 1.500%,  5/1/2025 236,114
Pilgrim's Pride Corporation
270,000 5.875%,  9/30/2027
g
292,845
QBE Insurance Group, Ltd.
320,000 5.875%,  5/12/2025
b,g,i,j
349,600
Reynolds American, Inc.
163,000 4.850%,  9/15/2023 181,782
Royalty Pharma plc
149,000 1.200%,  9/2/2025
g
151,246
Scotts Miracle-Gro Company
690,000 4.500%,  10/15/2029 743,475

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.1%) Value
Consumer Non-Cyclical (3.0%) - continued
SEG Holding, LLC
$ 540,000 5.625%,  10/15/2028
g
$ 569,700
Shire Acquisitions Investments
Ireland Designated Activity
Company
77,000 2.400%,  9/23/2021 78,004
Simmons Foods, Inc.
420,000 5.750%,  11/1/2024
g
428,925
Spectrum Brands, Inc.
310,000 5.000%,  10/1/2029
g
332,909
200,000 5.500%,  7/15/2030
g
215,500
Syneos Health, Inc.
230,000 3.625%,  1/15/2029
g
230,636
Sysco Corporation
299,000 5.650%,  4/1/2025 355,447
Teleflex, Inc.
1,015,000 4.875%,  6/1/2026 1,056,909
Tenet Healthcare Corporation
340,000 4.625%,  7/15/2024 348,507
910,000 5.125%,  11/1/2027
g
963,463
Teva Pharmaceutical Finance
Netherlands III BV
52,000 2.200%,  7/21/2021 51,870
570,000 2.800%,  7/21/2023 564,300
Thermo Fisher Scientific, Inc.
150,000 4.133%,  3/25/2025 170,526
Tyson Foods, Inc.
152,000 4.500%,  6/15/2022 159,388
Upjohn, Inc.
149,000 1.650%,  6/22/2025
g
153,975
VRX Escrow Corporation
1,380,000 6.125%,  4/15/2025
g
1,422,311
Zoetis, Inc.
242,000 3.250%,  2/1/2023 254,545
Total 33,604,149
Energy (2.8%)
Antero Midstream Partners, LP
200,000 5.750%,  3/1/2027
g
196,500
Antero Resources Corporation
110,000 5.625%,  6/1/2023 107,800
360,000 5.000%,  3/1/2025
i
342,000
200,000 8.375%,  7/15/2026
e,g
204,138
Apache Corporation
250,000 4.875%,  11/15/2027 265,000
410,000 4.375%,  10/15/2028
i
426,802
320,000 5.100%,  9/1/2040 343,200
Archrock Partners, LP
380,000 6.250%,  4/1/2028
g
395,565
Blue Racer Midstream, LLC
260,000 7.625%,  12/15/2025
g
276,900
BP Capital Markets America, Inc.
570,000 2.520%,  9/19/2022 589,548
153,000 2.937%,  4/6/2023 161,456
BP Capital Markets plc
320,000 4.875%,  3/22/2030
b,j
357,024
Buckeye Partners, LP
150,000 4.125%,  3/1/2025
g
151,875
510,000 3.950%,  12/1/2026 516,630
190,000 4.125%,  12/1/2027 193,800
Principal
Amount Long-Term Fixed Income (48.1%) Value
Energy (2.8%) - continued
Canadian Natural Resources, Ltd.
$ 143,000 2.950%,  1/15/2023 $ 149,553
149,000 2.050%,  7/15/2025 156,266
Canadian Oil Sands, Ltd.
141,000 9.400%,  9/1/2021
g
146,835
Cenovus Energy, Inc.
318,000 5.375%,  7/15/2025 358,462
130,000 6.750%,  11/15/2039 171,676
Cheniere Corpus Christi Holdings,
LLC
268,000 5.875%,  3/31/2025 311,841
Cheniere Energy Partners, LP
1,265,000 5.625%,  10/1/2026 1,318,762
Chevron Corporation
73,000 1.141%,  5/11/2023 74,532
149,000 1.554%,  5/11/2025 154,756
CNX Resources Corporation
360,000 6.000%,  1/15/2029
g
368,815
Comstock Resources, Inc.
270,000 9.750%,  8/15/2026 289,575
Continental Resources, Inc.
47,000 4.500%,  4/15/2023 48,462
200,000 4.375%,  1/15/2028
i
204,000
260,000 5.750%,  1/15/2031
g
288,595
Devon Energy Corporation
149,000 5.850%,  12/15/2025 175,090
Diamondback Energy, Inc.
155,000 2.875%,  12/1/2024 162,900
Enagas SA
760,000 5.500%,  1/15/2028
g
776,150
Enbridge, Inc.
145,000 2.900%,  7/15/2022 150,352
1,150,000 6.250%,  3/1/2078
b
1,257,237
Encana Corporation
200,000 6.625%,  8/15/2037 223,133
Endeavor Energy Resources, LP
480,000 5.750%,  1/30/2028
g
517,776
Energy Transfer Operating, LP
142,000 4.200%,  9/15/2023 153,041
325,000 5.875%,  1/15/2024 365,225
346,000 6.625%,  2/15/2028
b,j
292,543
EnLink Midstream Partners, LP
410,000 4.850%,  7/15/2026 397,700
365,000 5.600%,  4/1/2044 292,913
Enterprise Products Operating,
LLC
560,000 4.875%,  8/16/2077
b
540,803
EOG Resources, Inc.
230,000 2.625%,  3/15/2023 240,008
EQM Midstream Partners, LP
460,000 6.500%,  7/1/2027
g
517,976
200,000 5.500%,  7/15/2028 218,570
200,000 6.500%,  7/15/2048 207,500
EQT Corporation
710,000 3.900%,  10/1/2027 705,350
EQT Corporation, Convertible
297,000 1.750%,  5/1/2026
g
349,495
Equinor ASA
150,000 2.875%,  4/6/2025 163,800

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.1%) Value
Energy (2.8%) - continued
Exxon Mobil Corporation
$ 220,000 1.571%,  4/15/2023 $ 226,234
151,000 2.992%,  3/19/2025 165,239
Genesis Energy, LP
200,000 6.500%,  10/1/2025 194,500
130,000 8.000%,  1/15/2027 129,350
Harvest Midstream, LP
480,000 7.500%,  9/1/2028
g
510,600
Hess Corporation
92,000 3.500%,  7/15/2024 96,775
Hess Midstream Operations, LP
325,000 5.625%,  2/15/2026
g
338,000
Kinder Morgan Energy Partners,
LP
284,000 3.450%,  2/15/2023 298,102
Marathon Petroleum Corporation
163,000 4.750%,  12/15/2023 180,429
148,000 4.700%,  5/1/2025 169,510
MPLX, LP
213,000 4.500%,  7/15/2023 231,982
179,000 1.750%,  3/1/2026 185,205
Murphy Oil Corporation
370,000 5.875%,  12/1/2027 364,450
National Fuel Gas Company
148,000 5.500%,  1/15/2026 170,673
Newfield Exploration Company
489,000 5.625%,  7/1/2024 524,814
Noble Energy, Inc.
239,000 3.900%,  11/15/2024 266,572
NuStar Logistics, LP
480,000 5.750%,  10/1/2025 511,200
Occidental Petroleum Corporation
230,000 3.450%,  7/15/2024 219,650
770,000 2.900%,  8/15/2024 741,125
270,000 3.400%,  4/15/2026 257,419
250,000 8.500%,  7/15/2027 288,513
480,000 3.500%,  8/15/2029 439,282
260,000 6.450%,  9/15/2036 272,220
660,000 4.400%,  4/15/2046 575,167
ONEOK, Inc.
76,000 2.200%,  9/15/2025 79,224
PDC Energy, Inc., Convertible
24,000 1.125%,  9/15/2021 23,318
Pioneer Natural Resources
Company, Convertible
248,000 0.250%,  5/15/2025
g
329,515
Plains All American Pipeline, LP
325,000 6.125%,  11/15/2022
b,j
264,063
81,000 2.850%,  1/31/2023 83,872
70,000 3.600%,  11/1/2024 74,592
185,000 4.650%,  10/15/2025 206,785
QEP Resources, Inc.
270,000 5.625%,  3/1/2026 296,069
Range Resources Corporation
200,000 9.250%,  2/1/2026 209,000
Sabine Pass Liquefaction, LLC
142,000 6.250%,  3/15/2022 149,444
142,000 5.625%,  4/15/2023 155,997
Schlumberger Finance Canada,
Ltd.
149,000 1.400%,  9/17/2025 153,190
Principal
Amount Long-Term Fixed Income (48.1%) Value
Energy (2.8%) - continued
Shell International Finance BV
$ 150,000 2.375%,  4/6/2025 $ 160,844
Southwestern Energy Company
445,000 7.500%,  4/1/2026 466,805
Suncor Energy, Inc.
149,000 3.100%,  5/15/2025 163,170
Sunoco Logistics Partners
Operations, LP
235,000 4.400%,  4/1/2021 236,469
Sunoco, LP
415,000 5.875%,  3/15/2028 448,200
200,000 4.500%,  5/15/2029
g
208,000
Targa Resources Partners, LP
205,000 5.375%,  2/1/2027 215,326
140,000 5.000%,  1/15/2028 147,778
Transocean Guardian, Ltd.
339,300 5.875%,  1/15/2024
g
285,012
USA Compression Partners, LP
200,000 6.875%,  4/1/2026 209,000
W&T Offshore, Inc.
435,000 9.750%,  11/1/2023
g
307,763
Weatherford International, Ltd.
260,000 8.750%,  9/1/2024
g
260,000
Western Gas Partners, LP
143,000 4.000%,  7/1/2022 146,933
Western Midstream Operating, LP
210,000 6.250%,  2/1/2050 231,000
400,000 4.100%,  2/1/2025 412,228
390,000 3.950%,  6/1/2025 397,800
Williams Partners, LP
280,000 4.500%,  11/15/2023 308,675
WPX Energy, Inc.
149,000 5.250%,  9/15/2024 162,301
205,000 5.750%,  6/1/2026 215,506
340,000 5.250%,  10/15/2027 360,271
Total 31,003,091
Financials (7.2%)
ACE INA Holdings, Inc.
90,000 2.875%,  11/3/2022 93,814
AerCap Ireland Capital DAC
121,000 3.150%,  2/15/2024 126,802
156,000 3.500%,  1/15/2025 165,608
150,000 6.500%,  7/15/2025 179,283
Air Lease Corporation
282,000 2.500%,  3/1/2021 282,859
Aircastle, Ltd.
228,000 5.000%,  4/1/2023 243,012
Ally Financial, Inc.
223,000 1.450%,  10/2/2023 227,627
550,000 5.750%,  11/20/2025 640,201
American Express Company
164,000 3.700%,  8/3/2023 177,582
160,000 3.400%,  2/22/2024 173,766
American International Group, Inc.
74,000 2.500%,  6/30/2025 79,534
Ares Capital Corporation
76,000 4.250%,  3/1/2025 82,370
147,000 3.875%,  1/15/2026 159,252

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.1%) Value
Financials (7.2%) - continued
Ares Capital Corporation,
Convertible
$ 121,000 4.625%,  3/1/2024 $ 127,353
Athene Global Funding
211,000 4.000%,  1/25/2022
g
218,477
Australia and New Zealand
Banking Group, Ltd.
265,000 2.950%,  7/22/2030
b,g
279,543
Aviation Capital Group, LLC
134,000 5.500%,  12/15/2024
g
148,322
Avolon Holdings Funding, Ltd.
80,000 5.250%,  5/15/2024
g
86,997
119,000 4.250%,  4/15/2026
g
128,178
BAC Capital Trust XIV
332,000
4.000%,  (LIBOR 3M +
0.400%), 1/20/2021
b,j
329,925
Banco Santander Mexico SA
89,000 5.375%,  4/17/2025
g
102,249
Banco Santander SA
200,000
1.344%,  (LIBOR 3M +
1.120%), 4/12/2023
b
202,008
Bank of America Corporation
276,000 3.004%,  12/20/2023
b
290,628
445,000 3.550%,  3/5/2024
b
475,456
663,000 3.864%,  7/23/2024
b
718,779
325,000 4.200%,  8/26/2024 364,582
1,640,000 6.250%,  9/5/2024
b,j
1,819,683
225,000 0.810%,  10/24/2024
b
227,086
160,000 3.458%,  3/15/2025
b
174,181
320,000 6.100%,  3/17/2025
b,j
362,576
373,000 1.319%,  6/19/2026
b
380,877
298,000 1.197%,  10/24/2026
b
301,900
640,000 5.875%,  3/15/2028
b,j
723,200
Bank of Montreal
488,000 3.300%,  2/5/2024 529,213
Bank of New York Mellon
Corporation
153,000 1.600%,  4/24/2025 159,926
160,000 4.700%,  9/20/2025
b,j
176,448
Bank of Nova Scotia
318,000 2.375%,  1/18/2023 331,086
152,000 1.950%,  2/1/2023 156,968
25,000 1.625%,  5/1/2023 25,718
480,000 4.900%,  6/4/2025
b,j
519,682
Barclays plc
300,000 4.610%,  2/15/2023
b
313,173
377,000 4.338%,  5/16/2024
b
408,006
250,000 8.000%,  6/15/2024
b,j
278,750
149,000 4.375%,  9/11/2024 165,750
179,000 2.852%,  5/7/2026
b
192,197
BB&T Corporation
164,000 2.500%,  8/1/2024 174,646
BNP Paribas SA
320,000 7.625%,  3/30/2021
b,g,j
324,000
188,000 2.819%,  11/19/2025
b,g
200,854
BPCE SA
163,000 3.000%,  5/22/2022
g
168,636
152,000 2.375%,  1/14/2025
g
160,612
Camden Property Trust
163,000 4.875%,  6/15/2023 177,617
Principal
Amount Long-Term Fixed Income (48.1%) Value
Financials (7.2%) - continued
Canadian Imperial Bank of
Commerce
$ 152,000 2.250%,  1/28/2025 $ 161,427
CANPACK SA
500,000 3.125%,  11/1/2025
g
502,500
Capital One Bank USA NA
245,000 3.375%,  2/15/2023 259,013
228,000 2.280%,  1/28/2026
b
238,470
Capital One Financial Corporation
421,000 3.050%,  3/9/2022 433,754
Cascades USA, Inc.
630,000 5.125%,  1/15/2026
g
665,438
Central Fidelity Capital Trust I
560,000
1.237%,  (LIBOR 3M +
1.000%), 4/15/2027
b
527,287
Charles Schwab Corporation
1,280,000 5.375%,  6/1/2025
b,j
1,425,600
73,000 0.900%,  3/11/2026 73,959
Citigroup, Inc.
142,000 2.750%,  4/25/2022 146,240
622,000 2.312%,  11/4/2022
b
631,963
280,000 3.142%,  1/24/2023
b
287,914
640,000 5.950%,  1/30/2023
b,j
671,743
664,000 5.000%,  9/12/2024
b,j
690,145
485,000 3.352%,  4/24/2025
b
527,200
332,000 5.950%,  5/15/2025
b,j
362,710
365,000 5.500%,  9/13/2025 438,648
315,000 4.000%,  12/10/2025
b,j
323,269
CNA Financial Corporation
190,000 3.950%,  5/15/2024 210,030
Comerica, Inc.
160,000 5.625%,  7/1/2025
b,j
177,200
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA
282,000 3.950%,  11/9/2022 299,689
Cooperatieve Rabobank UA
149,000 1.339%,  6/24/2026
b,g
152,118
Corporate Office Properties, LP
149,000 2.250%,  3/15/2026 155,294
Credit Acceptance Corporation
400,000 5.125%,  12/31/2024
g
416,000
Credit Agricole SA
142,000 3.375%,  1/10/2022
g
146,317
320,000 8.125%,  12/23/2025
b,g,j
388,800
149,000 1.907%,  6/16/2026
b,g
154,512
Credit Suisse AG
250,000 2.800%,  4/8/2022 258,081
Credit Suisse Group AG
498,000 7.500%,  12/11/2023
b,g,j
553,652
157,000 2.593%,  9/11/2025
b,g
165,179
250,000 2.193%,  6/5/2026
b,g
261,210
Credit Suisse Group Funding
(Guernsey), Ltd.
426,000 3.800%,  9/15/2022 449,922
Dai-ichi Life Insurance Company,
Ltd.
953,000 5.100%,  10/28/2024
b,g,i,j
1,069,743
Danske Bank AS
250,000 5.000%,  1/12/2023
b,g
260,211
Deutsche Bank AG
297,000 2.222%,  9/18/2024
b
305,514

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.1%) Value
Financials (7.2%) - continued
$ 400,000 6.000%,  10/30/2025
b,j
$ 400,000
133,000 2.129%,  11/24/2026
b
136,024
Deutsche Bank AG of New York
155,000 3.950%,  2/27/2023 164,682
Digital Realty Trust, LP
212,000 2.750%,  2/1/2023 221,340
Discover Bank
162,000 4.200%,  8/8/2023 177,103
235,000 2.450%,  9/12/2024 248,492
ESH Hospitality, Inc.
380,000 5.250%,  5/1/2025
g
389,500
200,000 4.625%,  10/1/2027
g
205,000
Fidelity National Financial, Inc.
235,000 5.500%,  9/1/2022 253,164
Fifth Third Bancorp
213,000 2.600%,  6/15/2022 219,516
160,000 3.650%,  1/25/2024 174,476
320,000 4.500%,  9/30/2025
b,j
340,320
First Horizon National Corporation
179,000 3.550%,  5/26/2023 190,172
Five Corners Funding Trust
350,000 4.419%,  11/15/2023
g
388,199
FNB Corporation
305,000 2.200%,  2/24/2023 310,644
Fortress Transportation
260,000 6.500%,  10/1/2025
g
271,729
FTI Consulting, Inc., Convertible
422,000 2.000%,  8/15/2023 527,289
GE Capital Funding, LLC
200,000 3.450%,  5/15/2025
g
220,743
Global Net Lease, Inc.
620,000 3.750%,  12/15/2027
g
639,453
Goldman Sachs Group, Inc.
661,000
4.128%,  (LIBOR 3M +
3.922%), 2/4/2021
b,j
659,665
249,000 3.000%,  4/26/2022 251,019
208,000 2.876%,  10/31/2022
b
212,218
141,000
1.275%,  (LIBOR 3M +
1.050%), 6/5/2023
b
142,436
298,000 0.627%,  11/17/2023
b
299,194
320,000 3.625%,  2/20/2024 348,212
825,000 5.500%,  8/10/2024
b,j
899,250
148,000 3.500%,  4/1/2025 164,579
234,000 3.272%,  9/29/2025
b
256,395
223,000 4.250%,  10/21/2025 255,712
Hannon Armstrong Sustainable
Infrastructure Capital,
Convertible
347,000 4.125%,  9/1/2022 811,313
HCP, Inc.
151,000 4.250%,  11/15/2023 165,268
HSBC Holdings plc
284,000 6.875%,  6/1/2021
b,j
288,970
300,000 3.803%,  3/11/2025
b
327,560
500,000 6.375%,  3/30/2025
b,j
546,450
187,000 2.633%,  11/7/2025
b
199,036
179,000 1.645%,  4/18/2026
b
183,038
178,000 1.589%,  5/24/2027
b
180,966
332,000 6.500%,  3/23/2028
b,j
372,670
470,000 4.600%,  12/17/2030
b,j
478,281
Principal
Amount Long-Term Fixed Income (48.1%) Value
Financials (7.2%) - continued
Huntington Bancshares, Inc.
$ 480,000 4.450%,  10/15/2027
b,j
$ 511,805
Icahn Enterprises, LP
530,000 6.375%,  12/15/2025 548,285
300,000 6.250%,  5/15/2026 317,670
ILFC E-Capital Trust II
498,000
3.480%,  (H15T30Y +
1.800%), 12/21/2065
b,g
344,322
ING Groep NV
300,000 4.100%,  10/2/2023 329,563
Intercontinental Exchange, Inc.
149,000 0.700%,  6/15/2023 150,006
Iron Mountain, Inc.
1,075,000 4.875%,  9/15/2027
g
1,123,375
iStar, Inc.
390,000 4.250%,  8/1/2025 385,125
iStar, Inc., Convertible
76,000 3.125%,  9/15/2022 89,424
J.P. Morgan Chase & Company
376,000 2.776%,  4/25/2023
b
388,147
338,000 3.375%,  5/1/2023 361,228
800,000 5.150%,  5/1/2023
b,j
826,016
320,000 6.000%,  8/1/2023
b,j
339,200
289,000
1.445%,  (LIBOR 3M +
1.230%), 10/24/2023
b
294,176
320,000 6.750%,  2/1/2024
b,j
359,264
122,000 1.514%,  6/1/2024
b
125,249
454,000 5.000%,  8/1/2024
b,j
477,622
325,000 3.875%,  9/10/2024 363,852
635,000 4.023%,  12/5/2024
b
699,482
960,000 4.600%,  2/1/2025
b,j
991,200
149,000 2.083%,  4/22/2026
b
157,332
296,000 1.045%,  11/19/2026
b
299,276
KeyBank NA
380,000 1.250%,  3/10/2023 387,421
Kilroy Realty, LP
167,000 4.375%,  10/1/2025 187,297
Lincoln National Corporation
300,000
2.580%,  (LIBOR 3M +
2.358%), 5/17/2066
b
231,000
Lloyds Banking Group plc
311,000 3.000%,  1/11/2022 318,980
235,000 2.858%,  3/17/2023
b
241,499
300,000 3.900%,  3/12/2024 329,710
320,000 7.500%,  6/27/2024
b,j
360,890
762,000 6.657%,  5/21/2037
b,g,j
967,740
MetLife, Inc.
320,000 3.850%,  9/15/2025
b,j
337,600
640,000 5.875%,  3/15/2028
b,i,j
733,120
MGIC Investment Corporation,
Convertible
525,000 9.000%,  4/1/2063
g
678,563
MGM Growth Properties Operating
Partnership, LP
530,000 4.625%,  6/15/2025
g
567,630
Mitsubishi UFJ Financial Group,
Inc.
142,000 2.998%,  2/22/2022 146,252
241,000 2.623%,  7/18/2022 249,123
282,000 3.455%,  3/2/2023 300,452
160,000 3.407%,  3/7/2024 173,848
179,000 1.412%,  7/17/2025 183,854

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.1%) Value
Financials (7.2%) - continued
Mizuho Financial Group, Inc.
$ 241,000 2.721%,  7/16/2023
b
$ 248,902
200,000 2.226%,  5/25/2026
b
210,366
Morgan Stanley
141,000 2.750%,  5/19/2022 145,610
110,000 4.875%,  11/1/2022 118,503
282,000 3.125%,  1/23/2023 297,598
311,000 4.100%,  5/22/2023 337,506
149,000 0.560%,  11/10/2023
b
149,340
160,000 2.720%,  7/22/2025
b
171,104
104,000 5.000%,  11/24/2025 124,358
302,000 2.188%,  4/28/2026
b
318,922
148,000 0.985%,  12/10/2026
b
149,054
MPT Operating Partnership, LP
610,000 5.250%,  8/1/2026 638,670
660,000 4.625%,  8/1/2029 709,500
National Australia Bank, Ltd.
228,000 1.875%,  12/13/2022 235,242
National Bank of Canada
228,000 2.100%,  2/1/2023 235,488
National Securities Clearing
Corporation
154,000 1.200%,  4/23/2023
g
157,064
Natwest Group plc
163,000 6.125%,  12/15/2022 179,257
163,000 6.100%,  6/10/2023 182,695
Nippon Life Insurance Company
640,000 5.100%,  10/16/2044
b,g
718,400
480,000 3.400%,  1/23/2050
b,g
520,800
Nomura Holdings, Inc.
182,000 2.648%,  1/16/2025 194,334
Omega Healthcare Investors, Inc.
147,000 5.250%,  1/15/2026 168,015
Owl Rock Technology Finance
Corporation
148,000 3.750%,  6/17/2026
g
148,769
Park Aerospace Holdings, Ltd.
80,000 4.500%,  3/15/2023
g
83,829
PayPal Holdings, Inc.
149,000 1.650%,  6/1/2025 155,641
PNC Financial Services Group,
Inc.
163,000 3.500%,  1/23/2024 177,624
Provident Financing Trust I
155,000 7.405%,  3/15/2038 179,720
Prudential Financial, Inc.
932,000 5.625%,  6/15/2043
b
999,389
786,000 5.200%,  3/15/2044
b
834,815
160,000 3.700%,  10/1/2050
b
169,245
Quicken Loans, LLC
310,000 3.625%,  3/1/2029
g
316,200
310,000 3.875%,  3/1/2031
g
321,625
Regions Financial Corporation
142,000 3.800%,  8/14/2023 154,032
320,000 5.750%,  6/15/2025
b,j
356,480
Reinsurance Group of America,
Inc.
212,000 4.700%,  9/15/2023 234,188
Royal Bank of Canada
149,000 1.600%,  4/17/2023 153,215
157,000 2.250%,  11/1/2024 166,988
Principal
Amount Long-Term Fixed Income (48.1%) Value
Financials (7.2%) - continued
Royal Bank of Scotland Group plc
$ 320,000 8.625%,  8/15/2021
b,j
$ 332,131
300,000 4.269%,  3/22/2025
b
331,838
126,000 3.754%,  11/1/2029
b
134,087
Santander Holdings USA, Inc.
149,000 3.450%,  6/2/2025 162,935
Santander UK Group Holdings plc
290,000 2.875%,  8/5/2021 294,060
Santander UK plc
228,000 2.100%,  1/13/2023 235,576
Service Properties Trust
330,000 4.500%,  6/15/2023 331,650
170,000 4.750%,  10/1/2026 167,875
260,000 5.500%,  12/15/2027 284,162
Simon Property Group, LP
293,000 2.000%,  9/13/2024 306,151
Societe Generale SA
188,000 2.625%,  10/16/2024
g
199,165
320,000 8.000%,  9/29/2025
b,g,j
375,600
177,000 1.488%,  12/14/2026
b,g
178,406
Springleaf Finance Corporation
1,030,000 6.875%,  3/15/2025 1,196,088
Standard Chartered plc
240,000 2.744%,  9/10/2022
b,g
243,406
223,000 1.319%,  10/14/2023
b,g
225,252
Starwood Property Trust, Inc.,
Convertible
89,000 4.375%,  4/1/2023 88,179
State Street Corporation
148,000 2.825%,  3/30/2023
b
152,742
157,000 2.354%,  11/1/2025
b
167,538
Sumitomo Mitsui Financial Group,
Inc.
141,000 2.784%,  7/12/2022 146,174
640,000 2.778%,  10/18/2022 666,962
188,000 2.448%,  9/27/2024 200,191
Sumitomo Mitsui Trust Bank, Ltd.
149,000 1.050%,  9/12/2025
g
149,960
Synchrony Financial
156,000 3.750%,  8/15/2021 158,232
164,000 2.850%,  7/25/2022 169,349
160,000 4.250%,  8/15/2024 176,760
Synovus Bank
250,000 2.289%,  2/10/2023
b
253,172
Toronto-Dominion Bank
160,000 3.250%,  3/11/2024 173,738
Truist Bank
222,000 1.500%,  3/10/2025 229,796
Truist Financial Corporation
720,000 4.950%,  9/1/2025
b,j
792,007
UBS Group AG
178,000 1.364%,  1/30/2027
b,g
179,951
USB Realty Corporation
664,000
1.384%,  (LIBOR 3M +
1.147%), 1/15/2022
b,g,j
496,340
Ventas Realty, LP
142,000 3.100%,  1/15/2023 148,998
163,000 3.750%,  5/1/2024 177,673
VEREIT Operating Partnership, LP
148,000 4.625%,  11/1/2025 170,314

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.1%) Value
Financials (7.2%) - continued
VICI Properties, LP
$ 240,000 4.250%,  12/1/2026
g
$ 248,916
140,000 3.750%,  2/15/2027
g
143,150
240,000 4.625%,  12/1/2029
g
256,800
140,000 4.125%,  8/15/2030
g
147,788
Wachovia Capital Trust II
307,000
0.737%,  (LIBOR 3M +
0.500%), 1/15/2027
b
286,930
Wells Fargo & Company
144,000 2.625%,  7/22/2022 149,052
325,000 4.125%,  8/15/2023 354,996
335,000
1.444%,  (LIBOR 3M +
1.230%), 10/31/2023
b
340,294
156,000 3.750%,  1/24/2024 170,280
130,000 1.654%,  6/2/2024
b
133,547
311,000 2.406%,  10/30/2025
b
328,784
226,000 2.188%,  4/30/2026
b
237,905
Westpac Banking Corporation
152,000 2.000%,  1/13/2023 157,328
152,000 2.894%,  2/4/2030
b
159,317
Total 80,218,453
Foreign Government (<0.1%)
Sinopec Group Overseas
Development 2018, Ltd.
178,000 2.150%,  5/13/2025
g
183,308
Total 183,308
Mortgage-Backed Securities (11.0%)
Federal Home Loan Mortgage
Corporation Conventional 30-Yr.
Pass Through
5,137,522 3.000%,  3/25/2050 5,391,987
2,346,561 3.000%,  4/1/2050 2,462,358
2,394,865 3.500%,  7/1/2047 2,541,367
Federal National Mortgage
Association
1,217,953 4.500%,  5/1/2048 1,323,946
2,063,439 3.500%,  10/1/2048 2,179,938
1,528,875 3.500%,  6/1/2049 1,616,890
2,325,305 3.500%,  8/1/2049 2,457,571
Federal National Mortgage
Association Conventional 15-Yr.
Pass Through
8,600,000 1.500%,  1/1/2036
e
8,847,312
22,640,000 2.000%,  1/1/2036
e
23,666,037
Federal National Mortgage
Association Conventional 30-Yr.
Pass Through
2,900,000 1.500%,  1/1/2051
e
2,929,563
32,250,000 2.000%,  1/1/2051
e
33,495,866
24,300,000 2.500%,  1/1/2051
e
25,611,789
6,000,000 2.500%,  2/1/2051
e
6,312,883
3,143,519 4.000%,  7/1/2048 3,357,777
Total 122,195,284
Technology (2.0%)
Akamai Technologies, Inc.,
Convertible
845,000 0.375%,  9/1/2027 941,565
Apple, Inc.
570,000 3.450%,  5/6/2024 627,587
Principal
Amount Long-Term Fixed Income (48.1%) Value
Technology (2.0%) - continued
$ 149,000 1.125%,  5/11/2025 $ 153,196
Baidu, Inc.
184,000 3.075%,  4/7/2025 196,442
Black Knight InfoServ, LLC
100,000 3.625%,  9/1/2028
g
102,375
Broadcom Corporation
587,000 2.650%,  1/15/2023 610,642
228,000 3.125%,  1/15/2025 246,147
Broadcom, Inc.
73,000 2.250%,  11/15/2023 76,234
CommScope Technologies
Finance, LLC
1,091,000 6.000%,  6/15/2025
g
1,115,547
Dell International, LLC
240,000 4.000%,  7/15/2024
g
264,589
76,000 5.850%,  7/15/2025
g
91,278
Diamond 1 Finance Corporation
444,000 5.450%,  6/15/2023
g
491,045
Diamond Sports Group, LLC
400,000 5.375%,  8/15/2026
g
325,000
680,000 6.625%,  8/15/2027
g
411,400
Fiserv, Inc.
310,000 2.750%,  7/1/2024 332,823
Gartner, Inc.
410,000 4.500%,  7/1/2028
g
432,550
280,000 3.750%,  10/1/2030
g
294,000
Global Payments, Inc.
82,000 2.650%,  2/15/2025 87,796
Hewlett Packard Enterprise
Company
163,000 2.250%,  4/1/2023 168,930
122,000 4.450%,  10/2/2023 134,201
Intuit, Inc.
149,000 0.950%,  7/15/2025 150,839
J2 Global, Inc., Convertible
405,000 1.750%,  11/1/2026
g
419,717
391,000 3.250%,  6/15/2029 572,383
Lumentum Holdings, Inc.,
Convertible
410,000 0.250%,  3/15/2024 676,176
Marvell Technology Group, Ltd.
142,000 4.200%,  6/22/2023 153,657
Microchip Technology, Inc.,
Convertible
205,000 1.625%,  2/15/2027 414,634
Micron Technology, Inc.
210,000 2.497%,  4/24/2023 218,811
NCR Corporation
990,000 6.125%,  9/1/2029
g
1,096,425
NortonLifeLock, Inc., Convertible
82,000 2.000%,  8/15/2022
g
96,165
Nuance Communications, Inc.,
Convertible
1,133,000 1.250%,  4/1/2025 2,578,011
NXP BV/NXP Funding, LLC
245,000 4.875%,  3/1/2024
g
276,302
NXP Funding, LLC
72,000 2.700%,  5/1/2025
g
77,479
ON Semiconductor Corporation,
Convertible
836,000 1.625%,  10/15/2023 1,400,705

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.1%) Value
Technology (2.0%) - continued
Open Text Corporation
$ 530,000 4.125%,  2/15/2030
g
$ 563,814
Oracle Corporation
95,000 2.500%,  5/15/2022 97,538
222,000 2.500%,  4/1/2025 238,361
Panasonic Corporation
241,000 2.536%,  7/19/2022
g
247,731
Plantronics, Inc.
680,000 5.500%,  5/31/2023
g
681,700
PTC, Inc.
210,000 3.625%,  2/15/2025
g
215,887
Qorvo, Inc.
330,000 3.375%,  4/1/2031
g
340,725
Seagate HDD Cayman
156,000 4.250%,  3/1/2022
i
161,070
Sensata Technologies, Inc.
690,000 3.750%,  2/15/2031
g
715,240
Shift4 Payments, LLC
140,000 4.625%,  11/1/2026
g
145,600
SS&C Technologies, Inc.
920,000 5.500%,  9/30/2027
g
982,578
Switch, Ltd.
410,000 3.750%,  9/15/2028
g
416,150
Tencent Holdings, Ltd.
179,000 1.810%,  1/26/2026
g
182,941
Teradyne, Inc., Convertible
196,000 1.250%,  12/15/2023 741,003
Texas Instruments, Inc.
223,000 1.375%,  3/12/2025 231,222
Total System Services, Inc.
149,000 3.750%,  6/1/2023 159,261
Verint Systems, Inc., Convertible
414,000 1.500%,  6/1/2021 453,974
Vishay Intertechnology, Inc.,
Convertible
383,000 2.250%,  6/15/2025 398,932
Xerox Holdings Corporation
370,000 5.000%,  8/15/2025
g
393,780
Total 22,602,158
Transportation (0.6%)
AerCap Holdings NV
563,000 5.875%,  10/10/2079
b
578,094
Air Lease Corporation
152,000 2.300%,  2/1/2025 157,318
149,000 3.375%,  7/1/2025 160,203
Air Transport Services Group, Inc.,
Convertible
344,000 1.125%,  10/15/2024 408,297
American Airlines, Inc.
300,000 11.750%,  7/15/2025
g
345,975
Boeing Company
149,000 1.950%,  2/1/2024 153,402
Delta Air Lines, Inc.
570,000 7.000%,  5/1/2025
g
657,975
297,635 4.500%,  10/20/2025
g
318,081
200,000 7.375%,  1/15/2026 228,414
J.B. Hunt Transport Services, Inc.
95,000 3.300%,  8/15/2022 98,878
Principal
Amount Long-Term Fixed Income (48.1%) Value
Transportation (0.6%) - continued
Meritor, Inc., Convertible
$ 618,000 3.250%,  10/15/2037 $ 709,320
Mileage Plus Holdings, LLC
400,000 6.500%,  6/20/2027
g
430,000
Penske Truck Leasing Company,
LP
160,000 3.375%,  2/1/2022
g
164,238
148,000 1.200%,  11/15/2025
g
149,233
Southwest Airlines Company
74,000 4.750%,  5/4/2023 80,425
223,000 5.250%,  5/4/2025 258,222
Southwest Airlines Company,
Convertible
553,000 1.250%,  5/1/2025 803,232
Union Pacific Corporation
213,000 3.750%,  7/15/2025 241,643
United Airlines Pass Through Trust
90,000 3.700%,  12/1/2022 89,192
XPO Logistics, Inc.
390,000 6.125%,  9/1/2023
g
396,825
248,000 6.750%,  8/15/2024
g
263,500
Total 6,692,467
Utilities (1.2%)
Alabama Power Company
142,000 2.450%,  3/30/2022 145,512
Ameren Corporation
160,000 2.500%,  9/15/2024 170,491
Berkshire Hathaway Energy
Company
152,000 4.050%,  4/15/2025
g
172,073
Calpine Corporation
580,000 4.500%,  2/15/2028
g
603,200
CenterPoint Energy, Inc.
142,000 2.500%,  9/1/2022 146,772
164,000 2.500%,  9/1/2024 174,379
Dominion Energy, Inc.
163,000 2.715%,  8/15/2021 165,010
163,000 3.071%,  8/15/2024 175,936
495,000 4.650%,  12/15/2024
b,j
521,813
DTE Energy Company
232,000 3.300%,  6/15/2022 240,413
240,000 2.529%,  10/1/2024 255,675
Duke Energy Corporation
282,000 2.400%,  8/15/2022 290,490
500,000 4.875%,  9/16/2024
b,j
541,415
Edison International
151,000 4.950%,  4/15/2025 172,413
Entergy Corporation
149,000 0.900%,  9/15/2025 148,916
Evergy, Inc.
162,000 2.450%,  9/15/2024 171,749
FirstEnergy Corporation
214,000 2.850%,  7/15/2022 217,500
Florida Power & Light Company
148,000 2.850%,  4/1/2025 161,031
Georgia Power Company
152,000 2.100%,  7/30/2023 158,753
162,000 2.200%,  9/15/2024 170,640

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.1%) Value
Utilities (1.2%) - continued
NextEra Energy Operating
Partners, LP
$ 1,060,000 3.875%,  10/15/2026
g
$ 1,131,550
NiSource, Inc.
745,000 5.650%,  6/15/2023
b,j
765,488
149,000 0.950%,  8/15/2025 149,868
NRG Energy, Inc.
148,000 2.000%,  12/2/2025
g
153,396
130,000 3.375%,  2/15/2029
g
133,094
130,000 3.625%,  2/15/2031
g
133,744
PG&E Corporation
270,000 5.000%,  7/1/2028 287,550
210,000 5.250%,  7/1/2030 231,000
PPL Capital Funding, Inc.
325,000 3.950%,  3/15/2024 354,712
Public Service Enterprise Group,
Inc.
163,000 2.875%,  6/15/2024 175,454
Sempra Energy
311,000 3.550%,  6/15/2024 338,773
320,000 4.875%,  10/15/2025
b,j
342,000
Southern Company
469,000 4.000%,  1/15/2051
b
496,706
Suburban Propane Partners, LP
500,000 5.875%,  3/1/2027 522,500
Talen Energy Supply, LLC
520,000 7.625%,  6/1/2028
g
560,300
TerraForm Power Operating, LLC
520,000 5.000%,  1/31/2028
g
584,298
TransCanada Trust
600,000 5.875%,  8/15/2076
b,i
669,000
Vistra Operations Company, LLC
740,000 5.000%,  7/31/2027
g
784,400
Total 12,618,014
Total Long-Term Fixed Income
(cost $517,850,412) 535,671,932
Shares Common Stock ( 22.4% ) Value
Communications Services (1.7%)
4,143 Activision Blizzard, Inc. 384,677
1,751 Alphabet, Inc., Class A
l
3,068,873
883 Alphabet, Inc., Class C
l
1,546,910
8,060 AT&T, Inc. 231,806
3,802 Charter Communications, Inc.
l
2,515,213
31,433 Comcast Corporation 1,647,089
18,940 Discovery, Inc., Class A
i,l
569,905
14,819 DISH Network Corporation
l
479,246
6,098 Facebook, Inc.
l
1,665,730
6,487 Live Nation Entertainment, Inc.
l
476,665
2,440 Match Group, Inc.
l
368,904
27,116 QuinStreet, Inc.
l
581,367
34,750 Twitter, Inc.
l
1,881,712
12,066 Uber Technologies, Inc.
l
615,366
28,720 Verizon Communications, Inc. 1,687,300
4,602 Walt Disney Company
l
833,790
4,897 Windstream Services, LLC,
Warrants (Expires 12/31/2049)
l
59,582
5,498 Zillow Group, Inc.
l
747,398
Total 19,361,533
Shares Common Stock (22.4%) Value
Consumer Discretionary (2.5%)
1,879 Amazon.com, Inc.
l
$ 6,119,771
14,019 Aptiv plc 1,826,536
339 AutoZone, Inc.
l
401,864
1,937 Bloomin' Brands, Inc. 37,617
638 Booking Holdings, Inc.
l
1,420,998
352 Burlington Stores, Inc.
l
92,066
13,969 Callaway Golf Company 335,396
9,083 Cedar Fair, LP 357,325
499 Chipotle Mexican Grill, Inc.
l
691,968
13,277 Cooper-Standard Holdings, Inc.
l
460,314
4,954 Crocs, Inc.
l
310,418
6,394 D.R. Horton, Inc. 440,674
1,216 Denny's Corporation
l
17,851
968 Dick's Sporting Goods, Inc. 54,411
2,437 Domino's Pizza, Inc. 934,492
259 Dorman Products, Inc.
l
22,486
939 eBay, Inc. 47,185
1,266 Emerald Holding, Inc. 6,862
4,001 Expedia Group, Inc. 529,732
16,168 Harley-Davidson, Inc. 593,366
127 Helen of Troy, Ltd.
l
28,218
6,280 Home Depot, Inc. 1,668,094
8,217 Leggett & Platt, Inc. 364,013
15,185 Libbey, Inc.
l
45,555
10,393 Lowe's Companies, Inc. 1,668,180
3,174 Lululemon Athletica, Inc.
l
1,104,647
349 Madison Square Garden Sports
Corporation
l
64,251
503 Marriott International, Inc. 66,356
2,944 McDonald's Corporation 631,724
8,375 Miller Industries, Inc. 318,417
1,793 Mohawk Industries, Inc.
l
252,723
302 Netflix, Inc.
l
163,300
155 NIKE, Inc. 21,928
332 NVR, Inc.
l
1,354,514
1,810 Playa Hotels and Resorts NV
l
10,769
1,901 RH
l
850,736
3,098 Sleep Number Corporation
l
253,602
8,416 Sony Corporation ADR 850,858
11,750 Stoneridge, Inc.
l
355,202
2,136 Tesla, Inc.
l
1,507,311
4,276 Texas Roadhouse, Inc. 334,212
59,580 Under Armour, Inc., Class C
l
886,550
160 Wayfair, Inc.
l
36,130
2,116 Yum! Brands, Inc. 229,713
8,432 Zumiez, Inc.
l
310,129
Total 28,078,464
Consumer Staples (0.8%)
4,105 BJ's Wholesale Club Holdings,
Inc.
l
153,034
11,054 Bunge, Ltd. 724,921
8,425 Colgate-Palmolive Company 720,422
2,469 Costco Wholesale Corporation 930,270
35,216 Cott Corporation 552,187
24,626 Hain Celestial Group, Inc.
l
988,734
2,357 John B. Sanfilippo & Son, Inc. 185,873
2,685 Kimberly-Clark Corporation 362,018
9,690 Lamb Weston Holdings, Inc. 762,991
1,060 McCormick & Company, Inc. 101,336
2,272 Monster Beverage Corporation
l
210,115
534 PepsiCo, Inc. 79,192
2,995 Philip Morris International, Inc. 247,956
4,094 Procter & Gamble Company 569,639
11,096 Turning Point Brands, Inc. 494,438

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (22.4%) Value
Consumer Staples (0.8%) - continued
12,572 Wal-Mart Stores, Inc. $ 1,812,254
Total 8,895,380
Energy (0.7%)
21,181 BP plc ADR 434,634
1,540 Cheniere Energy, Inc.
l
92,446
8,217 Chevron Corporation 693,926
3,217 Core Laboratories NV 85,283
33,847 Devon Energy Corporation 535,121
4,904 Diamondback Energy, Inc. 237,354
19,011 Enbridge, Inc. 608,162
24,051 Enterprise Products Partners, LP 471,159
5,096 EOG Resources, Inc. 254,138
21,642 EQT Corporation 275,070
7,233 Exxon Mobil Corporation 298,144
12,225 Halliburton Company 231,052
22,623 Helmerich & Payne, Inc. 523,949
34,750 Kinder Morgan, Inc. 475,032
11,833 Marathon Petroleum Corporation 489,413
119,109 McDermott International, Inc.
l
96,478
8,500 MPLX, LP 184,025
13,103 Nine Energy Service, Inc.
l
35,640
3,471 PDC Energy, Inc.
l
71,260
6,918 Pioneer Natural Resources
Company 787,891
8,786 Schlumberger, Ltd. 191,798
6,785 Valero Energy Corporation 383,827
6,900 Williams Companies, Inc. 138,345
93,444 WPX Energy, Inc.
l
761,569
Total 8,355,716
Financials (3.4%)
11,690 Aflac, Inc. 519,854
11,187 Air Lease Corporation 496,927
116 Alleghany Corporation 70,028
26,508 Ally Financial, Inc. 945,275
3,747 American Express Company 453,050
1,192 Aon plc 251,834
4,817 Ares Capital Corporation 81,359
3,535 Arthur J. Gallagher & Company 437,315
32,152 Assured Guaranty, Ltd. 1,012,466
51,848 Bank of America Corporation 1,571,513
384 Bank of Marin Bancorp 13,187
8,228 Bank of N.T. Butterfield & Son, Ltd. 256,384
2,691 Berkshire Hathaway, Inc.
l
623,962
25,500 BlackRock TCP Capital
Corporation 286,620
1,247 BlackRock, Inc. 899,760
8,028 Blackstone Mortgage Trust, Inc. 221,011
1,095 Boston Private Financial Holdings,
Inc. 9,253
20,864 Bridgewater Bancshares, Inc.
l
260,591
11,026 Capital One Financial Corporation 1,089,920
16,917 Charles Schwab Corporation 897,278
7,216 Chubb, Ltd. 1,110,687
22,096 Citigroup, Inc. 1,362,439
2,666 CME Group, Inc. 485,345
14,630 Columbia Banking System, Inc. 525,217
4,175 Comerica, Inc. 233,216
1,763 Community Trust Bancorp, Inc. 65,319
6,917 Discover Financial Services 626,196
2,536 Ellington Residential Mortgage
REIT 33,069
4,339 Evercore, Inc. 475,728
Shares Common Stock (22.4%) Value
Financials (3.4%) - continued
28,271 Everi Holdings, Inc.
l
$ 390,423
890 FactSet Research Systems, Inc. 295,925
384 FBL Financial Group, Inc. 20,164
461 Financial Institutions, Inc. 10,373
3,210 First Busey Corporation 69,176
1,613 First Financial Bancorp 28,276
298 First Mid-Illinois Bancshares, Inc. 10,031
2,280 Flagstar Bancorp, Inc. 92,933
14,600 FS KKR Capital Corporation 241,776
16,200 FS KKR Capital Corporation II 265,680
6,607 Fulton Financial Corporation 84,041
3,838 Glacier Bancorp, Inc. 176,586
1,138 Goldman Sachs Group, Inc. 300,102
24,515 Golub Capital BDC, Inc. 346,642
1,910 Great Southern Bancorp, Inc. 93,399
5,574 Hancock Whitney Corporation 189,627
519 Hanmi Financial Corporation 5,885
8,371 Hannon Armstrong Sustainable
Infrastructure Capital, Inc. 530,973
15,279 Heartland Financial USA, Inc. 616,813
26,483 Heritage Commerce Corporation 234,904
1,202 Hometrust Bancshares, Inc. 23,211
10,862 Hope Bancorp, Inc. 118,504
543 Independent Bank Corporation 10,029
7,921 Interactive Brokers Group, Inc. 482,547
16,978 J.P. Morgan Chase & Company 2,157,394
5,411 James River Group Holdings, Ltd. 265,951
8,933 Kemper Corporation 686,322
44,241 KeyCorp 725,995
3,267 Kinsale Capital Group, Inc. 653,825
807 Lakeland Bancorp, Inc. 10,249
80 Markel Corporation
l
82,664
117 MarketAxess Holdings, Inc. 66,756
1,232 Marsh & McLennan Companies,
Inc. 144,144
11,200 Meridian Bancorp, Inc. 166,992
10,181 MetLife, Inc. 477,998
4,325 MidWestOne Financial Group, Inc. 105,963
935 Moody's Corporation 271,374
16,263 Morgan Stanley 1,114,503
329 MSCI, Inc. 146,908
935 Nasdaq, Inc. 124,112
330 Peapack-Gladstone Financial
Corporation 7,511
3,561 Primerica, Inc. 476,925
268 QCR Holdings, Inc. 10,610
23,143 Radian Group, Inc. 468,646
6,585 Raymond James Financial, Inc. 629,987
2,258 S&P Global, Inc. 742,272
10,373 Santander Consumer USA
Holdings, Inc. 228,413
12,764 Seacoast Banking Corporation of
Florida
l
375,900
2,292 Selective Insurance Group, Inc. 153,518
16,885 Sixth Street Specialty Lending, Inc. 350,364
2,539 Starwood Property Trust, Inc. 49,003
9,430 Synovus Financial Corporation 305,249
2,872 T. Rowe Price Group, Inc. 434,792
12,159 Triumph Bancorp, Inc.
l
590,319
13,141 Truist Financial Corporation 629,848
434 Trustmark Corporation 11,853
2,610 Umpqua Holdings Corporation 39,515
63,182 Wells Fargo & Company 1,906,833
26,681 Western Alliance Bancorp 1,599,526
27,106 Zions Bancorporations NA 1,177,485

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (22.4%) Value
Financials (3.4%) - continued
1,480 Zurich Insurance Group AG $ 623,704
Total 37,966,246
Health Care (3.0%)
6,932 Abbott Laboratories 758,985
4,581 AbbVie, Inc. 490,854
3,000 Alexion Pharmaceuticals, Inc.
l
468,720
1,531 Align Technology, Inc.
l
818,136
4,473 Amgen, Inc. 1,028,432
6,197 AMN Healthcare Services, Inc.
l
422,945
3,663 Anthem, Inc. 1,176,153
9,391 Ardelyx, Inc.
l
60,760
2,096 Becton, Dickinson and Company 524,461
1,795 Biogen, Inc.
l
439,524
3,894 Biohaven Pharmaceutical Holding
Company, Ltd.
l
333,755
249 Bio-Techne Corporation 79,070
5,208 Catalent, Inc.
l
541,997
9,785 Centene Corporation
l
587,394
3,092 Cerner Corporation 242,660
4,120 Cigna Holding Company 857,702
7,331 CVS Health Corporation 500,707
10,189 Danaher Corporation 2,263,384
805 Dexcom, Inc.
l
297,625
10,372 Edwards Lifesciences Corporation
l
946,238
10,563 GlaxoSmithKline plc ADR 388,718
10,320 Halozyme Therapeutics, Inc.
l
440,767
3,976 HCA Healthcare, Inc. 653,893
803 Humana, Inc. 329,447
679 Illumina, Inc.
l
251,230
1,167 Intuitive Surgical, Inc.
l
954,723
3,043 IQVIA Holding, Inc.
l
545,214
5,710 Jazz Pharmaceuticals, Inc.
l
942,435
18,602 Johnson & Johnson 2,927,583
1,006 Kura Oncology, Inc.
l
32,856
1,614 LHC Group, Inc.
l
344,298
18,729 Medtronic plc 2,193,915
17,414 Merck & Company, Inc. 1,424,465
427 Mettler-Toledo International, Inc.
l
486,643
3,118 Novo Nordisk AS ADR 217,792
2,867 NuVasive, Inc.
l
161,498
1,052 PerkinElmer, Inc. 150,962
1,869 Quidel Corporation
l
335,766
494 Reata Pharmaceuticals, Inc.
l
61,068
299 STERIS plc 56,672
4,059 Stryker Corporation 994,617
7,833 Syneos Health, Inc.
l
533,662
7,477 Tactile Systems Technology, Inc.
l
336,016
91 TCR2 Therapeutics, Inc.
l
2,815
1,306 Teladoc Health, Inc.
i,l
261,148
3,197 Thermo Fisher Scientific, Inc. 1,489,099
3,548 UnitedHealth Group, Inc. 1,244,213
3,981 Universal Health Services, Inc. 547,387
1,269 Veeva Systems, Inc.
l
345,485
1,437 Vertex Pharmaceuticals, Inc.
l
339,621
1,767 Zimmer Biomet Holdings, Inc. 272,277
5,712 Zoetis, Inc. 945,336
Total 33,051,123
Industrials (3.0%)
1,600 A.O. Smith Corporation 87,712
5,333 Advanced Drainage Systems, Inc. 445,732
1,039 Aerojet Rocketdyne Holdings, Inc.
l
54,911
1,245 Allegion plc 144,893
Shares Common Stock (22.4%) Value
Industrials (3.0%) - continued
25,599 Altra Industrial Motion Corporation $ 1,418,953
8,381 AMETEK, Inc. 1,013,598
35,668 Arconic, Inc. 1,017,965
4,704 ASGN, Inc.
l
392,925
1,180 Boeing Company 252,591
4,005 Carlisle Companies, Inc. 625,501
18,076 Carrier Global Corporation 681,827
660 Caterpillar, Inc. 120,133
4,843 Chart Industries, Inc.
l
570,457
1,084 Cintas Corporation 383,151
4,916 CSX Corporation 446,127
1,707 Cummins, Inc. 387,660
6,297 Curtiss-Wright Corporation 732,656
13,938 Delta Air Lines, Inc. 560,447
3,484 Eaton Corporation plc 418,568
4,895 Emerson Electric Company 393,411
2,589 Encore Wire Corporation 156,816
6,959 Fortive Corporation 492,836
5,610 Forward Air Corporation 431,072
8,088 General Dynamics Corporation 1,203,656
360 Gorman-Rupp Company 11,682
10,725 Greenbrier Companies, Inc. 390,175
4,867 Heico Corporation 644,391
6,780 Helios Technologies, Inc. 361,306
6,145 Honeywell International, Inc. 1,307,041
540 Hubbell, Inc. 84,667
2,476 IDEX Corporation 493,219
338 Illinois Tool Works, Inc. 68,911
20,248 Johnson Controls International plc 943,354
2,866 Kansas City Southern 585,037
2,438 L3Harris Technologies, Inc. 460,831
848 Landstar System, Inc. 114,192
798 Lennox International, Inc. 218,628
3,973 Lincoln Electric Holdings, Inc. 461,861
2,533 Linde Public Limited Company 667,471
1,229 Lockheed Martin Corporation 436,270
6,616 Manpower, Inc. 596,631
26,255 Meritor, Inc.
l
732,777
3,169 Middleby Corporation
i,l
408,547
4,066 NAPCO Security Technologies,
Inc.
l
106,611
187 Nordson Corporation 37,578
1,098 Norfolk Southern Corporation 260,896
12,768 Nutrien, Ltd. 614,907
3,758 Old Dominion Freight Line, Inc. 733,486
4,354 Otis Worldwide Corporation 294,113
3,798 Parker-Hannifin Corporation 1,034,613
10,476 Patrick Industries, Inc. 716,035
15,561 Raven Industries, Inc. 514,913
8,066 Raytheon Technologies
Corporation 576,800
4,222 Regal-Beloit Corporation 518,504
4,114 Ritchie Brothers Auctioneers, Inc. 286,129
1,185 Rockwell Automation, Inc. 297,210
851 Saia, Inc.
l
153,861
23,680 Southwest Airlines Company 1,103,725
2,560 Stanley Black & Decker, Inc. 457,114
11,259 Timken Company 870,996
4,820 Tutor Perini Corporation
l
62,419
3,042 Union Pacific Corporation 633,405
7,251 United Rentals, Inc.
l
1,681,579
1,396 Valmont Industries, Inc. 244,202
2,470 Verisk Analytics, Inc. 512,747

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (22.4%) Value
Industrials (3.0%) - continued
4,218 WESCO International, Inc.
l
$ 331,113
Total 33,463,545
Information Technology (5.3%)
4,263 Accenture plc 1,113,538
3,299 Adobe, Inc.
l
1,649,896
5,732 Advanced Energy Industries, Inc.
l
555,832
20,476 Advanced Micro Devices, Inc.
l
1,877,854
11,943 Agilysys, Inc.
l
458,372
8,074 Akamai Technologies, Inc.
l
847,689
8,349 Alliance Data Systems Corporation 618,661
6,521 Amphenol Corporation 852,751
599 Analog Devices, Inc. 88,490
3,254 ANSYS, Inc.
l
1,183,805
44 Anterix, Inc.
l
1,654
56,466 Apple, Inc. 7,492,474
4,641 BigCommerce Holdings, Inc.
i,l
297,720
2,515 Blackline, Inc.
l
335,451
5,068 Broadcom, Ltd. 2,219,024
1,526 Broadridge Financial Solutions,
Inc. 233,783
409 Cadence Design Systems, Inc.
l
55,800
21,915 Change Healthcare, Inc.
l
408,715
14,835 Ciena Corporation
l
784,030
37,963 Cisco Systems, Inc. 1,698,844
6,266 Computer Services, Inc. 372,200
5,276 Dolby Laboratories, Inc. 512,458
22,148 Dropbox, Inc.
l
491,464
3,446 Enphase Energy, Inc.
l
604,670
522 Euronet Worldwide, Inc.
l
75,648
612 Fair Isaac Corporation
l
312,757
8,080 FLIR Systems, Inc. 354,146
6,944 II-VI, Inc.
l
527,466
1,692 Intuit, Inc. 642,706
509 Jack Henry & Associates, Inc. 82,453
635 Lam Research Corporation 299,892
3,655 Lattice Semiconductor
Corporation
l
167,472
1,416 Littelfuse, Inc. 360,599
3,282 Lumentum Holdings, Inc.
l
311,134
6,980 MasterCard, Inc. 2,491,441
9,427 Microchip Technology, Inc. 1,301,963
17,235 Micron Technology, Inc.
l
1,295,727
32,136 Microsoft Corporation 7,147,689
3,591 Motorola Solutions, Inc. 610,686
9,979 National Instruments Corporation 438,477
2,322 Nice, Ltd. ADR
l
658,380
53,027 Nuance Communications, Inc.
l
2,337,961
2,086 NVIDIA Corporation 1,089,309
13,745 ON Semiconductor Corporation
l
449,874
14,521 Oracle Corporation 939,364
5,864 PayPal Holdings, Inc.
l
1,373,349
3,600 Plexus Corporation
l
281,556
8,671 QUALCOMM, Inc. 1,320,940
21,030 Sabre Corporation 252,781
3,046 Salesforce.com, Inc.
l
677,826
557 Samsung Electronics Company,
Ltd. GDR 1,013,066
1,694 ServiceNow, Inc.
l
932,428
212 Shopify Inc.
l
239,973
3,361 Square, Inc.
l
731,488
2,487 Synopsys, Inc.
l
644,730
1,249 TE Connectivity, Ltd. 151,216
3,069 Teradyne, Inc. 367,942
11,704 Texas Instruments, Inc. 1,920,978
Shares Common Stock (22.4%) Value
Information Technology (5.3%) - continued
38,577 Unisys Corporation
l
$ 759,195
2,914 Visa, Inc. 637,379
1,790 VMware, Inc.
i,l
251,065
4,435 Workiva, Inc.
l
406,335
Total 58,612,566
Materials (0.7%)
406 Air Products and Chemicals, Inc. 110,927
17,724 Axalta Coating Systems, Ltd.
l
506,020
9,124 Ball Corporation 850,174
17,926 CF Industries Holdings, Inc. 693,915
4,081 Eastman Chemical Company 409,243
4,031 Ecolab, Inc. 872,147
26,731 Element Solutions, Inc. 473,941
56,296 Ivanhoe Mines, Ltd.
l
303,394
3,263 LyondellBasell Industries NV 299,087
915 Martin Marietta Materials, Inc. 259,833
8,189 Nucor Corporation 435,573
78 PPG Industries, Inc. 11,249
99 Sensient Technologies Corporation 7,303
749 Sherwin-Williams Company 550,448
15,057 Steel Dynamics, Inc. 555,152
7,200 UFP Technologies, Inc.
l
335,520
3,522 United States Lime & Minerals, Inc. 401,508
5,704 W. R. Grace & Company 312,693
Total 7,388,127
Real Estate (0.8%)
2,294 Agree Realty Corporation 152,734
2,485 Alexandria Real Estate Equities,
Inc. 442,877
19,937 American Campus Communities,
Inc. 852,705
1,761 American Tower Corporation 395,274
2,093 AvalonBay Communities, Inc. 335,780
5,815 Camden Property Trust 581,035
5,407 CBRE Group, Inc.
l
339,127
4,574 Colliers International Group, Inc. 407,681
600 Community Healthcare Trust, Inc. 28,266
2,858 Digital Realty Trust, Inc. 398,720
12,912 Douglas Emmett, Inc. 376,772
12,639 Duke Realty Corporation 505,181
871 EastGroup Properties, Inc. 120,250
9,951 Essential Properties Realty Trust,
Inc. 210,961
6,707 First Industrial Realty Trust, Inc. 282,566
7,903 Four Corners Property Trust, Inc. 235,272
862 Getty Realty Corporation 23,739
453 Gladstone Land Corporation 6,632
4,329 Healthcare Realty Trust, Inc. 128,138
51,809 Host Hotels & Resorts, Inc. 757,966
2,099 Industrial Logistics Properties Trust 48,886
2,740 iSTAR Financial, Inc. 40,689
168 Kilroy Realty Corporation 9,643
11,892 National Storage Affiliates Trust 428,469
944 Plymouth Industrial REIT, Inc. 14,160
2,386 Public Storage, Inc. 550,999
5,262 Rayonier, Inc. REIT 154,598
4,909 Realty Income Corporation 305,192
1,954 Rexford Industrial Realty, Inc. 95,961
8,442 Service Properties Trust 96,999
35,457 Sunstone Hotel Investors, Inc. 401,728

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (22.4%) Value
Real Estate (0.8%) - continued
2,143 WP Carey, Inc. $ 151,253
Total 8,880,253
Utilities (0.5%)
8,337 Alliant Energy Corporation 429,606
21,143 CenterPoint Energy, Inc. 457,534
12,211 CMS Energy Corporation 744,993
7,627 Duke Energy Corporation 698,328
10,715 Entergy Corporation 1,069,786
7,944 Exelon Corporation 335,396
8,869 NextEra Energy, Inc. 684,243
2,892 NorthWestern Corporation 168,633
5,988 Portland General Electric
Company 256,107
3,987 Spire, Inc. 255,327
348 Unitil Corporation 15,406
Total 5,115,359
Total Common Stock
(cost $182,666,894) 249,168,312
Shares
Registered Investment
Companies ( 12.5% ) Value
Unaffiliated  (1.6%)
47,022 Aberdeen Asia-Pacific Income
Fund, Inc. 209,248
25,350 AllianceBernstein Global High
Income Fund, Inc. 298,370
15,400 AllianzGI NFJ Dividend Interest &
Premium Strategy Fund 207,284
11,696 BlackRock Core Bond Trust 190,645
18,250 BlackRock Corporate High Yield
Fund, Inc. 208,598
13,104 BlackRock Credit Allocation
Income Trust 192,760
29,468 BlackRock Enhanced Equity
Dividend Trust 249,594
29,260 BlackRock Enhanced Global
Dividend Trust 319,227
17,787 BlackRock Multi-Sector Income
Trust 311,984
16,900 Brookfield Real Assets Income
Fund, Inc. 301,327
18,147 Cohen & Steers Quality Income
Realty Fund, Inc. 225,023
15,523 Eaton Vance Limited Duration
Income Fund 194,503
25,402 Eaton Vance Tax-Managed Global
Diversified Equity Income Fund 222,775
2,529 Health Care Select Sector SPDR
Fund
i
286,890
20,907 Invesco Dynamic Credit
Opportunities Fund 224,541
88,814 Invesco Senior Loan ETF 1,978,776
29,000 iShares S&P U.S. Preferred Stock
Index Fund 1,116,790
48,039 Liberty All-Star Equity Fund 331,469
43,050 Nuveen Credit Strategies Income
Fund 272,507
14,465 PGIM Global High Yield Fund, Inc. 210,176
14,245 PGIM High Yield Bond Fund, Inc. 213,675
9,575 Pimco Dynamic Credit And
Mortgage Income Fund 202,990
27,613 Royce Micro-Cap Trust, Inc. 279,443
Shares
Registered Investment
Companies (12.5%) Value
Unaffiliated  (1.6%)- continued
31,913 Royce Value Trust, Inc. $ 515,076
40,960 SPDR Bloomberg Barclays High
Yield Bond ETF 4,462,182
7,231 Tri-Continental Corporation 213,098
45,825 Vanguard Short-Term Corporate
Bond ETF 3,814,931
58,777 Voya Global Equity Dividend &
Premium Opportunity Fund 306,816
39,465 Wells Fargo Income Opportunities
Fund 322,034
Total 17,882,732
Affiliated  (10.9%)
5,378,798 Thrivent Core Emerging Markets
Debt Fund 55,778,131
6,739,119 Thrivent Core International Equity
Fund 66,110,758
Total 121,888,889
Total Registered Investment
Companies (cost $131,942,962) 139,771,621
Shares Preferred Stock ( 1.9% ) Value
Communications Services (0.1%)
32,525 AT&T, Inc., 4.750%
j
870,369
9,075 AT&T, Inc., 5.000%
j
246,296
Total 1,116,665
Consumer Discretionary (<0.1%)
1,174 International Flavors & Fragrances,
Inc., Convertible, 6.000% 47,946
Total 47,946
Consumer Staples (0.1%)
31,000 CHS, Inc., 6.750%
b,j
865,830
Total 865,830
Energy (0.1%)
66,540 Crestwood Equity Partners, LP,
9.250%
j
497,054
6,975 Energy Transfer Operating, LP,
7.600%
b,j
157,286
14,317 Nustar Logistics, LP, 6.971%
b
307,529
Total 961,869
Financials (1.2%)
10,000 Aegon Funding Corporation II,
5.100% 275,800
8,335 Agribank FCB, 6.875%
b,j
941,855
20,000 Allstate Corporation, 5.100%
j
559,000
17,600 Bank of America Corporation,
5.000%
j
480,128
7,750 Bank of America Corporation,
5.375%
j
211,652
303 Bank of America Corporation,
Convertible, 7.250%
j
460,130
19,925 Capital One Financial Corporation,
5.000%
i,j
529,806
12,970 Cobank ACB, 6.250%
b,j
1,368,335
21,500 Equitable Holdings, Inc., 5.250%
j
572,760
585 First Horizon Bank, 3.750%
b,g,j
470,925

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Preferred Stock (1.9%) Value
Financials (1.2%) - continued
38,150 GMAC Capital Trust I, 6.007%
b
$ 1,031,957
21,740 Hartford Financial Services Group,
Inc., 7.875%
b
600,241
13,150 J.P. Morgan Chase & Company,
4.750%
j
364,387
12,800 J.P. Morgan Chase & Company,
5.750%
j
359,680
12,800 Legg Mason, Inc., 5.450% 327,808
22,400 Morgan Stanley, 5.850%
b,j
646,240
27,084 Morgan Stanley, 7.125%
b,i,j
796,540
3,500 Synovus Financial Corporation,
5.875%
b,j
93,870
19,200 Truist Financial Corporation,
4.750%
j
531,264
1,965 Wells Fargo & Company,
Convertible, 7.500%
j
2,982,674
Total 13,605,052
Health Care (<0.1%)
274 Danaher Corporation, Convertible,
5.000%
i
356,501
Total 356,501
Industrials (0.1%)
691 Fortive Corporation, Convertible,
5.000% 693,467
6,257 Stanley Black & Decker, Inc.,
Convertible, 5.250%
i
699,783
Total 1,393,250
Real Estate (0.1%)
23,525 Public Storage, 4.125%
j
638,233
5,025 Public Storage, 4.625%
j
136,378
1,275 Public Storage, 4.700%
j
35,101
1,950 Public Storage, 4.875%
j
53,957
Total 863,669
Utilities (0.2%)
3,326 American Electric Power
Company, Inc., Convertible,
6.125% 166,633
7,542 NextEra Energy, Inc., Convertible,
4.872% 446,486
25,600 Southern Company, 4.950% 701,440
8,104 Southern Company, Convertible,
6.750% 420,598
Total 1,735,157
Total Preferred Stock
(cost $19,555,775) 20,945,939
Shares
Collateral Held for Securities
Loaned ( 0.8% ) Value
8,867,493 Thrivent Cash Management Trust 8,867,493
Total Collateral Held for
Securities Loaned
(cost $8,867,493) 8,867,493
Shares or
Principal
Amount Short-Term Investments ( 13.8% ) Value
Federal Home Loan Bank Discount
Notes
2,200,000 0.095%, 1/6/2021
m,n
$ 2,199,991
100,000 0.060%, 1/12/2021
m,n
99,998
100,000 0.096%, 1/15/2021
m,n
99,998
300,000 0.090%, 1/20/2021
m,n
299,991
2,600,000 0.070%, 1/26/2021
m,n
2,599,889
100,000 0.090%, 1/27/2021
m,n
99,995
600,000 0.070%, 2/9/2021
m,n
599,952
100,000 0.080%, 2/24/2021
m,n
99,989
Thrivent Core Short-Term Reserve
Fund
14,742,516 0.240% 147,425,163
Total Short-Term Investments
(cost $153,507,700) 153,524,966
Total Investments (cost
$1,138,747,259) 110.6% $1,232,028,942
Other Assets and Liabilities, Net
(10.6%) (118,426,988)
Total Net Assets 100.0% $1,113,601,954

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

a The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b Denotes variable rate securities. The rate shown is as of
December 31, 2020. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
c Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
d All or a portion of the loan is unfunded.
e Denotes investments purchased on a when-issued or
delayed delivery basis.
f Denotes payment-in-kind security.  The security may
pay an interest or dividend payment with additional fixed
income or equity securities in lieu of, or in addition to a cash payment.  The cash rate and/or payment-in-kind rate shown
are as of December 31, 2020.
g Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2020, the value of these investments was $197,407,486 or
17.7% of total net assets.
h Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of
December 31, 2020.
i All or a portion of the security is on loan.
j Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
k Denotes interest only security.  Interest only securities
represent the right to receive monthly interest payments on
an underlying pool of mortgages or assets.  The principal
shown is the outstanding par amount of the pool as of the
end of the period. The actual effective yield of the security is different than the stated coupon rate.
l Non-income producing security.
m The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus
Fund as of December 31, 2020:
Securities Lending Transactions
Long-Term Fixed Income $ 4,717,982
Common Stock 3,927,893
Total lending $8,645,875
Gross amount payable upon return of
collateral for securities loaned $8,867,493
Net amounts due to counterparty
$221,618
Definitions:
ACES - Alternative Credit Enhancement Securities
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
CLO - Collateralized Loan Obligation
ETF - Exchange Traded Fund
GDR - Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by
an issuing depository bank from more than one country.
PIK - Payment-In-Kind
REMIC - Real Estate Mortgage Investment Conduit
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Ser. - Series
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.
Reference Rate Index:
12 MTA - 12 Month Treasury Average
CMT 1Y - Constant Maturity Treasury Yield 1 Year
COF 11 - 11th District Cost of Funds
H15T30Y - U. S. Treasury Yield Curve Rate Treasury
Note Constant Maturity 30 Year
LIBOR 1W - ICE Libor USD Rate 1 Week
LIBOR 1M - ICE Libor USD Rate 1 Month
LIBOR 2M - ICE Libor USD Rate 2 Month
LIBOR 3M - ICE Libor USD Rate 3 Month
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $104,833,843
Gross unrealized depreciation (13,696,045)
Net unrealized appreciation (depreciation) $91,137,798
Cost for federal income tax purposes $1,139,798,011

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2020, in valuing Diversified Income Plus Fund's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Bank Loans
Basic Materials 5,650,828 – 5,007,316 643,512
Capital Goods 12,069,606 – 11,296,349 773,257
Communications Services 35,698,486 – 35,698,486 –
Consumer Cyclical 19,150,228 – 19,150,228 –
Consumer Non-Cyclical 20,226,484 – 19,188,859 1,037,625
Energy 2,973,371 – 2,973,371 –
Financials 9,879,368 – 9,879,368 –
Technology 10,065,095 – 10,065,095 –
Transportation 3,513,731 – 3,513,731 –
Utilities 4,851,482 – 4,851,482 –
Long-Term Fixed Income
Asset-Backed Securities 38,115,843 – 34,915,843 3,200,000
Basic Materials 9,914,431 – 9,914,431 –
Capital Goods 20,133,403 – 20,133,403 –
Collateralized Mortgage Obligations 88,180,525 – 88,180,525 –
Commercial Mortgage-Backed Securities 4,273,077 – 4,273,077 –
Communications Services 30,017,578 – 30,017,578 –
Consumer Cyclical 35,920,151 – 35,920,151 –
Consumer Non-Cyclical 33,604,149 – 33,604,149 –
Energy 31,003,091 – 31,003,091 –
Financials 80,218,453 – 80,218,453 –
Foreign Government 183,308 – 183,308 –
Mortgage-Backed Securities 122,195,284 – 122,195,284 –
Technology 22,602,158 – 22,602,158 –
Transportation 6,692,467 – 6,692,467 –
Utilities 12,618,014 – 12,618,014 –
Common Stock
Communications Services 19,361,533 19,301,951 59,582 –
Consumer Discretionary 28,078,464 28,032,909 45,555 –
Consumer Staples 8,895,380 8,895,380 – –
Energy 8,355,716 8,355,716 – –
Financials 37,966,246 37,342,542 623,704 –
Health Care 33,051,123 33,051,123 – –
Industrials 33,463,545 33,463,545 – –
Information Technology 58,612,566 57,599,500 1,013,066 –
Materials 7,388,127 7,084,733 303,394 –
Real Estate 8,880,253 8,880,253 – –
Utilities 5,115,359 5,115,359 – –
Preferred Stock
Communications Services 1,116,665 1,116,665 – –
Consumer Discretionary 47,946 47,946 – –
Consumer Staples 865,830 865,830 – –
Energy 961,869 961,869 – –
Financials 13,605,052 12,192,272 1,412,780 –
Health Care 356,501 356,501 – –
Industrials 1,393,250 699,783 693,467 –
Real Estate 863,669 863,669 – –
Utilities 1,735,157 1,735,157 – –
Registered Investment Companies
Unaffiliated 17,882,732 17,882,732 – –
Short-Term Investments 6,099,803 – 6,099,803 –
Subtotal Investments in Securities $953,847,397 $283,845,435 $664,347,568 $5,654,394
Other Investments  * Total
Affiliated Registered Investment Companies 121,888,889
Affiliated Short-Term Investments 147,425,163
Collateral Held for Securities Loaned 8,867,493
Subtotal Other Investments $278,181,545
Total Investments at Value $1,232,028,942

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CBOT
-
Chicago Board of Trade
CME
-
Chicago Mercantile Exchange
EAFE
-
Europe, Australasia and Far East
ICE
-
Intercontinental Exchange
MSCI
-
Morgan Stanley Capital International
S&P
-
Standard & Poor's
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Futures Contracts 354,903 354,903 – –
Total Asset Derivatives $354,903 $354,903 $– $–
Liability Derivatives
Futures Contracts 1,448,036 1,448,036 – –
Total Liability Derivatives $1,448,036 $1,448,036 $– $–
The following table presents Diversified Income Plus Fund's futures contracts held as of December 31, 2020. Investments and/or cash totaling
$5,999,811 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date
Notional Principal
Amount
Value and
Unrealized
CBOT 2-Yr. U.S. Treasury Note 153 March 2021 $ 33,772,830 $ 36,584
CBOT 5-Yr. U.S. Treasury Note 53 March 2021 6,671,540 15,155
CME E-mini S&P 500 Index 9 March 2021 1,654,016 32,944
CME Euro Foreign Exchange Currency 64 March 2021 9,724,802 71,998
Eurex Euro STOXX 50 Index 234 March 2021 9,968,487 153,970
Total Futures Long Contracts $ 61,791,675 $ 310,651
CBOT 10-Yr. U.S. Treasury Note (119) March 2021 ( $ 16,397,445) ( $ 33,852)
CBOT U.S. Long Bond (35) March 2021 (6,084,981) 23,419
CME E-mini Russell 2000 Index (158) March 2021 (15,077,980) (522,940)
CME E-mini S&P 500 Index (144) March 2021 (26,203,729) (787,631)
CME E-mini S&P Mid-Cap 400 Index (10) March 2021 (2,236,575) (66,925)
CME Ultra Long Term U.S. Treasury Bond (4) March 2021 (859,695) 5,444
ICE mini MSCI EAFE Index (25) March 2021 (2,626,812) (36,688)
Ultra 10-Yr. U.S. Treasury Note (25) March 2021 (3,924,373) 15,389
Total Futures Short Contracts ( $ 73,411,590) ($1,403,784)
Total Futures Contracts ( $ 11,619,915) ($1,093,133)

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2020, for Diversified Income
Plus Fund's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Foreign Exchange Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 71,998
Total Foreign Exchange Contracts 71,998
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 186,914
Total Equity Contracts 186,914
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 95,991
Total Interest Rate Contracts 95,991
Total Asset Derivatives $354,903
Liability Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 1,414,184
Total Equity Contracts 1,414,184
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 33,852
Total Interest Rate Contracts 33,852
Total Liability Derivatives $1,448,036
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2020, for
Diversified Income Plus Fund's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Interest Rate Contracts
Futures Net realized gains/(losses) on Futures contracts 2,144,319
Total Interest Rate Contracts 2,144,319
Equity Contracts
Futures Net realized gains/(losses) on Futures contracts (4,674,316)
Total Equity Contracts (4,674,316)
Foreign Exchange Contracts
Futures Net realized gains/(losses) on Futures contracts 141,630
Total Foreign Exchange Contracts 141,630
Credit Contracts
Credit Default Swaps Net realized gains/(losses) on Swap agreements 21,985
Total Credit Contracts 21,985
Total ($2,366,382)

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2020, for Diversified Income Plus Fund's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized ap-
preciation/(depreciation)
recognized in Income
Foreign Exchange Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (13,121)
Total Foreign Exchange Contracts (13,121)
Equity Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (1,024,658)
Total Equity Contracts (1,024,658)
Interest Rate Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts 276,119
Total Interest Rate Contracts 276,119
Total ($761,660)
The following table presents Diversified Income Plus Fund's average volume of derivative activity during the period ended December 31, 2020.
Derivative Risk Category Average Notional Value
Equity Contracts
Futures - Long $8,212,088
Futures - Short (21,104,747)
Interest Rate Contracts
Futures - Long 48,542,175
Futures - Short (22,169,297)
Foreign Exchange Contracts
Futures - Long 6,205,811
Credit Contracts
Credit Default Swaps - Buy
Protection (25,734)
Credit Default Swaps - Sell
Protection 301

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Diversified Income Plus
Fund, is as follows:
Fund
Value
12/31/2019
Gross
Purchases
Gross
Sales
Value
12/31/2020
Shares Held at
12/31/2020
% of Net
Assets
12/31/2020
Affiliated Registered Investment Companies
Core Emerging Markets Debt $53,623 $3,059 $3,301 $55,778 5,379 5.0%
Core International Equity — 66,174 3,399 66,111 6,739 5.9
Total Affiliated Registered Investment
Companies 53,623 121,889 10.9
Affiliated Short-Term Investments
Core Short-Term Reserve, 0.240% 130,402 422,704 405,664 147,425 14,743 13.2
Total Affiliated Short-Term Investments 130,402 147,425 13.2
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment   5,772 174,088 170,993 8,867 8,867 0.8
Total Collateral Held for Securities Loaned 5,772 8,867 0.8
Total Value $189,797 $278,181
Fund
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions
of Realized
Capital Gains
Income Earned
1/1/2020
- 12/31/2020
Affiliated Registered Investment Companies
Core Emerging Markets Debt $28 $2,369 $– $2,438
Core International Equity 180 3,156 – 1,491
Affiliated Short-Term Investments
Core Short-Term Reserve, 0.240% (34) 17 – 1,210
Total Income/Non Income Cash from Affiliated Investments $5,139
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment   – – 0 47
Total Affiliated Income from Securities Loaned, Net $47
Total $174 $5,542 $0

Multidimensional Income Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income ( 48.0% ) Value
Basic Materials (1.7%)
Alcoa Nederland Holding BV
$ 40,000 5.500%,  12/15/2027
a
$ 43,771
BWAY Holding Company
30,000 5.500%,  4/15/2024
a
30,592
Cleveland-Cliffs, Inc.
30,000 5.750%,  3/1/2025 30,450
20,000 9.875%,  10/17/2025
a
23,525
First Quantum Minerals, Ltd.
60,000 7.250%,  4/1/2023
a
61,840
Freeport-McMoRan, Inc.
40,000 4.125%,  3/1/2028 41,950
30,000 4.250%,  3/1/2030 32,325
Ingevity Corporation
40,000 3.875%,  11/1/2028
a
40,300
Kraton Polymers, LLC
30,000 4.250%,  12/15/2025
a
30,603
Methanex Corporation
60,000 5.250%,  12/15/2029 65,023
Norbord, Inc.
40,000 5.750%,  7/15/2027
a
43,001
Novelis Corporation
40,000 5.875%,  9/30/2026
a
41,800
20,000 4.750%,  1/30/2030
a
21,547
OCI NV
40,000 4.625%,  10/15/2025
a
41,500
Olin Corporation
55,000 5.125%,  9/15/2027 57,538
Tronox Finance plc
20,000 5.750%,  10/1/2025
a
20,750
Total 626,515
Capital Goods (2.9%)
AECOM
50,000 5.125%,  3/15/2027 55,641
Amsted Industries, Inc.
60,000 5.625%,  7/1/2027
a
63,750
Ardagh Packaging Finance plc
35,000 6.000%,  2/15/2025
a
36,269
20,000 5.250%,  8/15/2027
a
20,996
Berry Global, Inc.
30,000 4.875%,  7/15/2026
a
32,226
Chart Industries, Inc., Convertible
8,000 1.000%,  11/15/2024
a
16,759
Covanta Holding Corporation
50,000 6.000%,  1/1/2027 52,517
5,000 5.000%,  9/1/2030 5,350
Crown Americas Capital
Corporation IV
60,000 4.500%,  1/15/2023 63,308
Crown Cork & Seal Company, Inc.
20,000 7.375%,  12/15/2026 24,350
Fortive Corporation, Convertible
9,000 0.875%,  2/15/2022 9,258
General Electric Company
100,000 5.000%,  3/15/2021
b,c
92,726
GFL Environmental, Inc.
10,000 4.000%,  8/1/2028
a
10,075
50,000 3.500%,  9/1/2028
a
51,010
Principal
Amount Long-Term Fixed Income (48.0%) Value
Capital Goods (2.9%) - continued
Greenbrier Companies, Inc.,
Convertible
$ 4,000 2.875%,  2/1/2024 $ 4,042
H&E Equipment Services, Inc.
50,000 3.875%,  12/15/2028
a
50,376
Howmet Aerospace, Inc.
30,000 6.875%,  5/1/2025 35,400
Jeld-Wen , Inc.
30,000 4.625%,  12/15/2025
a
30,615
KBR, Inc., Convertible
18,000 2.500%,  11/1/2023 24,627
Owens-Brockway Glass Container,
Inc.
20,000 5.875%,  8/15/2023
a
21,425
Patrick Industries, Inc., Convertible
6,000 1.000%,  2/1/2023 6,335
SRM Escrow Issuer, LLC
40,000 6.000%,  11/1/2028
a
41,873
Standard Industries, Inc.
60,000 4.375%,  7/15/2030
a
64,184
TransDigm , Inc.
25,000 6.250%,  3/15/2026
a
26,625
85,000 5.500%,  11/15/2027 89,361
United Rentals North America, Inc.
100,000 4.000%,  7/15/2030 105,250
WESCO Distribution, Inc.
30,000 7.250%,  6/15/2028
a
34,119
Total 1,068,467
Collateralized Mortgage Obligations (0.4%)
GMACM Mortgage Loan Trust
24,684
3.647%,  11/19/2035, Ser.
2005-AR6, Class 1A1
b
23,398
Residential Accredit Loans, Inc.
Trust
61,500
6.000%,  1/25/2037, Ser.
2007-QS1, Class 1A1 60,096
WaMu Mortgage Pass Through
Certificates
59,275
1.489%,  (12 MTA + 0.880%),
10/25/2046, Ser. 2006-AR13,
Class 1A
b
54,226
Total 137,720
Communications Services (5.3%)
Altice France SA
40,000 5.500%,  1/15/2028
a
41,820
Cable One, Inc.
10,000 4.000%,  11/15/2030
a
10,387
CCO Holdings, LLC
65,000 5.500%,  5/1/2026
a
67,356
150,000 4.500%,  8/15/2030
a
159,187
CSC Holdings, LLC
60,000 5.500%,  5/15/2026
a
62,400
20,000 4.125%,  12/1/2030
a
20,912
70,000 4.625%,  12/1/2030
a
73,062
DISH Network Corporation,
Convertible
29,000 3.375%,  8/15/2026 27,644

Multidimensional Income Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.0%) Value
Communications Services (5.3%) - continued
Embarq Corporation
$ 30,000 7.995%,  6/1/2036 $ 37,003
Entercom Media Corporation
20,000 6.500%,  5/1/2027
a
20,325
Front Range BidCo , Inc.
60,000 4.000%,  3/1/2027
a
60,150
Frontier Communications
Corporation
20,000 5.875%,  10/15/2027
a
21,625
GCI, LLC
30,000 4.750%,  10/15/2028
a
31,996
Hughes Satellite Systems
Corporation
20,000 6.625%,  8/1/2026 22,629
iHeartCommunications , Inc.
50,000 4.750%,  1/15/2028
a
51,500
LCPR Senior Secured Financing
DAC
30,000 6.750%,  10/15/2027
a
32,288
Level 3 Financing, Inc.
75,000 4.625%,  9/15/2027
a
78,333
100,000 4.250%,  7/1/2028
a
102,750
Meredith Corporation
30,000 6.500%,  7/1/2025
a
31,800
Netflix, Inc.
85,000 4.875%,  4/15/2028 95,855
Nexstar Escrow Corporation
35,000 5.625%,  7/15/2027
a
37,494
Nielsen Finance, LLC
20,000 5.625%,  10/1/2028
a
21,731
Scripps Escrow II, Inc.
20,000 3.875%,  1/15/2029
a
20,850
SFR Group SA
60,000 7.375%,  5/1/2026
a
63,150
Sinclair Television Group, Inc.
40,000 5.500%,  3/1/2030
a
41,700
Sirius XM Radio, Inc.
70,000 5.000%,  8/1/2027
a
74,376
40,000 4.125%,  7/1/2030
a
42,575
Sprint Capital Corporation
30,000 6.875%,  11/15/2028 39,554
10,000 8.750%,  3/15/2032 15,834
Sprint Corporation
30,000 7.250%,  9/15/2021 31,215
20,000 7.125%,  6/15/2024 23,388
135,000 7.625%,  2/15/2025 161,438
T-Mobile USA, Inc.
30,000 4.500%,  2/1/2026 30,670
Univision Communications, Inc.
50,000 6.625%,  6/1/2027
a
53,695
VeriSign, Inc.
95,000 4.750%,  7/15/2027 101,918
Viacom, Inc.
44,000 5.875%,  2/28/2057
b
45,650
ViaSat , Inc.
20,000 5.625%,  9/15/2025
a
20,456
Virgin Media Secured Finance plc
50,000 5.500%,  8/15/2026
a
51,938
VTR Finance NV
10,000 6.375%,  7/15/2028
a
10,925
Principal
Amount Long-Term Fixed Income (48.0%) Value
Communications Services (5.3%) - continued
Ziggo BV
$ 50,000 5.500%,  1/15/2027
a
$ 52,188
Total 1,989,767
Consumer Cyclical (5.7%)
1011778 B.C., ULC
75,000 4.375%,  1/15/2028
a
77,250
Allied Universal Holdco, LLC
30,000 6.625%,  7/15/2026
a
31,989
Allison Transmission, Inc.
60,000 4.750%,  10/1/2027
a
62,850
American Axle & Manufacturing,
Inc.
45,000 6.500%,  4/1/2027 47,362
Bloomin ' Brands, Inc., Convertible
5,000 5.000%,  5/1/2025
a
9,181
Booking Holdings, Inc.,
Convertible
2,000 0.900%,  9/15/2021 2,318
Brookfield Property REIT, Inc.
20,000 5.750%,  5/15/2026
a
19,731
Brookfield Residential Properties,
Inc.
50,000 6.250%,  9/15/2027
a
53,187
Burlington Stores, Inc., Convertible
35,000 2.250%,  4/15/2025
a
48,484
Carnival Corporation
30,000 11.500%,  4/1/2023
a
34,690
20,000 10.500%,  2/1/2026
a
23,300
10,000 7.625%,  3/1/2026
a
10,895
Cedar Fair, LP
40,000 5.250%,  7/15/2029 41,182
Colt Merger Sub, Inc.
65,000 6.250%,  7/1/2025
a
69,225
Dana, Inc.
40,000 5.625%,  6/15/2028 43,069
Dick's Sporting Goods, Inc.,
Convertible
18,000 3.250%,  4/15/2025
a
32,051
Empire Communities Corporation
10,000 7.000%,  12/15/2025
a
10,539
Ford Motor Company
10,000 9.000%,  4/22/2025 12,288
25,000 9.625%,  4/22/2030 35,281
60,000 7.450%,  7/16/2031 76,950
Ford Motor Credit Company, LLC
90,000 4.063%,  11/1/2024 94,551
75,000 4.134%,  8/4/2025 78,656
Gap, Inc.
20,000 8.625%,  5/15/2025
a
22,305
General Motors Financial
Company, Inc.
50,000 5.700%,  9/30/2030
b,c
55,125
Hanesbrands, Inc.
60,000 4.875%,  5/15/2026
a
65,175
Herc Holdings, Inc.
30,000 5.500%,  7/15/2027
a
31,800
Hilton Domestic Operating
Company, Inc.
30,000 5.125%,  5/1/2026 30,975

Multidimensional Income Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.0%) Value
Consumer Cyclical (5.7%) - continued
Hilton Worldwide Finance, LLC
$ 70,000 4.875%,  4/1/2027 $ 74,090
International Game Technology plc
50,000 5.250%,  1/15/2029
a
53,875
KB Home
30,000 4.800%,  11/15/2029 32,925
L Brands, Inc.
40,000 6.625%,  10/1/2030
a
44,500
Landry's, Inc.
30,000 6.750%,  10/15/2024
a
29,785
Lennar Corporation
60,000 4.750%,  5/30/2025 68,550
Live Nation Entertainment, Inc.
20,000 3.750%,  1/15/2028
a,d
20,208
Marriott Vacations Worldwide
Corporation, Convertible
9,000 1.500%,  9/15/2022 10,188
Mattamy Group Corporation
50,000 5.250%,  12/15/2027
a
52,875
30,000 4.625%,  3/1/2030
a
31,800
MGM Resorts International
65,000 5.500%,  4/15/2027 72,443
Norwegian Cruise Line Holdings,
Ltd.
20,000 10.250%,  2/1/2026
a
23,400
Prime Security Services Borrower,
LLC
60,000 5.750%,  4/15/2026
a
65,700
45,000 3.375%,  8/31/2027
a
44,663
Royal Caribbean Cruises, Ltd.
40,000 9.125%,  6/15/2023
a
43,400
10,000 11.500%,  6/1/2025
a
11,691
Scientific Games International, Inc.
60,000 5.000%,  10/15/2025
a
61,913
SeaWorld Parks and
Entertainment, Inc.
20,000 9.500%,  8/1/2025
a
21,713
Six Flags Entertainment
Corporation
20,000 5.500%,  4/15/2027
a
20,550
Six Flags Theme Parks, Inc.
20,000 7.000%,  7/1/2025
a
21,600
Staples, Inc.
50,000 7.500%,  4/15/2026
a
52,214
Tenneco, Inc.
20,000 5.000%,  7/15/2026 18,400
Under Armour , Inc., Convertible
2,000 1.500%,  6/1/2024
a
3,297
Wyndham Destinations, Inc.
20,000 6.625%,  7/31/2026
a
22,900
Wyndham Hotels & Resorts, Inc.
15,000 4.375%,  8/15/2028
a
15,586
Yum! Brands, Inc.
70,000 4.750%,  1/15/2030
a
76,755
ZF North America Capital, Inc.
20,000 4.750%,  4/29/2025
a
21,552
Total 2,136,982
Principal
Amount Long-Term Fixed Income (48.0%) Value
Consumer Non-Cyclical (4.5%)
Albertson's Companies, Inc.
$ 80,000 3.500%,  3/15/2029
a
$ 80,800
Aramark Services, Inc.
20,000 6.375%,  5/1/2025
a
21,375
Bausch Health Companies, Inc.
40,000 5.000%,  1/30/2028
a
41,222
70,000 5.000%,  2/15/2029
a
71,974
Centene Corporation
50,000 5.375%,  6/1/2026
a
52,736
40,000 4.250%,  12/15/2027 42,400
40,000 4.625%,  12/15/2029 44,408
20,000 3.000%,  10/15/2030 21,198
Central Garden & Pet Company
30,000 4.125%,  10/15/2030 31,275
Community Health Systems, Inc.
20,000 6.000%,  1/15/2029
a
21,605
DaVita, Inc.
40,000 4.625%,  6/1/2030
a
42,400
Edgewell Personal Care Company
20,000 5.500%,  6/1/2028
a
21,494
Encompass Health Corporation
50,000 4.500%,  2/1/2028 52,250
Energizer Holdings, Inc.
60,000 4.375%,  3/31/2029
a
62,131
H. J. Heinz Company
10,000 5.200%,  7/15/2045 11,874
HCA, Inc.
115,000 5.375%,  2/1/2025 129,321
HLF Financing SARL, LLC
30,000 7.250%,  8/15/2026
a
31,828
Illumina, Inc., Convertible
1,000 0.500%,  6/15/2021 1,461
Ionis Pharmaceuticals, Inc.,
Convertible
4,000 0.125%,  12/15/2024 4,082
JBS Investments II GmbH
20,000 5.750%,  1/15/2028
a
21,400
JBS USA, LLC
75,000 6.500%,  4/15/2029
a
87,308
Kraft Foods Group, Inc.
50,000 5.000%,  6/4/2042 58,585
Kraft Heinz Foods Company
70,000 4.625%,  1/30/2029 80,061
50,000 3.750%,  4/1/2030
a
53,411
40,000 4.250%,  3/1/2031
a
44,578
Molina Healthcare, Inc.
30,000 4.375%,  6/15/2028
a
31,575
MPH Acquisition Holdings, LLC
20,000 5.750%,  11/1/2028
a
19,550
Par Pharmaceutical, Inc.
35,000 7.500%,  4/1/2027
a
37,975
Pilgrim's Pride Corporation
30,000 5.875%,  9/30/2027
a
32,538
QBE Insurance Group, Ltd.
44,000 5.875%,  5/12/2025
a,b,c
48,070
Scotts Miracle- Gro Company
35,000 4.500%,  10/15/2029 37,713
SEG Holding, LLC
40,000 5.625%,  10/15/2028
a
42,200

Multidimensional Income Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.0%) Value
Consumer Non-Cyclical (4.5%) - continued
Simmons Foods, Inc.
$ 20,000 5.750%,  11/1/2024
a
$ 20,425
Spectrum Brands, Inc.
10,000 5.000%,  10/1/2029
a
10,739
10,000 5.500%,  7/15/2030
a
10,775
Syneos Health, Inc.
20,000 3.625%,  1/15/2029
a
20,055
Teleflex, Inc.
50,000 4.250%,  6/1/2028
a
53,000
Tenet Healthcare Corporation
30,000 4.625%,  7/15/2024 30,751
60,000 5.125%,  11/1/2027
a
63,525
Teva Pharmaceutical Finance
Netherlands III BV
35,000 2.800%,  7/21/2023 34,650
VRX Escrow Corporation
75,000 6.125%,  4/15/2025
a
77,300
Total 1,702,018
Energy (5.2%)
Antero Midstream Partners, LP
10,000 5.750%,  3/1/2027
a
9,825
Antero Resources Corporation
10,000 5.625%,  6/1/2023
e
9,800
20,000 5.000%,  3/1/2025 19,000
20,000 8.375%,  7/15/2026
a,d
20,414
Apache Corporation
50,000 4.875%,  11/15/2027 53,000
20,000 4.375%,  10/15/2028 20,820
Archrock Partners, LP
30,000 6.250%,  4/1/2028
a
31,229
Blue Racer Midstream, LLC
20,000 7.625%,  12/15/2025
a
21,300
BP Capital Markets plc
44,000 4.875%,  3/22/2030
b,c
49,091
Buckeye Partners, LP
50,000 3.950%,  12/1/2026 50,650
20,000 4.125%,  12/1/2027 20,400
Cenovus Energy, Inc.
10,000 5.375%,  7/15/2025 11,272
10,000 6.750%,  11/15/2039 13,206
Cheniere Energy Partners, LP
80,000 5.625%,  10/1/2026 83,400
CNX Resources Corporation
30,000 6.000%,  1/15/2029
a
30,735
Comstock Resources, Inc.
20,000 9.750%,  8/15/2026 21,450
Continental Resources, Inc.
10,000 4.375%,  1/15/2028 10,200
20,000 5.750%,  1/15/2031
a
22,200
Enagas SA
55,000 5.500%,  1/15/2028
a
56,169
Enbridge, Inc.
87,000 6.250%,  3/1/2078
b
95,113
52,000 5.750%,  7/15/2080
b
58,514
Encana Corporation
10,000 6.625%,  8/15/2037 11,157
Endeavor Energy Resources, LP
30,000 5.750%,  1/30/2028
a
32,361
Principal
Amount Long-Term Fixed Income (48.0%) Value
Energy (5.2%) - continued
Energy Transfer Operating, LP
$ 25,000 6.625%,  2/15/2028
b,c
$ 21,137
EnLink Midstream Partners, LP
30,000 4.850%,  7/15/2026 29,100
30,000 5.600%,  4/1/2044 24,075
Enterprise Products Operating,
LLC
75,000 4.875%,  8/16/2077
b
72,429
EQM Midstream Partners, LP
30,000 6.500%,  7/1/2027
a
33,781
10,000 5.500%,  7/15/2028 10,928
20,000 6.500%,  7/15/2048 20,750
EQT Corporation
50,000 3.900%,  10/1/2027 49,672
EQT Corporation, Convertible
16,000 1.750%,  5/1/2026
a
18,828
Genesis Energy, LP
10,000 6.500%,  10/1/2025 9,725
10,000 8.000%,  1/15/2027 9,950
Harvest Midstream, LP
30,000 7.500%,  9/1/2028
a
31,912
Hess Midstream Operations, LP
20,000 5.625%,  2/15/2026
a
20,800
Murphy Oil Corporation
20,000 5.875%,  12/1/2027 19,700
Newfield Exploration Company
20,000 5.625%,  7/1/2024 21,465
NuStar Logistics, LP
30,000 5.750%,  10/1/2025 31,950
Occidental Petroleum Corporation
20,000 3.450%,  7/15/2024 19,100
50,000 2.900%,  8/15/2024 48,125
60,000 3.400%,  4/15/2026 57,204
60,000 3.500%,  8/15/2029 54,910
20,000 6.450%,  9/15/2036 20,940
50,000 4.400%,  4/15/2046 43,573
PDC Energy, Inc., Convertible
1,000 1.125%,  9/15/2021 972
Pioneer Natural Resources
Company, Convertible
7,000 0.250%,  5/15/2025
a
9,301
Plains All American Pipeline, LP
60,000 6.125%,  11/15/2022
b,c
48,750
QEP Resources, Inc.
20,000 5.625%,  3/1/2026 21,931
Range Resources Corporation
20,000 9.250%,  2/1/2026 20,900
Southwestern Energy Company
40,000 7.500%,  4/1/2026 41,960
Sunoco, LP
40,000 5.500%,  2/15/2026 41,000
10,000 4.500%,  5/15/2029
a
10,400
Targa Resources Partners, LP
10,000 5.375%,  2/1/2027 10,504
20,000 5.000%,  1/15/2028 21,111
TransCanada Trust
105,000 5.300%,  3/15/2077
b
111,300
Transocean Guardian, Ltd.
31,200 5.875%,  1/15/2024
a
26,208

Multidimensional Income Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.0%) Value
Energy (5.2%) - continued
USA Compression Partners, LP
$ 20,000 6.875%,  4/1/2026 $ 20,900
W&T Offshore, Inc.
37,000 9.750%,  11/1/2023
a
26,178
Weatherford International, Ltd.
20,000 8.750%,  9/1/2024
a
20,000
Western Midstream Operating, LP
10,000 6.250%,  2/1/2050 11,000
30,000 4.100%,  2/1/2025 30,917
20,000 3.950%,  6/1/2025 20,400
WPX Energy, Inc.
50,000 5.250%,  10/15/2027 52,981
Total 1,968,073
Financials (14.4%)
Ally Financial, Inc.
40,000 5.750%,  11/20/2025 46,560
Ares Capital Corporation,
Convertible
4,000 4.625%,  3/1/2024 4,210
BAC Capital Trust XIV
30,000
4.000%,  (LIBOR 3M +
0.400%), 1/20/2021
b,c
29,812
Bank of America Corporation
284,000 6.250%,  9/5/2024
b,c
315,116
50,000 6.100%,  3/17/2025
b,c
56,652
92,000 5.875%,  3/15/2028
b,c
103,960
Bank of New York Mellon
Corporation
22,000 4.700%,  9/20/2025
b,c
24,262
Bank of Nova Scotia
66,000 4.900%,  6/4/2025
b,c
71,456
Barclays plc
105,000 8.000%,  6/15/2024
b,c
117,075
BNP Paribas SA
44,000 7.625%,  3/30/2021
a,b,c
44,550
CANPACK SA
40,000 3.125%,  11/1/2025
a
40,200
Cascades USA, Inc.
35,000 5.125%,  1/15/2026
a
36,969
Charles Schwab Corporation
191,000 5.375%,  6/1/2025
b,c
212,726
Citigroup, Inc.
131,000
4.699%,  (LIBOR 3M +
4.478%), 2/15/2021
b,c
131,196
100,000 5.950%,  1/30/2023
b,c
104,960
60,000 5.000%,  9/12/2024
b,c
62,362
30,000 5.950%,  5/15/2025
b,c
32,775
60,000 4.000%,  12/10/2025
b,c
61,575
Comerica, Inc.
22,000 5.625%,  7/1/2025
b,c
24,365
Credit Acceptance Corporation
25,000 5.125%,  12/31/2024
a
26,000
Credit Agricole SA
44,000 8.125%,  12/23/2025
a,b,c
53,460
Credit Suisse Group AG
45,000 7.500%,  12/11/2023
a,b,c
50,029
Dai-ichi Life Insurance Company,
Ltd.
175,000 5.100%,  10/28/2024
a,b,c,e
196,437
Principal
Amount Long-Term Fixed Income (48.0%) Value
Financials (14.4%) - continued
ESH Hospitality, Inc.
$ 30,000 5.250%,  5/1/2025
a
$ 30,750
20,000 4.625%,  10/1/2027
a
20,500
Euronet Worldwide, Inc.,
Convertible
8,000 0.750%,  3/15/2049 9,043
Fifth Third Bancorp
50,000 4.500%,  9/30/2025
b,c
53,175
Fortress Transportation
20,000 6.500%,  10/1/2025
a
20,902
FTI Consulting, Inc., Convertible
18,000 2.000%,  8/15/2023 22,491
Global Net Lease, Inc.
50,000 3.750%,  12/15/2027
a
51,569
Goldman Sachs Group, Inc.
50,000
4.128%,  (LIBOR 3M +
3.922%), 2/4/2021
b,c
49,899
200,000 5.500%,  8/10/2024
b,c
218,000
Hannon Armstrong Sustainable
Infrastructure Capital,
Convertible
13,000 4.125%,  9/1/2022 30,395
Hartford Financial Services Group,
Inc.
100,000
2.346%,  (LIBOR 3M +
2.125%), 2/12/2047
a,b
89,165
HSBC Holdings plc
46,000 6.375%,  3/30/2025
b,c
50,273
31,000 6.500%,  3/23/2028
b,c
34,797
95,000 4.600%,  12/17/2030
b,c
96,674
Huntington Bancshares, Inc.
70,000 4.450%,  10/15/2027
b,c
74,638
Icahn Enterprises, LP
50,000 6.375%,  12/15/2025 51,725
Iron Mountain, Inc.
50,000 4.875%,  9/15/2027
a
52,250
iStar , Inc.
30,000 4.250%,  8/1/2025 29,625
iStar , Inc., Convertible
2,000 3.125%,  9/15/2022 2,353
J.P. Morgan Chase & Company
145,000
3.545%,  (LIBOR 3M +
3.320%), 4/1/2021
b,c
142,454
115,000 5.150%,  5/1/2023
b,c
118,740
50,000 6.000%,  8/1/2023
b,c
53,000
44,000 6.750%,  2/1/2024
b,c
49,399
210,000 5.000%,  8/1/2024
b,c
220,926
J.P. Morgan Chase Capital XXIII
100,000
1.221%,  (LIBOR 3M +
1.000%), 5/15/2047
b
82,000
Lincoln National Corporation
100,000
2.580%,  (LIBOR 3M +
2.358%), 5/17/2066
b
77,000
Lloyds Banking Group plc
42,000 7.500%,  6/27/2024
b,c
47,367
100,000 6.657%,  5/21/2037
a,b,c
127,000
MetLife, Inc.
50,000 3.850%,  9/15/2025
b,c
52,750
100,000 5.875%,  3/15/2028
b,c
114,550

Multidimensional Income Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.0%) Value
Financials (14.4%) - continued
MGIC Investment Corporation,
Convertible
$ 23,000 9.000%,  4/1/2063
a
$ 29,728
MGM Growth Properties Operating
Partnership, LP
20,000 4.625%,  6/15/2025
a
21,420
30,000 4.500%,  9/1/2026 32,277
MPT Operating Partnership, LP
50,000 4.625%,  8/1/2029 53,750
20,000 3.500%,  3/15/2031 20,650
Nippon Life Insurance Company
100,000 5.100%,  10/16/2044
a,b
112,250
54,000 3.400%,  1/23/2050
a,b
58,590
Provident Financing Trust I
30,000 7.405%,  3/15/2038 34,785
Prudential Financial, Inc.
150,000 5.625%,  6/15/2043
b
160,846
95,000 5.200%,  3/15/2044
b
100,900
25,000 3.700%,  10/1/2050
b
26,445
Quicken Loans, LLC
20,000 3.625%,  3/1/2029
a
20,400
20,000 3.875%,  3/1/2031
a
20,750
Regions Financial Corporation
44,000 5.750%,  6/15/2025
b,c
49,016
Royal Bank of Scotland Group plc
44,000 8.625%,  8/15/2021
b,c
45,668
Service Properties Trust
30,000 4.750%,  10/1/2026 29,625
20,000 5.500%,  12/15/2027 21,859
Societe Generale SA
44,000 8.000%,  9/29/2025
a,b,c
51,645
Springleaf Finance Corporation
20,000 6.875%,  3/15/2025 23,225
30,000 7.125%,  3/15/2026 35,475
25,000 6.625%,  1/15/2028 29,688
Standard Chartered plc
100,000 7.500%,  4/2/2022
a,b,c
104,250
Starwood Property Trust, Inc.,
Convertible
3,000 4.375%,  4/1/2023 2,972
Truist Financial Corporation
169,000 4.950%,  9/1/2025
b,c
185,902
USB Realty Corporation
60,000
1.384%,  (LIBOR 3M +
1.147%), 1/15/2022
a,b,c
44,850
VICI Properties, LP
10,000 4.250%,  12/1/2026
a
10,372
10,000 3.750%,  2/15/2027
a
10,225
30,000 4.625%,  12/1/2029
a
32,100
10,000 4.125%,  8/15/2030
a
10,556
Wachovia Capital Trust II
100,000
0.737%,  (LIBOR 3M +
0.500%), 1/15/2027
b
93,463
Total 5,393,799
Technology (2.5%)
Akamai Technologies, Inc.,
Convertible
10,000 0.125%,  5/1/2025 12,376
25,000 0.375%,  9/1/2027 27,857
Principal
Amount Long-Term Fixed Income (48.0%) Value
Technology (2.5%) - continued
Black Knight InfoServ , LLC
$ 5,000 3.625%,  9/1/2028
a
$ 5,119
CDW, LLC
30,000 4.250%,  4/1/2028 31,673
CommScope Technologies
Finance, LLC
70,000 6.000%,  6/15/2025
a
71,575
Diamond Sports Group, LLC
25,000 5.375%,  8/15/2026
a
20,313
40,000 6.625%,  8/15/2027
a
24,200
Gartner, Inc.
30,000 4.500%,  7/1/2028
a
31,650
20,000 3.750%,  10/1/2030
a
21,000
Iron Mountain, Inc.
40,000 5.000%,  7/15/2028
a
42,495
J2 Global, Inc., Convertible
40,000 1.750%,  11/1/2026
a
41,454
11,000 3.250%,  6/15/2029 16,103
Lumentum Holdings, Inc.,
Convertible
16,000 0.250%,  3/15/2024 26,387
Microchip Technology, Inc.,
Convertible
14,000 1.625%,  2/15/2027 28,316
NCR Corporation
50,000 6.125%,  9/1/2029
a
55,375
NortonLifeLock , Inc., Convertible
3,000 2.000%,  8/15/2022
a
3,518
Nuance Communications, Inc.,
Convertible
34,000 1.250%,  4/1/2025 77,363
ON Semiconductor Corporation,
Convertible
33,000 1.625%,  10/15/2023 55,291
Open Text Corporation
30,000 4.125%,  2/15/2030
a
31,914
Plantronics, Inc.
40,000 5.500%,  5/31/2023
a
40,100
PTC, Inc.
10,000 3.625%,  2/15/2025
a
10,280
Qorvo , Inc.
20,000 3.375%,  4/1/2031
a
20,650
Rackspace Technology Global,
Inc.
20,000 5.375%,  12/1/2028
a
20,954
Sensata Technologies, Inc.
40,000 3.750%,  2/15/2031
a
41,463
Shift4 Payments, LLC
10,000 4.625%,  11/1/2026
a
10,400
SS&C Technologies, Inc.
40,000 5.500%,  9/30/2027
a
42,721
Switch, Ltd.
40,000 3.750%,  9/15/2028
a
40,600
Teradyne, Inc., Convertible
6,000 1.250%,  12/15/2023 22,684
Verint Systems, Inc., Convertible
11,000 1.500%,  6/1/2021 12,062
Vishay Intertechnology , Inc.,
Convertible
11,000 2.250%,  6/15/2025 11,458

Multidimensional Income Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (48.0%) Value
Technology (2.5%) - continued
Xerox Holdings Corporation
$ 20,000 5.000%,  8/15/2025
a
$ 21,285
Total 918,636
Transportation (0.6%)
Air Transport Services Group, Inc.,
Convertible
15,000 1.125%,  10/15/2024 17,803
American Airlines, Inc.
20,000 11.750%,  7/15/2025
a
23,065
Delta Air Lines, Inc.
40,000 7.000%,  5/1/2025
a
46,174
10,000 7.375%,  1/15/2026 11,421
Meritor, Inc., Convertible
22,000 3.250%,  10/15/2037 25,251
Mileage Plus Holdings, LLC
20,000 6.500%,  6/20/2027
a
21,500
Southwest Airlines Company,
Convertible
24,000 1.250%,  5/1/2025 34,860
XPO Logistics, Inc.
50,000 6.750%,  8/15/2024
a
53,125
Total 233,199
U.S. Government & Agencies (3.2%)
U.S. Treasury Notes
1,210,000 0.125%,  6/30/2022 1,210,142
Total 1,210,142
Utilities (1.6%)
Calpine Corporation
40,000 4.500%,  2/15/2028
a
41,600
Dominion Energy, Inc.
46,000 4.650%,  12/15/2024
b,c
48,492
Duke Energy Corporation
45,000 4.875%,  9/16/2024
b,c
48,727
NextEra Energy Operating
Partners, LP
80,000 3.875%,  10/15/2026
a
85,400
NiSource, Inc.
70,000 5.650%,  6/15/2023
b,c
71,925
NRG Energy, Inc.
10,000 3.375%,  2/15/2029
a
10,238
10,000 3.625%,  2/15/2031
a
10,288
PG&E Corporation
40,000 5.250%,  7/1/2030 44,000
Sempra Energy
44,000 4.875%,  10/15/2025
b,c
47,025
Southern Company
50,000 4.000%,  1/15/2051
b
52,954
Talen Energy Supply, LLC
40,000 7.625%,  6/1/2028
a
43,100
TerraForm Power Operating, LLC
30,000 5.000%,  1/31/2028
a
33,709
Principal
Amount Long-Term Fixed Income (48.0%) Value
Utilities (1.6%) - continued
Vistra Operations Company, LLC
$ 65,000 5.000%,  7/31/2027
a
$ 68,900
Total 606,358
Total Long-Term Fixed Income
(cost $17,165,473) 17,991,676
Shares
Registered Investment
Companies ( 35.7% ) Value
Unaffiliated  (25.9%)
20,000 Aberdeen Asia-Pacific Income
Fund, Inc. 89,000
11,125 AllianceBernstein Global High
Income Fund, Inc. 130,941
12,850 AllianzGI NFJ Dividend Interest &
Premium Strategy Fund 172,961
5,740 Barings Global Short Duration
High Yield Fund 86,617
490 BlackRock Core Bond Trust 7,987
8,169 BlackRock Corporate High Yield
Fund, Inc. 93,372
10,642 BlackRock Credit Allocation
Income Trust 156,544
19,479 BlackRock Enhanced Equity
Dividend Trust 164,987
17,803 BlackRock Enhanced Global
Dividend Trust 194,231
10,700 BlackRock Multi-Sector Income
Trust 187,678
15,096 BlackRock Resources &
Commodities Strategy Trust 111,861
4,290 Blackstone Senior Floating Rate
Term Fund 61,004
37,747 BNY Mellon High Yield Strategies
Fund 113,241
5,100 Brookfield Real Assets Income
Fund, Inc. 90,933
8,121 Clough Global Opportunities Fund 90,224
8,268 Cohen & Steers Quality Income
Realty Fund, Inc. 102,523
9,970 Eaton Vance Limited Duration
Income Fund 124,924
1,420 Eaton Vance Senior Floating-Rate
Trust 18,077
7,277 Eaton Vance Tax-Managed Global
Diversified Equity Income Fund 63,819
5,642 First Trust High Income Long/Short
Fund 83,332
5,953 First Trust Senior Floating Rate
Income Fund II 69,174
13,736 Invesco Dynamic Credit
Opportunities Fund 147,525
1,050 iShares International Select 30,944
3,500 iShares Mortgage Real Estate
Capped ETF 111,510
1,125 iShares Residential Real Estate
ETF 76,331
51,450 iShares S&P U.S. Preferred Stock
Index Fund 1,981,339
9,617 Ivy High Income Opportunities
Fund 127,714
31,243 Liberty All-Star Equity Fund 215,577
18,727 Madison Covered Call & Equity
Strategy Fund 126,407

Multidimensional Income Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares
Registered Investment
Companies (35.7%) Value
Unaffiliated  (25.9%)- continued
13,369 New America High Income Fund,
Inc. $ 116,043
19,700 Nuveen Credit Strategies Income
Fund 124,701
7,258 Nuveen Floating Rate Income
Fund 63,435
10,152 Nuveen Global High Income Fund 157,864
12,350 Nuveen Senior Income Fund 64,096
5,427 Nuveen Short Duration Credit
Opportunities Fund 72,505
15,130 PGIM Global High Yield Fund, Inc. 219,839
13,033 PGIM High Yield Bond Fund, Inc. 195,495
6,450 Pimco Dynamic Credit And
Mortgage Income Fund 136,740
8,794 Pioneer High Income Trust 78,442
7,444 Royce Micro-Cap Trust, Inc. 75,333
5,736 Royce Value Trust, Inc. 92,579
21,374 SPDR Bloomberg Barclays High
Yield Bond ETF 2,328,483
13,274 Templeton Emerging Markets
Income Fund 103,139
7,950 Templeton Global Income Fund 43,725
4,735 Tri-Continental Corporation 139,541
6,053 Voya Asia Pacific High Dividend
Equity Income Fund 52,237
19,017 Voya Global Equity Dividend &
Premium Opportunity Fund 99,269
11,650 Voya Infrastructure Industrials and
Materials Fund 119,995
46,321 Wells Fargo Global Dividend
Opportunity Fund 224,657
17,158 Wells Fargo Income Opportunities
Fund 140,009
9,716 Western Asset High Income
Opportunity Fund, Inc. 48,094
Total 9,726,998
Affiliated  (9.8%)
354,161 Thrivent Core Emerging Markets
Debt Fund 3,672,644
Total 3,672,644
Total Registered Investment
Companies (cost $12,578,104) 13,399,642
Shares Common Stock ( 6.7% ) Value
Communications Services (0.3%)
150 Charter Communications, Inc.
f
99,232
489 Twitter, Inc.
f
26,479
21 Windstream Services, LLC,
Warrants (Expires 12/31/2049)
f
256
Total 125,967
Consumer Discretionary (0.2%)
80 Bloomin ' Brands, Inc. 1,554
9 Booking Holdings, Inc.
f
20,045
17 Burlington Stores, Inc.
f
4,446
548 Callaway Golf Company 13,157
136 Dick's Sporting Goods, Inc. 7,645
2,800 Under Armour , Inc., Class C
f
41,664
Total 88,511
Shares Common Stock (6.7%) Value
Consumer Staples (0.1%)
456 Bunge, Ltd. $ 29,905
Total 29,905
Energy (1.2%)
41 Cheniere Energy, Inc.
f
2,461
2,570 Enbridge, Inc. 82,214
4,600 Enterprise Products Partners, LP 90,114
639 EQT Corporation 8,122
6,200 Kinder Morgan, Inc. 84,754
4,600 MPLX, LP 99,590
144 PDC Energy, Inc.
f
2,957
125 Pioneer Natural Resources
Company 14,236
3,700 Williams Companies, Inc. 74,185
Total 458,633
Financials (2.4%)
4,400 AG Mortgage Investment Trust,
Inc. 12,980
12,450 Annaly Capital Management, Inc. 105,202
185 Ares Capital Corporation 3,125
312 Bank of America Corporation 9,457
8,200 BlackRock TCP Capital
Corporation 92,168
328 Blackstone Mortgage Trust, Inc. 9,030
6,100 FS KKR Capital Corporation 101,016
6,700 FS KKR Capital Corporation II 109,880
10,214 Golub Capital BDC, Inc. 144,426
6,200 Granite Point Mortgage Trust, Inc. 61,938
434 Hannon Armstrong Sustainable
Infrastructure Capital, Inc. 27,529
7,035 Sixth Street Specialty Lending, Inc. 145,976
105 Starwood Property Trust, Inc. 2,026
7,200 Two Harbors Investment
Corporation 45,864
245 Wells Fargo & Company 7,394
Total 878,011
Health Care (0.3%)
58 Anthem, Inc. 18,623
392 Danaher Corporation 87,079
36 Illumina, Inc.
f
13,320
Total 119,022
Industrials (0.4%)
32 Aerojet Rocketdyne Holdings, Inc.
f
1,691
288 Chart Industries, Inc.
f
33,923
380 Fortive Corporation 26,912
454 Greenbrier Companies, Inc. 16,517
344 Meritor, Inc.
f
9,601
443 Patrick Industries, Inc. 30,279
136 Southwest Airlines Company 6,339
90 Stanley Black & Decker, Inc. 16,070
80 Tutor Perini Corporation
f
1,036
Total 142,368
Information Technology (1.3%)
948 Advanced Micro Devices, Inc.
f
86,941
13 Akamai Technologies, Inc.
f
1,365
155 Broadcom, Ltd. 67,867
292 II-VI, Inc.
f
22,180
160 Lumentum Holdings, Inc.
f
15,168
329 Microchip Technology, Inc. 45,438

Multidimensional Income Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (6.7%) Value
Information Technology (1.3%) - continued
803 Micron Technology, Inc.
f
$ 60,370
177 Motorola Solutions, Inc. 30,101
1,032 Nuance Communications, Inc.
f
45,501
640 ON Semiconductor Corporation
f
20,947
946 Sabre Corporation 11,371
15 ServiceNow , Inc.
f
8,256
203 Teradyne, Inc. 24,338
1,640 Unisys Corporation
f
32,275
Total 472,118
Real Estate (0.5%)
6,800 AGNC Investment Corporation 106,080
80 iSTAR Financial, Inc. 1,188
7,600 New Residential Investment
Corporation 75,544
Total 182,812
Utilities (<0.1%)
119 NextEra Energy, Inc. 9,181
Total 9,181
Total Common Stock
(cost $2,396,190) 2,506,528
Shares Preferred Stock ( 6.1% ) Value
Communications Services (0.5%)
5,275 AT&T, Inc., 4.750%
c
141,159
1,525 AT&T, Inc., 5.000%
c
41,389
Total 182,548
Consumer Discretionary (<0.1%)
30 International Flavors & Fragrances,
Inc., Convertible, 6.000% 1,225
Total 1,225
Consumer Staples (0.3%)
4,000 CHS, Inc., 6.750%
b,c
111,720
Total 111,720
Energy (0.3%)
10,535 Crestwood Equity Partners, LP,
9.250%
c
78,696
525 Energy Transfer Operating, LP,
7.600%
b,c
11,839
1,415 Nustar Logistics, LP, 6.971%
b
30,394
Total 120,929
Financials (4.1%)
925 Aegon Funding Corporation II,
5.100% 25,511
5,000 Allstate Corporation, 5.100%
c
139,750
5,000 Bank of America Corporation,
5.000%
c
136,400
1,250 Bank of America Corporation,
5.375%
c
34,137
9 Bank of America Corporation,
Convertible, 7.250%
c
13,667
1,800 Capital One Financial Corporation,
5.000%
c,e
47,862
2,000 Citigroup Capital XIII, 6.584%
b
57,000
2,000 Equitable Holdings, Inc., 5.250%
c
53,280
Shares Preferred Stock (6.1%) Value
Financials (4.1%) - continued
60 First Horizon Bank, 3.750%
a,b,c
$ 48,300
5,300 GMAC Capital Trust I, 6.007%
b
143,365
1,225 J.P. Morgan Chase & Company,
4.750%
c
33,945
1,900 J.P. Morgan Chase & Company,
5.750%
c
53,390
1,850 Legg Mason, Inc., 5.450% 47,378
5,500 Morgan Stanley, 5.850%
b,c
158,675
3,300 Morgan Stanley, 7.125%
b,c,e
97,053
250 Synovus Financial Corporation,
5.875%
b,c
6,705
2,750 Truist Financial Corporation,
4.750%
c
76,093
245 Wells Fargo & Company,
Convertible, 7.500%
c
371,886
Total 1,544,397
Health Care (<0.1%)
8 Danaher Corporation, Convertible,
5.000% 10,409
Total 10,409
Industrials (0.1%)
13 Fortive Corporation, Convertible,
5.000% 13,047
285 Stanley Black & Decker, Inc.,
Convertible, 5.250% 31,874
Total 44,921
Real Estate (0.4%)
3,950 Public Storage, 4.125%
c
107,164
850 Public Storage, 4.625%
c
23,069
225 Public Storage, 4.700%
c
6,194
325 Public Storage, 4.875%
c
8,993
Total 145,420
Utilities (0.4%)
140 American Electric Power
Company, Inc., Convertible,
6.125% 7,014
314 NextEra Energy, Inc., Convertible,
4.872% 18,589
4,000 Southern Company, 4.950% 109,600
310 Southern Company, Convertible,
6.750% 16,089
Total 151,292
Total Preferred Stock
(cost $2,219,998) 2,312,861
Shares
Collateral Held for Securities
Loaned ( 0.7% ) Value
253,373 Thrivent Cash Management Trust 253,373
Total Collateral Held for
Securities Loaned
(cost $253,373) 253,373

Multidimensional Income Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Short-Term Investments ( 3.0% ) Value
Thrivent Core Short-Term Reserve
Fund
111,633 0.240% $ 1,116,329
Total Short-Term Investments
(cost $1,116,151) 1,116,329
Total Investments (cost
$35,729,289) 100.2% $37,580,409
Other Assets and Liabilities, Net
(0.2%) (85,883)
Total Net Assets 100.0% $37,494,526
a Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2020, the value of these investments was $7,592,141 or
20.2% of total net assets.
b Denotes variable rate securities. The rate shown is as of
December 31, 2020. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
c Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
d Denotes investments purchased on a when-issued or
delayed delivery basis.
e All or a portion of the security is on loan.
f Non-income producing security.
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Multidimensional Income
Fund as of December 31, 2020:
Securities Lending Transactions
Long-Term Fixed Income $ 121,560
Common Stock 125,738
Total lending $247,298
Gross amount payable upon return of
collateral for securities loaned $253,373
Net amounts due to counterparty
$6,075
Definitions:
ETF - Exchange Traded Fund
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Ser. - Series
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.
Reference Rate Index:
12 MTA - 12 Month Treasury Average
LIBOR 3M - ICE Libor USD Rate 3 Month
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $2,281,045
Gross unrealized depreciation (525,393)
Net unrealized appreciation (depreciation) $1,755,652
Cost for federal income tax purposes $35,824,757

Multidimensional Income Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

i
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2020, in valuing Multidimensional Income Fund's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Long-Term Fixed Income
Basic Materials 626,515 – 626,515 –
Capital Goods 1,068,467 – 1,068,467 –
Collateralized Mortgage Obligations 137,720 – 137,720 –
Communications Services 1,989,767 – 1,989,767 –
Consumer Cyclical 2,136,982 – 2,136,982 –
Consumer Non-Cyclical 1,702,018 – 1,702,018 –
Energy 1,968,073 – 1,968,073 –
Financials 5,393,799 – 5,393,799 –
Technology 918,636 – 918,636 –
Transportation 233,199 – 233,199 –
U.S. Government & Agencies 1,210,142 – 1,210,142 –
Utilities 606,358 – 606,358 –
Registered Investment Companies
Unaffiliated 9,726,998 9,726,998 – –
Common Stock
Communications Services 125,967 125,711 256 –
Consumer Discretionary 88,511 88,511 – –
Consumer Staples 29,905 29,905 – –
Energy 458,633 458,633 – –
Financials 878,011 878,011 – –
Health Care 119,022 119,022 – –
Industrials 142,368 142,368 – –
Information Technology 472,118 472,118 – –
Real Estate 182,812 182,812 – –
Utilities 9,181 9,181 – –
Preferred Stock
Communications Services 182,548 182,548 – –
Consumer Discretionary 1,225 1,225 – –
Consumer Staples 111,720 111,720 – –
Energy 120,929 120,929 – –
Financials 1,544,397 1,496,097 48,300 –
Health Care 10,409 10,409 – –
Industrials 44,921 31,874 13,047 –
Real Estate 145,420 145,420 – –
Utilities 151,292 151,292 – –
Subtotal Investments in Securities $32,538,063 $14,484,784 $18,053,279 $–
Other Investments  * Total
Affiliated Registered Investment Companies 3,672,644
Affiliated Short-Term Investments 1,116,329
Collateral Held for Securities Loaned 253,373
Subtotal Other Investments $5,042,346
Total Investments at Value $37,580,409
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Multidimensional Income Fund
Schedule of Investments as of December 31, 2020
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Multidimensional Income
Fund, is as follows:
Fund
Value
12/31/2019
Gross
Purchases
Gross
Sales
Value
12/31/2020
Shares Held at
12/31/2020
% of Net
Assets
12/31/2020
Affiliated Registered Investment Companies
Core Emerging Markets Debt $2,172 $1,449 $105 $3,673 354 9.8%
Total Affiliated Registered Investment
Companies 2,172 3,673 9.8
Affiliated Short-Term Investments
Core Short-Term Reserve, 0.240% 591 27,582 27,057 1,116 112 3.0
Total Affiliated Short-Term Investments 591 1,116 3.0
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment   155 7,800 7,702 253 253 0.7
Total Collateral Held for Securities Loaned 155 253 0.7
Total Value $2,918 $5,042
Fund
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions
of Realized
Capital Gains
Income Earned
1/1/2020
- 12/31/2020
Affiliated Registered Investment Companies
Core Emerging Markets Debt $1 $156 $– $125
Affiliated Short-Term Investments
Core Short-Term Reserve, 0.240% 0 0 – 9
Total Income/Non Income Cash from Affiliated Investments $134
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment   – – 0 2
Total Affiliated Income from Securities Loaned, Net $2
Total $1 $156 $0

Thrivent Mutual Funds
Statement of Assets and Liabilities
The accompanying Notes to Financial Statements are an integral part of this statement.

As of December 31, 2020
Diversified
Income Plus Fund
Multidimensional
Income Fund
Assets
Investments in unaffiliated securities at cost $867,349,838 $30,865,084
Investments in affiliated securities at cost $271,397,421 $4,864,205
Investments in unaffiliated securities at value
(#)
$953,847,397 $32,538,063
Investments in affiliated securities at value 278,181,545 5,042,346
Cash — 11,742
Dividends and interest receivable 4,474,892 265,708
Prepaid expenses 24,967 2,101
Receivable for:
Investments sold 556,756 —
Investments sold on a delayed-delivery basis 13,115,292 —
Fund shares sold 516,975 19,947
Expense reimbursements — 10,454
Variation margin on open future contracts 25,953 —
Total Assets 1,250,743,777 37,890,361
Liabilities
Distributions payable 215,669 19,821
Accrued expenses 116,666 20,944
Cash overdraft 60,623
(a)
—
Payable for:
Investments purchased 247,634 —
Investments purchased on a delayed-delivery basis 126,029,890 40,000
Return of collateral for securities loaned 8,867,493 253,373
Fund shares redeemed 516,940 41,811
Variation margin on open future contracts 264,736 —
Investment advisory fees 510,332 16,598
Administrative fees 15,911 513
Distribution fees 128,485 —
Transfer agent fees 60,237 1,365
Trustee fees 605 139
Trustee deferred compensation 61,857 1,271
Contingent liabilities^ — —
Mortgage dollar roll deferred revenue 44,745 —
Total Liabilities 137,141,823 395,835
Net Assets
Capital stock (beneficial interest) 1,021,016,555 36,123,051
Distributable earnings/(accumulated loss) 92,585,399 1,371,475
Total Net Assets $1,113,601,954 $37,494,526
Class A Share Capital $609,594,114 $—
Shares of beneficial interest outstanding (Class A) 79,044,249 —
Net asset value per share $7.71 $—
Maximum public offering price $8.07 $—
Class S Share Capital $504,007,840 $37,494,526
Shares of beneficial interest outstanding (Class S) 66,042,390 3,685,027
Net asset value per share $7.63 $10.17
(#)
Includes securities on loan of 8,645,875 247,298
(a) Includes foreign currency holdings of $1,859 (cost $1,790).
^ Contingent liabilities accrual.  Additional information can be found in the accompanying Notes to Financial Statements.

Thrivent Mutual Funds
Statement of Operations
The accompanying Notes to Financial Statements are an integral part of this statement.

For the year ended December 31, 2020
Diversified
Income Plus Fund
Multidimensional
Income Fund
Investment Income
Dividends $6,843,852 $369,485
Taxable interest 23,989,176 613,193
Income from mortgage dollar rolls 1,269,709 —
Affiliated income from securities loaned, net 46,899 1,934
Income from affiliated investments 1,209,783 8,888
Non cash income 166,813 227,662
Non cash income from affiliated investments 3,929,589 125,251
Foreign tax withholding (192,949) (796)
Total Investment Income 37,262,872 1,345,617
Expenses
Adviser fees 5,768,934 148,275
Administrative service fees 249,221 74,583
Audit and legal fees 44,272 29,582
Custody fees 139,155 19,205
Distribution expenses Class A 1,468,948 —
Insurance expenses 7,253 3,846
Printing and postage expenses Class A 88,072 —
Printing and postage expenses Class S 74,152 9,453
SEC and state registration expenses 73,226 20,022
Transfer agent fees Class A 453,310 —
Transfer agent fees Class S 388,512 27,661
Trustees' fees 32,396 6,905
Other expenses 100,484 27,637
Total Expenses Before Reimbursement 8,887,935 367,169
Less:
Reimbursement from adviser — (138,016)
Total Net Expenses 8,887,935 229,153
Net Investment Income/(Loss) 28,374,937 1,116,464
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments (4,454,473) (153,678)
Affiliated investments 174,304 597
In-kind contributions 5,495,758 —
Distributions of realized capital gains from
affiliated investments 410 1
Futures contracts (2,388,367) —
Foreign currency transactions 50,383 —
Swap agreements 21,985 —
Change in net unrealized appreciation/(depreciation)
on:
Investments 37,558,674 1,190,901
Affiliated investments 5,541,640 156,230
Futures contracts (761,660) —
Foreign currency transactions 12,385 —
Net Realized and Unrealized Gains/(Losses) 41,251,039 1,194,051
Net Increase/(Decrease) in Net Assets Resulting
From Operations $69,625,976 $2,310,515

Thrivent Mutual Funds
Statement of Changes in Net Assets
The accompanying Notes to Financial Statements are an integral part of this statement.

Diversified Income Plus Fund Multidimensional Income Fund
For the periods ended
12/31/2020 12/31/2019 12/31/2020 12/31/2019
Operations
Net investment income/(loss) $28,374,937 $30,383,934 $1,116,464 $762,578
Net realized gains/(losses) (1,100,000) 10,185,334 (153,080) (158,456)
Change in net unrealized appreciation/(depreciation) 42,351,039 80,143,883 1,347,131 2,110,998
Net Change in Net Assets Resulting From Operations 69,625,976 120,713,151 2,310,515 2,715,120
Distributions to Shareholders
From income/realized gains Class A (15,324,272) (21,815,974) – –
From income/realized gains Class S (13,506,328) (15,867,576) (1,180,936) (807,374)
Total from income/realized gains (28,830,600) (37,683,550) (1,180,936) (807,374)
From return of capital Class S – – (67,336) (69,557)
Total From Return of Capital – – (67,336) (69,557)
Total Distributions to Shareholders (28,830,600) (37,683,550) (1,248,272) (876,931)
Capital Stock Transactions
Class A
Sold 42,408,148 53,394,839 – –
Distributions reinvested 13,967,641 20,025,342 – –
Redeemed (89,533,909) (74,006,885) – –
Total Class A Capital Stock Transactions (33,158,120) (586,704) – –
Class S
Sold 131,811,371 176,441,276 24,099,274 5,114,007
Distributions reinvested 12,935,102 15,204,265 1,077,623 726,712
Redeemed (123,630,106) (79,047,329) (9,349,361) (4,965,027)
Total Class S Capital Stock Transactions 21,116,367 112,598,212 15,827,536 875,692
Capital Stock Transactions
(12,041,753) 112,011,508 15,827,536 875,692
Net Increase/(Decrease) in Net Assets 28,753,623 195,041,109 16,889,779 2,713,881
Net Assets, Beginning of Period 1,084,848,331 889,807,222 20,604,747 17,890,866
Net Assets, End of Period $1,113,601,954 $1,084,848,331 $37,494,526 $20,604,747
Capital Stock Share Transactions
Class A shares
Sold 5,852,543 7,371,266 – –
Distributions reinvested 1,948,433 2,755,545 – –
Redeemed (12,443,339) (10,242,614) – –
Total Class A shares (4,642,363) (115,803) – –
Class S shares
Sold 18,378,410 24,615,832 2,480,964 522,140
Distributions reinvested 1,821,720 2,111,504 112,896 74,150
Redeemed (17,399,968) (11,021,442) (957,839) (507,537)
Total Class S shares 2,800,162 15,705,894 1,636,021 88,753

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2020

(1) ORGANIZATION
Thrivent Mutual Funds (the “Trust”) was organized as a
Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the
Investment Company Act of 1940 (the “1940 Act”). The Trust is
divided into 25 separate series (each, a "Fund" and, collectively, the
"Funds"), each with its own investment objective and policies. The
Trust currently consists of four asset allocation Funds, three income plus Funds, ten equity Funds, seven fixed-income Funds, and one money market Fund.
This shareholder report includes Thrivent Diversified Income Plus
Fund and Thrivent Multidimensional Income Fund, two of the Trust’s
25 Funds. The other Funds of the Trust have a fiscal year-end of
October 31 and are presented under a separate shareholder report.
The Funds are each investment companies that follow the
accounting and reporting guidance of the Financial Accounting
Standards Board (FASB) Accounting Standards Codification Topic
946 - Financial Services - Investment Companies.
Share Classes
— The Trust includes two classes of shares: Class
A and Class S shares. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have an annual 12b-1 fee of
0.25% of average net assets, a reduced fee of 0.125% or no fee.  For the Funds presented under this shareholder report, Class A shares have an annual 12b-1 fee of 0.25% and a maximum front-end sales load of 4.50%. Class S shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Thrivent High Income Municipal Bond Fund,
Thrivent Low Volatility Equity Fund, Thrivent Mid Cap Growth Fund,
Thrivent Mid Cap Value Fund, Thrivent Multidimensional Income
Fund and Thrivent Small Cap Growth Fund offer only Class S
Shares; each of the other 19 Funds of the Trust offer Class A and
Class S shares.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.
(2) SIGNIFICANT ACCOUNTING POLICIES
Valuation of Investments
— Securities traded on U.S. or foreign
securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system.  Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time.  Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s
Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are
valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the primary exchange settle price. Exchange cleared swap agreements are valued at the clearinghouse end of day price.
Swap agreements not cleared on exchanges will be valued at the mid-price from the primary approved pricing service.  Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service.  Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.
The Board has delegated responsibility for daily valuation of the
Funds' securities to the Funds' investment Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Funds' valuation policies in accordance with
Valuation Policies and Procedures.  The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.
The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the
Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.
In accordance with U.S. Generally Accepted Accounting
Principles (“GAAP”), the various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities: typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk; typically included in this level are fixed income securities, international securities, swaps and forward contracts.  Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.  Investments measured using net asset value per

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2020

share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.
Valuation of International Securities
— The Funds value certain
foreign securities traded on foreign exchanges that close prior to the close of the New York Stock Exchange using a fair value pricing service.  The fair value pricing service uses a multi-factor model that may take into account the local close, relevant general and sector indices, currency fluctuation, prices of other securities (including
ADRs, New York registered shares, and ETFs), and futures, as applicable, to determine price adjustments for each security in order to reflect the effects of post-closing events.  The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.
Foreign Currency Translation
— The accounting records of
each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.
Foreign currency amounts related to the purchase or sale of
securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of
Operations.
For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.
Federal Income Taxes
— No provision has been made for
income taxes because each Fund’s policy is to qualify as a
regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each
Fund is treated as a separate taxable entity for federal income tax purposes. Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.
 GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not”
standard that, based on the technical merits of the position, it would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-
likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.
The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin,
and Massachusetts as well as certain foreign countries. As of
December 31, 2020, open U.S. Federal, Minnesota, Wisconsin and
Massachusetts tax years include the tax years ended December 31,
2017 through 2020. Additionally, as of December 31, 2020, the tax year ended December 31, 2016 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.
As of December 31, 2020, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations.
There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
Foreign Income Taxes
— Funds are subject to foreign income
taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign tax withholding in the Statement of Operations.
The Funds pay tax on foreign capital gains, where applicable. Taxes paid on foreign capital gains, if any, are included in the net realized gains/(losses) on investments on the Statement of Operations.
Expenses and Income
— Estimated expenses are accrued
daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or number of shareholder accounts, or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.
Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage-
backed and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date.  However, certain dividends from foreign securities are recorded as soon as the information is available to the Funds.  Non-cash income, if any, is recorded at the fair market value of the securities received.

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2020

For certain securities, including real estate investment trusts, the Funds record distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.
Distributions to Shareholders
— Net investment income is
distributed to each shareholder as a dividend.  Dividends from
Diversified Income Plus Fund and Multidimensional Income Fund
are declared and paid monthly. It is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination cannot be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.
Derivative Financial Instruments
— Each of the Funds may
invest in derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments.
Derivatives are financial instruments whose value is derived from another security, an index or a currency. Each Fund may use
derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each Fund may also use derivatives for replication of a certain asset class or speculation
(investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter ("OTC").
A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as
counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the
seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts.
While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all of the broker’s customers, potentially resulting in losses to the
Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the Funds' expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.
In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc.
Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and
typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event.
Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivatives'
payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master
Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral and margin requirements vary by type of derivative.
Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for
margining in excess of the minimum requirements in certain
situations. Collateral terms are contract specific for OTC derivatives
(foreign currency exchange contracts, options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Options
— Each of the Funds may buy put and call options and
write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2020

an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.
Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a
Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid.
There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements.
As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.
Futures Contracts
— Each of the Funds may use futures
contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker.
Additional securities held by the Funds may be earmarked to cover open futures contracts. A futures contract’s daily change in value
(“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.
During the year ended December 31, 2020, Diversified Income
Plus used treasury futures to manage the duration and yield curve exposure of the respective Fund versus its benchmark.
During the year ended December 31, 2020, Diversified Income
Plus used equity futures to manage exposure to the equities market.
During the year ended December 31, 2020, Diversified Income
Plus used foreign exchange futures to hedge currency risk.
Foreign Currency Forward Contracts
— In connection with
purchases and sales of securities denominated in foreign currencies, all Funds may enter into foreign currency forward contracts.
Additionally, the Funds may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-
denominated investments. These contracts are recorded at value and the realized- and change in unrealized- foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the
Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-
counter and a Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund.
Swap Agreements
— Each of the Funds may enter into swap
transactions, which involve swapping one or more investment
characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the
Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter. In these types of transactions the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the
Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty.  Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2020

Credit Default Swaps
— A credit default swap is a swap
agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.
Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices ("CDX Indices"). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to increase or decrease diversified credit exposure to these asset classes.
Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount.
Funds buy default protection in order to reduce their overall credit exposure to the corporate bond and/or loan markets in a cost-
efficient and diversified structure. If a default event as specified in the CDS reference entity agreement occurs, the Fund has the option to receive a cash payment in exchange for the credit loss or the reference entity obligation as of the date of the credit event. A realized gain or loss is recorded upon a default event or the maturity or termination of the CDS agreement.
For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which could include a reduction in interest or principal, maturity extension and subordination to other obligations.
During the year ended December 31, 2020, Diversified Income
Plus used CDX indices (comprised of credit default swaps) to manage credit risk exposure within the Fund.
For financial reporting purposes, the Funds do not offset
derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged.  The actual amounts of collateral may be greater than the amounts presented in the tables.
The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:
Mortgage Dollar Roll Transactions
— Certain Funds enter
into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal
National Mortgage Association and Federal Home Loan Mortgage
Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon)
securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Funds are required to segregate collateral with the fund custodian (depending on market movements) on their mortgage
dollar rolls.  The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.
Gross Amounts Not Offset in the
Statement of Assets and Liabilities
Fund
Gross Amounts
of Recognized
Liabilities
Gross
Amounts
Offset
Net Amounts
of Recognized
Liabilities
Financial
Instruments
Cash
Collateral
Pledged
Non-Cash
Collateral
Pledged
(**)
Net Amount
Diversified Income Plus
Securities Lending 8,867,493 – 8,867,493 8,645,875 – – 221,618
(^)
Multidimensional Income
Securities Lending 253,373 – 253,373 247,298 – – 6,075
(^)
(**)
Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
(^)
Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2020

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold.
The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to "roll over" their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.
Securities Lending
— The Trust has entered into a Securities
Lending Agreement (the “Agreement”) with Goldman Sachs
Bank USA doing business as Goldman Sachs Agency
Lending ("GSAL"). The Agreement authorizes GSAL to lend
securities to authorized borrowers on behalf of the Funds.
Pursuant to the Agreement, loaned securities are typically initially collateralized equal to at least 102% of the market value of U.S.
securities and 105% of the market value of non-U.S. securities. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received.  Any additional collateral is adjusted and settled on the next business day.  The
Trust has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities.  All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in
Thrivent Cash Management Trust, net of rebates, fees paid to GSAL for services provided and any other securities lending expenses, are included in affiliated income from securities loaned, net on the Statement of Operations.  By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, a Fund could lose money.
Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred.  However, in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss.  Some of these losses may be indemnified by the lending agent.
As of December 31, 2020, the value of securities on loan is as follows:
When-Issued and Delayed-Delivery Transactions
— Each
Fund may purchase or sell securities on a when-issued or delayed-
delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.
A Fund may dispose of a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, a Fund does not participate in future gains and losses with respect to the security.
Treasury Inflation Protected Securities
— Certain Funds
may invest in treasury inflation protected securities ("TIPS"). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.
Repurchase Agreements
— Each Fund may engage in
repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Funds use a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, a Fund could incur a loss due to a drop in the value of the security during the time it takes the
Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The
Funds may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy.
Equity-Linked Structured Securities
— Certain Funds may
invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option.
There is no guaranteed return of principal with these securities.
The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return.  During the year ended December 31, 2020, none of the Funds engaged in these types of transactions.
Stripped Securities
— Certain Funds may invest in interest only
and principal only stripped mortgage or asset backed securities.
These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest, and principal only securities receive all the principal.  Interest only securities are particularly sensitive to changes in interest rates and therefore are subject to greater fluctuation in prices than typical
Fund Securities on Loan
Diversified Income Plus $ 8,645,875
Multidimensional Income 247,298

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2020

interest bearing debt securities. As interest rates rise, the value of the interest only security increases. Similarly, as interest rates decrease, the value of the interest only security decreases. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is also highly sensitive to changes in interest rates.  As interest rates increase, the price of the principal only security decreases.  Similarly, as interest rates decrease, the price of the principal only security increases.  The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.
Accounting Estimates
— The preparation of financial statements
in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Loan Commitments
— Certain Funds may enter into loan
commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the
London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the
“Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments
often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.
All or a portion of these loan commitments may be unfunded.
A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of
Investments.  During the year ended December 31, 2020, none of the Funds engaged in these types of investments.
Loss Contingencies
— In the event of adversary action
proceedings where a Fund is a defendant, a loss contingency will not be accrued as a liability until the amount of potential damages and the likelihood of loss can be reasonably estimated.
Litigation
— Awards from class action litigation are recorded as
a reduction of cost if the Fund still owns the applicable securities on the payment date.  If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Bank Loans (Leveraged Loans)
— Certain Funds may invest in
bank loans, which are senior secured loans that are made by banks or other lending institutions to companies that are typically rated below investment grade.  A Fund may invest in multiple series or tranches of a bank loan, with varying terms and different associated risks.  Transactions in bank loan securities may settle on a delayed basis, which may result in the proceeds of the sale to not be readily available for a Fund to make additional investments.  Interest rates of bank loan securities typically reset periodically, as the rates are tied to a reference index rate, plus a premium.  Income is recorded daily on bank loan securities.  On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of the bank loan.  This commitment fee is accrued as income over the term of the bank loan.  A Fund may receive consent and amendment fees for accepting an amendment to the current terms of a bank loan.  Consent and amendment fees are accrued as income when the changes to the bank loan are immaterial and to capital when the changes are material.
All or a portion of these bank loan commitments may be unfunded.
A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded bank loan commitments, which are marked-to-market daily, are presented in the Schedule of
Investments.
Line of Credit
— Each Fund along with other portfolios managed
by the investment adviser or an affiliate, participate in a $100 million
($50 million committed, $50 million uncommitted) credit facility (the
"line of credit") issued by State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.  Interest is charged to each participating Fund based on its borrowings at the higher of the Federal Funds Rate or the Overnight Bank
Funding Rate plus, in each case, 0.10% plus a margin of 1.25%.
Each borrowing under the credit facility matures no later than 30 calendar days after the date of the borrowing.  Each participating
Fund paid commitment fees during the year ended December 31,
2020 in proportion to their respective net assets.  The line of credit shall expire on December 28, 2021 unless extended by mutual
agreement of State Street Bank and Trust Company and the Funds.
The Funds had no borrowings during the year ended December
31, 2020.
Recent Accounting Pronouncements
—
Reference Rate Reform
In March 2020, the Financial Accounting Standards Board (FASB)
issued Accounting Standards Update (ASU) No. 2020-04 Reference
Rate Reform, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the
London Interbank Offered Rate (LIBOR) and other reference rates expected to be discontinued. The ASU No. 2020-04 was effective immediately upon release of the standard on March 12, 2020 and can be applied prospectively through to December 31, 2022. At this time, management is evaluating implications of these changes on financial statement disclosures.

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2020

In-kind Contributions
—  During November 2020, Diversified Income Plus Fund contributed securities in-kind to Thrivent Core International
Fund.  As a result of the in-kind contribution, Thrivent Core International Fund issued shares at the per share net asset value on the date of contribution.  For financial reporting purposes, the contributing fund recognizes gain on these transactions to the extent the value of the distributed securities on the date of contribution exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on these in-kind contributions are recognized for tax purposes. The realized gains or losses below are included in the Statement of
Operations of the contributing fund as net realized gains/losses on in-kind contributions. These in-kind transactions were conducted at market value. The transactions were as follows:
Other
— For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.
(3) FEES AND COMPENSATION PAID TO AFFILIATES
Investment Advisory Fees
— The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment
Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:
Expense Reimbursements
— For the year ended December 31,
2020, contractual expense reimbursements to limit expenses to the following percentages were in effect:
Expense reimbursements are accrued daily and paid by Thrivent
Asset Mgt. monthly. Thrivent Asset Mgt. does not recoup amounts previously reimbursed or waived in prior fiscal years.
Subject to certain limitations, each Fund may invest cash in other
Funds in the Trust, Thrivent Cash Management Trust, and Thrivent
Core Funds. These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to any investment advisory fees indirectly incurred by the income plus and fixed income funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust.
Distribution Plan
— Thrivent Distributors, LLC is the Trust's
distributor.  The Trust has adopted a Distribution Plan pursuant to
Rule 12b-1 under the 1940 Act.  Class A shares have an annual 12b-1 fee of 0.25% of average net assets, a reduced fee of 0.125% or no fee.  For the Funds presented under this shareholder report, Class
A shares have an annual 12b-1 fee of 0.25%.
Sales Charges and Other Fees
— For the year ended December
31, 2020, Thrivent Investment Management Inc. and Thrivent
Distributors, LLC received $66,324 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.
The Trust has entered into an accounting and administrative
services agreement with Thrivent Asset Mgt. pursuant to which
Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. The Funds pay an annual fixed fee on a per-fund basis plus percentage of net assets to Thrivent
Asset Mgt.  These fees are accrued daily and paid monthly.  For the year ended December 31, 2020, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $323,804 from the Funds covered in this shareholder report.
The Trust has entered into an agreement with Thrivent
Financial Investor Services Inc. (“Thrivent Investor Services”) to
provide transfer agency and dividend payment services necessary to the Funds on a per-account basis for direct-at-fund accounts, and
Contributing Fund
Contribution
Date
Shares
Received
Net Asset
Value per Share
In-Kind
Amount
Realized
Gain/(Loss)
Diversified Income Plus Fund 11/13/2020 $6,932,812 $9.33 $64,683,133 $5,495,758
Fund (M - Millions)
$0 to
$50M
Over $50
to $100M
Over
$100 to
$200M
Over
$200 to
$250M
Over
$250 to
$500M
Over
$500 to
$750M
Over
$750 to
$1,000M
Over
$1,000 to
$2,000M
Over
$2,000 to
$2,500M
Over
$2,500 to
$5,000M
Over
$5,000M
Diversified Income Plus
0.550% 0.550% 0.550% 0.550% 0.550% 0.550% 0.550% 0.500% 0.500% 0.500% 0.500%
Multidimensional Income
0.550% 0.550% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500%
Fund Class A Class S
Expiration
Date
Multidimensional Income N/A 0.85% 2/28/2021

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2020

sub transfer agency services based on assets under management for third party intermediary accounts. These fees are accrued daily and paid monthly.  For the year ended December 31, 2020, Thrivent
Investor Services received $873,442 from the Funds for transfer agent services covered in this shareholder report.
Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of Thrivent
Mutual Funds.  Thrivent Money Market Fund is not eligible for the deferred plan. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of the designated series. Their fees as well as the change in value are included in Trustee’s fees in the Statement of Operations. The deferred fees remain in the appropriate series of Thrivent Mutual
Funds until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.
Those Trustees not participating in the above plan received
$35,175 in fees from the Funds covered in this shareholder report for the year ended December 31, 2020. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at Board meetings and industry conferences.
Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Distributors,
LLC, and Thrivent Investor Services; however, they receive no compensation from the Trust. Affiliated employees and board
consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.
Acquired Fund Fees and Expenses
— Some Funds invest in
other open-ended funds. Fees and expenses of those underlying funds are not included in those Funds' expense ratios reported in the
Financial Highlights. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest. There are no advisory fees for Thrivent Core Funds, and therefore no reimbursement is made related to investments in these Funds.  This contractual provision may be terminated upon the mutual agreement between the
independent Trustees of the Trust and the Adviser.
Interfund Lending
— The Funds may participate in an interfund
lending program (the "Program") pursuant to an exemptive order issued by the SEC.  The Program permits the Funds to borrow cash for temporary purposes from Thrivent Core Short-Term Reserve
Fund.  Interest is charged to each participating Fund based on its borrowings at the average of the repo rate and bank loan rate, each as defined in the Program.  Each borrowing made under the
Program matures no later than seven calendar days after the date of the borrowing, and each borrowing must be securitized by a pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan.  For the year ended December 31, 2020, none of the Funds borrowed cash
through the Program.
(4) TAX INFORMATION
Distributions are based on amounts calculated in accordance
with applicable federal income tax regulations, which may
differ from GAAP. The differences between book-basis and tax-
basis distributable earnings are primarily attributable to timing differences in recognizing certain gains and losses on investment transactions, such as wash sales, unrealized and realized activity related to derivatives, treatment of passive foreign investment companies, and amortization of callable bonds. At the end of the fiscal year, reclassifications between net asset accounts are made for differences that are permanent in nature.  These permanent differences primarily relate to the tax treatment of partnerships and sales of contingent debt.
On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
At December 31, 2020, the following Funds had accumulated
capital loss carryovers as follows:
To the extent that these Funds realize net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.
Fund
Distributable
earnings/
(accumulated
loss) Capital Stock
Diversified Income Plus $353 ($353)
Multidimensional Income 4,664 (4,664)
Fund
Undistributed
Ordinary Income
a
Undistributed
Long-Term Capital
Gain
Diversified Income Plus $3,978,221 $ –
a
Undistributed Ordinary Income includes income derived
from Short-Term Capital Gains.
Fund
Capital Loss
Carryover
Diversified Income Plus $ 2,221,494
Multidimensional Income 342,095

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2020

The tax character of distributions paid during the years ended December 31, 2020 and 2019 was as follows:
(a)  Ordinary income includes income derived from short-term capital gains.
(5) SECURITY TRANSACTIONS
Purchases and Sales of Investment Securities
— For the year
ended December 31, 2020, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:
Purchases and Sales of U.S. Government Securities were:
Investments in Restricted Securities
— Certain Funds may
own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933.
Unless such securities subsequently become registered, they
generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2020, the
Funds did not hold restricted securities.
The Funds have no right to require registration of unregistered securities.
(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Funds are permitted to purchase or sell securities from
or to certain other Funds, or affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The
procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-
7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.
During the year ended December 31, 2020, Diversified Income
Plus and Multidimensional Income Fund engaged in purchase
transactions in the amount of $613,391 and $44,506, respectively, and Diversified Income Plus Fund engaged in sale transactions in the amount of $1,583,517, pursuant to Rule 17a-7 of the 1940 Act.
These transaction amounts were greater than 0.045% of each fund’s net assets.
(7) RELATED PARTY TRANSACTIONS
As of December 31, 2020, no related parties held shares in excess of 5% of the Funds covered in this shareholder report. Subscription and redemption activity by concentrated accounts may have a
significant effect on the operation of these Funds. In the case of a large redemption, these Funds may be forced to sell investments at inopportune times, resulting in additional losses for the Funds.
(8) SUBSEQUENT EVENTS
The Adviser of the Funds has evaluated the impact of subsequent events through the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.
(9) MARKET RISK
Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline.  The value of a Fund's investments may move
with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund's benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or due to impacts from the spread of infectious illness, public health threats, or similar issues. As of December 31, 2020, the following Funds had portfolio concentration greater than 25% in certain sectors.
(10) SIGNIFICANT RISKS
The following risks are presented in alphabetical order. The significance of each risk varies by Fund.
Allocation Risk
— The Fund’s investment performance depends
upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended
Ordinary Income
(a)
Long-Term Capital Gains Return of Capital
Fund 12/31/2020 12/31/2019 12/31/2020 12/31/2019 12/31/2020 12/31/2019
Diversified Income Plus $28,830,600 $31,898,949 $– $5,784,601 $– $–
Multidimensional Income 1,180,936 807,374 – – 67,336 69,557
In thousands
Fund Purchases Sales
Diversified Income Plus $566,008 $513,108
Multidimensional Income 30,112 14,862
In thousands
Fund Purchases Sales
Diversified Income Plus $1,076,257 $1,062,178
Multidimensional Income 1,209 1,149
Fund Sector
% of
Total Net
Assets
Multidimensional Income
Unaffiliated Registered
Investment Companies
25.9%

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2020

periods. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Business Development Company (“BDC”) Risk
— The value
of a BDC’s investments will be affected by portfolio company specific performance as well as the overall economic environment.
Shares of BDCs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial. The Fund may be exposed to greater risk and experience higher volatility than would a portfolio that was not invested in BDCs. Additionally, most BDCs employ leverage which can magnify the returns of underlying investments.
Closed-End Fund (“CEF”) Risk
— Investments in CEFs are
subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s
portfolio; fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the
CEF owns (i.e., trading at a discount or premium to its net asset value); and that CEFs are permitted to invest in a greater amount of
“illiquid” securities than typical mutual funds. The Fund is subject to a pro-rata share of the management fees and expenses of each
CEF in addition to the Fund’s management fees and expenses,
resulting in Fund shareholders subject to higher expenses than if they invested directly in CEFs.
Conflicts of Interest Risk
— An investment in the Fund will
be subject to a number of actual or potential conflicts of interest.
For example, the Adviser or its affiliates may provide services to the Fund for which the Fund would compensate the Adviser and/
or such affiliates. The Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the
Adviser, including other Funds. The Adviser may have an incentive
(financial or otherwise) to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so otherwise.
The Adviser or its affiliates manage other investment funds and/
or accounts (including proprietary accounts) and have other clients with investment objectives and strategies that are similar to, or overlap with, the investment objective and strategy of the Fund, creating conflicts of interest in investment and allocation decisions regarding the allocation of investments that could be appropriate for the Fund and other clients of the Adviser or their affiliates.
Convertible Securities Risk
— Convertible securities are subject
to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit Risk
— Credit risk is the risk that an issuer of a debt security
to which the Fund is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Cybersecurity Risk
— The Funds and their service providers
may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting the Adviser, a Subadviser, or other service providers (including, but not limited to, fund accountants, custodians, transfer agents, and financial intermediaries) have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the Funds’ ability to calculate their NAV, corrupting data or preventing parties from sharing information necessary for the Funds’
operation, preventing or slowing trades, stopping shareholders from making transactions, potentially subjecting the Funds or the
Adviser to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. While the Funds’ service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, the
Funds cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. Although each Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operation risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a
Fund’s shares may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and a Fund and its shareholders may bear costs tied to these risks.
Derivatives Risk
— The use of derivatives (such as futures) involves
additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The
Fund utilizes futures on U.S. Treasuries in order to manage duration.
The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract.
Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2020

Emerging Markets Risk
— The economic and political structures
of developing countries in emerging markets, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies.
Fund performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries with less developed legal, tax, regulatory, and accounting systems. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Fund’s share price to decline.
Equity Security Risk
— Equity securities held by the Fund may
decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Foreign Currency Risk
— The value of a foreign currency may
decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented,
how each one appreciates or depreciates in relation to the U.S.
dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk
— Foreign securities generally carry
more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. Certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, market closures, war, terrorism, natural disasters and outbreak of infectious diseases. The Fund’s
investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the
Fund’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid.
Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Government Securities Risk
— The Fund invests in securities
issued or guaranteed by the U.S. government or its agencies
and instrumentalities (such as Federal Home Loan Bank, Ginnie
Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loan Banks, Ginnie Mae, Fannie Mae
or Freddie Mac are not issued directly by the U.S. government.
Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-
related organizations such as Federal Home Loan Banks, Fannie
Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S.
government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. government, which may be negatively impacted by rising levels of indebtedness.
Health Crisis Risk
— The global pandemic outbreak of the
novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption. The duration and full effects of the outbreak are uncertain and may result in trading suspensions and market closures, limit liquidity and the ability of the
Fund to process shareholder redemptions, and negatively impact
Fund performance. The COVID-19 outbreak and future pandemics could affect the global economy and markets in ways that cannot be foreseen and may exacerbate other types of risks, negatively impacting the value of Fund investments.
High Yield Risk
— High yield securities – commonly known
as “junk bonds” – to which the Fund is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected. High yield securities generally have a less liquid resale market.
Interest Rate Risk
— Interest rate risk is the risk that prices of
debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. In addition, the phase out of LIBOR (the offered rate for short-term Eurodollar deposits between major international banks)

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2020

by the end of 2021 could lead to increased volatility and illiquidity in certain markets that currently rely on LIBOR to determine interest rates.
Investment Adviser Risk
— The Fund is actively managed and
the success of its investment strategy depends significantly on the skills of the Adviser or subadviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.
Issuer Risk
— Issuer risk is the possibility that factors specific to
an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.
Large Cap Risk
— Large-sized companies may be unable to
respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Large Shareholder Risk
— From time to time, shareholders
of a Fund (which may include institutional investors, financial intermediaries, or affiliated Funds) may make relatively large redemptions or purchases of shares. These transactions may
cause a Fund to sell securities at disadvantageous prices or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of portfolio securities. In addition, a large redemption could result in a
Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.
Leveraged Loan Risk
— Leveraged loans (also known as
bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
LIBOR Risk
— The Fund may be exposed to financial instruments
that are tied to LIBOR (London Interbank Offered Rate) to determine payment obligations, financing terms or investment value. Such financial instruments may include bank loans, derivatives, floating rate securities, certain asset backed securities, and other assets or liabilities tied to LIBOR. In 2017, the head of the U.K. Financial
Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of
LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.
There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or its investments are not known.
Liquidity Risk
— Liquidity is the ability to sell a security relatively
quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk
— Over time, securities markets generally tend to
move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by
the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including the spread of infectious illness, public health threats, war, terrorism, natural disasters or similar events.
Master Limited Partnership (“MLP”) Risk
— MLPs are subject
to risks such as limited partner risk, liquidity risk, interest rate risk and general partner risk.
• An MLP is a public limited partnership or limited liability company taxed as a partnership. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investor may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP.
• The ability to trade on a public exchange or in the over-the-
counter market provides a certain amount of liquidity not found in

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2020

many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.
• MLP distributions may be reduced by fees and other expenses incurred by the MLP. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
• The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.
Mortgage-Backed and Other Asset-Backed Securities Risk
— The value of mortgage-backed and asset-backed securities
will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-
related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-
backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise.
This effect may cause the value of the Fund to decline and reduce the overall return of the Fund.
Other Funds Risk
— Because the Fund invests in other
funds managed by the Adviser or an affiliate (“Other Funds”), the performance of the Fund is dependent, in part, upon the
performance of Other Funds in which the Fund may invest. As a result, the Fund is subject to the same risks as those faced by the
Other Funds. In addition, Other Funds may be subject to additional fees and expenses that will be borne by the Fund.
Portfolio Turnover Rate Risk
— The Fund may engage in
active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover
(100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders.
Preferred Securities Risk
— There are certain additional risks
associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer;
preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S.
Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Prepayment Risk
— When interest rates fall, certain obligations
will be paid off by the obligor more quickly than originally anticipated, and a Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment generally reduces the yield to maturity and the average life of the security.
Quantitative Investing Risk
— Securities selected according to
a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio.
Real Estate Investment Trust (“REIT”) Risk
— REITs generally
can be divided into three types: equity REITs, mortgage REITs and hybrid REITs (which combine the characteristics of equity
REITs and mortgage REITs). Equity REITs will be affected by
changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. The effect of rising interest rates is generally more pronounced for high dividend paying stock than for stocks that pay little or no dividends. This may cause the value of real estate securities to decline during periods of rising interest rates, which would reduce the overall return of the Fund. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2020

Regulatory Risk
— Legal, tax, and regulatory developments
may adversely affect the Funds. Securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and
self-regulatory organizations, and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulatory environment for the Funds is evolving, and changes in the regulation of investment funds, managers, and their trading activities and capital markets, or a regulator’s disagreement with the Funds’ interpretation of the application of certain regulations, may adversely affect the ability of a Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.
Sovereign Debt Risk
— Sovereign debt securities are issued or
guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International
Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Thrivent Mutual Funds
Financial Highlights
The accompanying Notes to Financial Statements are an integral part of this statement.

Per Share Outstanding Throughout Each Period *
Income from Investment Operations
Less Distributions From
Net Asset
Value,
Beginning of
Period
Net Investment
Income/(Loss)
Net Realized
and Unrealized
Gain/(Loss) on
Investments
(a)
Total from
Investment
Operations
Net
Investment
Income
text Net Realized
Gain on
Investments
Diversified Income Plus Fund
Class A Shares
Year Ended 12/31/2020 $ 7.42 $ 0.19 $ 0.29 $ 0.48 $ (0.19) $ –
Year Ended 12/31/2019 6.80 0.21 0.67 0.88 (0.22) (0.04)
Year Ended 12/31/2018 7.41 0.23 (0.45) (0.22) (0.24) (0.15)
Year Ended 12/31/2017 7.00 0.21 0.41 0.62 (0.21) –
Year Ended 12/31/2016 6.79 0.22 0.23 0.45 (0.24) –
Class S Shares
Year Ended 12/31/2020 7.34 0.20 0.30 0.50 (0.21) –
Year Ended 12/31/2019 6.73 0.23 0.66 0.89 (0.24) (0.04)
Year Ended 12/31/2018 7.34 0.25 (0.45) (0.20) (0.26) (0.15)
Year Ended 12/31/2017 6.94 0.23 0.40 0.63 (0.23) –
Year Ended 12/31/2016 6.74 0.24 0.22 0.46 (0.26) –
Multidimensional Income Fund
Class S Shares
Year Ended 12/31/2020 10.06 0.43 0.11 0.54 (0.41) –
Year Ended 12/31/2019 9.13 0.38 0.99 1.37 (0.40) –
Year Ended 12/31/2018 10.15 0.41 (0.95) (0.54) (0.44) (0.02)
Year Ended 12/31/2017
(c)
10.00 0.29 0.20 0.49 (0.30) (0.03)
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)
Total return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges.  Not annualized for periods less than one year.
(c)
Since fund inception, February 28, 2017.
*
All per share amounts have been rounded to the nearest cent.
**
Computed on an annualized basis for periods less than one year.

Thrivent Mutual Funds
Financial Highlights – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Ratios/Supplemental Data
Ratio to Average Net
Assets
**
Ratios to Average Net
Assets Before Expenses
Waived, Credited or
Acquired Fund Fees and
Expenses
**
Return of
Capital Total
Net Asset Value,
End of Period Total Return
(b)
Net Assets,
End of Period
(in millions) Expenses
Net
Investment
Income/
(Loss) Expenses
Net
Investment
Income/
(Loss)
*
Portfolio
Turnover
Rate
$ – $ (0.19) $ 7.71 6.67% $ 609.6 0.95% 2.58% 0.95% 2.58% 156%
– (0.26) 7.42 13.12% 620.6 0.96% 2.96% 0.96% 2.96% 153%
– (0.39) 6.80 (3.10)% 569.8 0.96% 3.16% 0.96% 3.16% 143%
– (0.21) 7.41 8.98% 617.3 0.97% 2.86% 0.97% 2.86% 133%
– (0.24) 7.00 6.70% 591.3 0.97% 3.23% 0.97% 3.23% 91%
– (0.21) 7.63 7.01% 504.0 0.71% 2.83% 0.71% 2.83% 156%
– (0.28) 7.34 13.39% 464.2 0.71% 3.18% 0.71% 3.18% 153%
– (0.41) 6.73 (2.88)% 320.1 0.70% 3.46% 0.70% 3.46% 143%
– (0.23) 7.34 9.20% 251.4 0.70% 3.13% 0.70% 3.13% 133%
– (0.26) 6.94 6.91% 158.2 0.70% 3.51% 0.70% 3.51% 91%
(0.02) (0.43) 10.17 5.74% 37.5 0.85% 4.14% 1.36% 3.63% 61%
(0.04) (0.44) 10.06 15.18% 20.6 1.00% 3.89% 1.60% 3.29% 113%
(0.02) (0.48) 9.13 (5.45)% 17.9 1.15% 4.02% 1.62% 3.55% 96%
(0.01) (0.34) 10.15 4.92% 20.5 1.15% 3.38% 1.57% 2.96% 180%

Additional Information
(unaudited)
Shareholder Notification of Federal Tax Information
The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distribution in February 2021.
The Funds designate the percentage of dividends declared from net investment income as (1) for corporations, dividends qualifying for the 70% dividends received, and (2) for individuals, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation
Act of 2003 as follows:
Proxy Voting
The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the
Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 800-847-
4836, or visit ThriventFunds.com to access it online. In addition, you may review a report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 29 by clicking on the tab for each Fund and navigating to “Related
Documents” under Fund Details – Holdings at ThriventFunds.com or SEC.gov where it is filed on Form N-PX.
Quarterly Schedule of Portfolio Holdings
Through April 2019, the Trust filed its Schedule of Investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. Beginning in April 2019, the Trust no longer files Form N-Q and has begun filing Form N-PORT with the SEC. Part F of each Fund’s
N-PORT filing for the first and third fiscal quarters will include the complete schedule of investments, which were previously filed on Form
N-Q. The Trust’s most recent Schedule of Investments can be found at ThrvientFunds.com or SEC.gov. You also may review and copy the Forms N-PORT-EX and N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 800-SEC-0330.
Board Approval of Advisory Agreement and Subadvisory Agreements
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act)
of a party to the agreement at a meeting of the board called for the purpose of voting on such approval.
At its meeting on November 16-18, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of the Thrivent Mutual Funds (the “Trust”),
including the trustees who are not parties to the agreement or “interested persons” as defined in the 1940 Act (the “Independent Trustees”), considered and voted unanimously to renew the existing advisory agreement (the “Advisory Agreement”), as amended, between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series of the Trust (each, a “Fund”). The Board, including the Independent
Trustees, also unanimously approved the subadvisory agreement (the “Subadvisory Agreement”) for the Thrivent International Allocation
Fund with Goldman Sachs Asset Management, L.P. (the “Subadviser”).
The Adviser and Subadviser are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:
The nature, extent, and quality of the services provided by the Advisory Organizations;
Fund
Dividends
Received
Deduction for
Corporations
Qualified
Dividend
Income for
Individuals
Diversified Income Plus 12% 22%
Multidimensional Income 22% 23%

Additional Information
(unaudited)
The performance of each Fund;
The advisory fee and net operating expense ratio of each Fund compared to a peer group;
The cost of services provided and profit realized by the Adviser;
The extent to which economies of scale may be realized as the Funds grow;
Whether fee levels reflect these economies of scale for the benefit of the Funds’ shareholders;
Other benefits realized by the Advisory Organizations and their affiliates from their relationship with the Trust; and
Any other factors that the Board deemed relevant to its consideration.
The Contracts Committee of the Board (consisting of all of the Independent Trustees) met on five occasions from May 19 to November
18, 2020 to consider information relevant to the annual contract renewal process furnished by the Adviser and Subadviser in advance of the meetings. The Board had the opportunity to ask questions and request further information in connection with its consideration.
The Independent Trustees also retained the services of Management Practice Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Fund-by-Fund statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Funds in comparison to peer groups of comparable funds; portfolio turnover percentages; 3-year standard deviation ratios; brokerage costs; information with respect to services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Funds; the cost of services and profit realized by the Adviser and its affiliates that provide services to the Funds;
and information regarding the types of services furnished to the Funds.
The Board received information from the Adviser regarding the personnel providing services to the Funds, including investment management, compliance and administrative personnel. The Board also received monthly reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the annual contract renewal process, the Board also considered information obtained from management throughout the course of the year. The Board also reviewed information from MPI, including Fund-by-Fund analyses and independent assessment of information relating to the Funds and the agreements.
The Subadviser provided information to the Board in response to requests for information submitted on behalf of the Independent
Trustees to facilitate the Board’s evaluation of the terms of the Subadvisory Agreement. The Board also noted that the Subadviser’s responses were reviewed by individuals representing various functional areas of or supporting the Adviser.
The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider the reapproval of the Advisory for the Funds and Subadvisory Agreement for the Thrivent
International Allocation Fund. As noted above, the Independent Trustees were assisted throughout the process by an independent consultant, MPI. Each Independent Trustee relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor.
In addition, each Trustee may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.
Nature, Extent and Quality of Services
At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Funds by the Adviser, transfer agent, administrator and, as for the Thrivent International Allocation Fund, the Subadviser. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Funds. During the annual contract renewal process, the Board considered the specific services provided under the Advisory and Subadvisory Agreements.
The Board considered information relating to the investment experience and qualifications of the portfolio managers of the Adviser and
Subadviser overseeing investments for the Funds.
The Board received reports and presentations at each of its quarterly meetings from the Adviser’s senior investment team about each of the Funds. These reports and presentations gave the Board the opportunity to evaluate the abilities of the portfolio manager and other investment professionals and the quality of services they provide to the Funds. The Adviser reviewed with the Board the services provided

Additional Information
(unaudited)
by the Adviser and Subadviser and the Adviser’s oversight of the Subadviser. The Independent Trustees also met, including in executive session, with and received quarterly reports from the Trust’s Chief Compliance Officer. The Board noted that the Chief Compliance Officer met regularly between quarterly meetings with the Chair of the Ethics and Compliance Committee.
The Board considered the depth and quality of the Adviser’s oversight of the Subadviser. In addition, the Board noted the broad functions that the Adviser performed in support of the International Allocation Fund and its use of the Subadviser, including, among other things, allocation of assets among various sleeves, management of portfolio cash and short-term investments, expense management and payment, and investment performance and compliance monitoring. The Board noted that investment management staff of the Adviser and the Trust’s Chief Compliance Officer conduct oversight meetings with the Subadviser, follow through with additional inquiry on any questions or concerns that arise during the meeting and then report the results of the meeting to the Board. The Board also noted that, as part of its oversight practice, the Adviser requires the Subadviser to respond to a variety of compliance checklists and certifications to ensure its ongoing compliance with policies. The Board noted that the Adviser requires the Subadviser to complete an annual questionnaire addressing a range of compliance topics. The Board noted that the Adviser has dedicated personnel responsible for daily monitoring of the Subadviser’s activities.
The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Trust pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of each Fund. In addition, the Adviser reviewed with the Board the Adviser’s continued investments in technology and personnel, including hiring additional personnel in the research, analysis and trading areas. The Adviser discussed with the Board steps taken to continue to strengthen its compliance program. The Adviser discussed with the Board the operations of the Adviser, the Subadviser and other service providers to the Funds during the COVID-19 pandemic, including the successful shift to a remote working environment and responses to volatile market conditions. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and, for the Thrivent International Allocation Fund, by the Subadviser
supported renewal of the Advisory Agreement and Subadvisory Agreements.
Performance of the Funds
In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Fund’s Lipper peer group, Morningstar ratings, comparisons to benchmark index returns, and risk metrics. At each quarterly Board meeting, members of the Adviser’s senior investment team reviewed with the
Board information on the economic and market environment and risk management.
The Board considered investment performance for each Fund, to the extent applicable, over the one-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. The Board noted that certain Funds did not fit well within a Lipper peer group because of differences between the principal investment strategies of these Funds and funds included in their respective Lipper peer group. In such cases, the Adviser provided information regarding these Funds’ performance compared to a customized benchmark that the Adviser believed better represented the investment strategies of such Funds. The Board received information on the steps taken by the Adviser to continue to review the appropriateness of the customized benchmarks. The Board received a report on a review by the internal audit department of the Adviser (Business Risk Management) on the creation, calculation and reporting processes and controls for customized benchmarks. MPI assisted the Independent Trustees in connection with the evaluation of peer groups and customized benchmarks. Although the Board conducted its review on a Fund-by-Fund basis, it noted that 55% of the
Class A Funds and 65% of Class S Funds ranked better than median in their respective Lipper peer group or established custom peer group for the three-year period ended June 30, 2020. The Board also considered risk metrics, including standard deviations of return.
The Board concluded that the performance of each individual Fund was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.
Advisory Fees and Fund Expenses
The Board reviewed information prepared by MPI comparing each Fund’s advisory fee with the advisory fee of a peer group selected by MPI based on similar investment objective and size. The Board noted that the majority of the Funds’ advisory fees were near or below the medians of their peer groups. Although the Board conducted its review on a Fund-by-Fund basis, it noted that the average ranking

Additional Information
(unaudited)
of the Funds’ advisory fees for its Class A shares was 29% and the average ranking of the Funds’ advisory fees for its Class S shares was
35% (on a scale of 1-99%, with 1% being the lowest fee).
The Board reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group.
The Board considered the fee waivers and expense limitations which are reviewed by the Board and the Adviser on an annual basis. The
Board conducted its review on a Fund-by-Fund basis. The Board noted that only four Funds had total net expense ratios higher than their peer group medians and that those four Funds had total net expense ratios for Class A that were within 0.05% of their peer group medians
(and total net expense ratios for Class S that were below their peer group medians).
The Board reviewed information relating to the fee paid by the Adviser to the Subadviser and the difference between that fee and the fee paid by the Thrivent International Allocation Fund to the Adviser. The Board reviewed information regarding fees charged by the
Subadviser to other funds and accounts with a similar strategy.
On the basis of its review, the Board concluded that the advisory fees charged under the Advisory and Subadvisory Agreements were reasonable.
Cost of Services and Profitability
The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Funds. The internal audit department of the Adviser (Business Risk Management) conducted a review of such allocations, and a department representative reported to the Board the department’s views regarding the reasonableness and consistency of these allocations. The Board also received a report from an independent accountant confirming certain calculations. The
Board considered the profitability of the Adviser both overall and on a Fund-by-Fund basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Funds.
With respect to fees paid to Subadviser under the Subadvisory Agreement, the Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the Subadvisory Agreement had been negotiated on an arm’s-length basis between the Adviser and the Subadviser, and that the Subadviser’s separate profitability from its relationship with the Thrivent International Allocation Fund was not a material factor in determining whether to renew the Subadvisory
Agreement.
Economies of Scale and Breakpoints
The Board considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fees, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers and expense limitations by the Adviser, and/or a lower overall fee.
Other Benefits to the Adviser, Subadvisers and their Affiliates
The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Trust, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, the engagement of affiliates as service providers to the Funds, and fees collected by affiliates for services provided to Fund shareholders. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers. The Board also considered the research received by the Adviser generated from soft dollar commissions for portfolio trading.
In addition, the Board considered the potential benefits, other than subadvisory fees, that the Subadviser and its affiliates may receive because of their relationships with the Thrivent International Allocation Fund, including the potential increased ability to use affiliated

Additional Information
(unaudited)
brokers or receive research through soft dollar commissions consistent with Trust policies and other benefits from increases in assets under management. The Board concluded that benefits that may accrue to the Subadviser and its affiliates are consistent with those expected for a subadviser to a mutual fund such as the Thrivent International Allocation Fund.
Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreement, and the Board, including all of the Independent Trustees voting separately, approved the Advisory
Agreement and the Subadvisory Agreement.

Board of Trustees and Officers
The following table provides information about the Trustees and Officers of the Trust. The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee overseas each of 25 series of the Trust and also serves as:
Director of Thrivent Series Fund, Inc., a registered investment company consisting of 32 funds that serve as underlying funds for variable contracts issued by Thrivent Financial and separate accounts of insurance companies not affiliated with Thrivent Financial.
Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.
Trustee of Thrivent Core Funds, a registered investment company consisting of five funds that are established solely for investment by Thrivent entities.
David Royal also serves as Trustee of Thrivent Church Loan and Income Fund, a closed-end registered investment company for which the
Adviser serves as investment adviser. None of the other Trustees serves on the board of the Thrivent Church Loan and Income Fund.
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 800-847-
4836.
Interested Trustees
(1) (2) (3) (4)
Name
(Year of Birth)
Year Elected
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
During the Past Five Years
David S. Royal
(1971)
2015
Executive Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual
Funds, Thrivent Financial from  2015 to 2017; Vice President and Deputy General Counsel, Thrivent
Financial from 2006 to 2015. Currently, Director of Thrivent Trust Company and Advisory Board Member of
Twin Bridge Capital Partners; Director of Children's Cancer Research Fund until 2019; Director of Fairview
Hospital Foundation until 2017.
Russell W. Swansen
(7)
(1957)
2009
Retired; Senior Vice President and Chief Investment Officer, Thrivent Financial from 2003 to 2017.
Currently, Advisory Board member of Twin Bridge Capital Partners, a registered investment advisory firm, since 2005; Director of Children’s Cancer Research Fund until 2017.
Independent Trustees
(2) (3) (4) (5)
Name
(Year of Birth)
Year Elected
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
During the Past Five Years
Janice B. Case
(1952)
2011
Retired. Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization ("ERO") for North America) since 2008.
Robert J. Chersi
(1961)
2017
Founder of Chersi Services LLC (consulting firm) since 2014. Director and member of the Audit and Risk
Oversight Committees of E*TRADE Financial Corporation and Director of E*TRADE Bank from 2019 to
2020; Lead Independent Director since 2019 and Director and Audit Committee Chair at BrightSphere
Investment Group plc since 2016.
Marc S. Joseph
(1960)
2011
Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.
Paul R. Laubscher
(1956)
2009
Portfolio Manager for U.S. private real estate and private equity portfolios of IBM Retirement Funds.
James A. Nussle
(1960)
2011
President and Chief Executive Officer of Credit Union National Association since September 2014; Director of Portfolio Recovery Associates (PRAA) since 2010; CEO of The Nussle Group LLC (consulting firm) since
2009. Advisory Board member of AVISTA Capital Partners (private equity firm) from 2010 to 2015.
Verne O. Sedlacek
(1954)
2017
Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; President & Chief Executive Officer of the Commonfund from 2003 to 2015. Chairman of the Board of Directors of AGB Institutional Strategies
from 2016 to 2019.
Constance L. Souders
(1950)
2007
Retired.

Board of Trustees and Officers
Executive Officers
(2) (4)
Name (Year of Birth)
Position Held With Trust Principal Occupation(s) During the Past Five Years
David S. Royal (1971)
Trustee, President and Chief Investment Officer
Executive Vice President, Chief Investment Officer, Thrivent Financial since 2017;
VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel, Thrivent Financial from 2006 to 2015.
Michael W. Kremenak (1978)
Senior Vice President
Senior Vice President and Head of Mutual Funds, Thrivent Financial since 2020;
Vice President, Thrivent Financial from 2015 to 2020; Senior Counsel, Thrivent
Financial from 2013 to 2015.
Gerard V. Vaillancourt (1967)
Treasurer and Principal Accounting Officer
Vice President and Mutual Funds Chief Financial Officer, Thrivent Financial since
2017; Vice President, Mutual Fund Accounting, Thrivent Financial from 2006 to
2017.
Edward S. Dryden (1965)
Chief Compliance Officer
Vice President, Chief Compliance Officer - Thrivent Funds, Thrivent Financial since
2018; Director, Chief Compliance Officer - Thrivent Funds, Thrivent Financial from
2010 to 2018.
John D. Jackson (1977)
Secretary and Chief Legal Officer
Senior Counsel, Thrivent Financial since 2017; Associate General Counsel, RBC
Global Asset Management (US) Inc. from 2011 to 2017.
Kathleen M. Koelling (1977)
Privacy Officer
(6)
Vice President, Deputy General Counsel, Thrivent Financial since 2018; Privacy
Officer, Thrivent Financial since 2011; Anti-Money Laundering Officer, Thrivent
Financial from 2011 to 2019; Vice President, Managing Counsel, Thrivent Financial
from 2016 to 2018; Senior Counsel, Thrivent Financial from 2002 to 2016.
Sharon K. Minta (1973)
Anti-Money Laundering Officer
(6)
Director, Compliance, Anti-Money Laundering Officer and Manager of Identity
Theft and Customer Fraud/Special Investigations Unit, Thrivent Financial since
2019; Compliance Manager, Anti-Money Laundering, Customer Fraud/Special
Investigations Unit and Identity Theft programs, Thrivent Financial from 2014 to
2019.
Troy A. Beaver (1967)
Vice President
Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since
2015; Vice President, Marketing, American Century Investments from 2006 to
2015.
Monica L. Kleve (1969)
Vice President
Vice President, Investment Operations, Thrivent Financial since 2019; Director,
Investments Systems and Solutions, Thrivent Financial from 2002 to 2019.
Kathryn A. Stelter (1962)
Vice President
Vice President, Mutual Funds Chief Operations Officer, Thrivent Financial since
2017; Director, Mutual Fund Operations, Thrivent Financial from 2014 to 2017.
Jill M. Forte (1974)
Assistant Secretary
Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from
2015 to 2017; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015.
Sarah L. Bergstrom (1977)
Assistant Treasurer
Head of Mutual Fund Accounting, Thrivent Financial since 2017; Director, Fund
Accounting Administration, Thrivent Financial from 2007 to 2017.
(1)
“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal is considered an interested person because of his principal occupation with Thrivent Financial. Mr. Swansen is considered an interested person because of his past occupation with Thrivent Financial.
(2)
Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the Board until their successors are duly appointed and qualified.
(3)
Each Trustee, other than Mr. Royal, oversees 63 portfolios. Mr. Royal oversees 64 portfolios.
(4)
The address for each Trustee and Officer unless otherwise noted is 901 Marquette Avenue, Suite 2500, Minneapolis, MN
55402-3211.
(5)
The Trustees, other than Mr. Royal and Mr. Swansen , are not “interested persons” of the Trust and are referred to as
“Independent Trustees.”
(6)
The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913.
(7)
Russell W. Swansen announced his retirement from the Board effective December 31, 2020.

Supplement dated December 2, 2020
to Thrivent Mutual Funds Statement of Additional Information dated February 28, 2020
Russell W. Swansen has announced his intention to retire from the Board of Trustees of
Thrivent Mutual Funds (the “Board”), effective December 31, 2020. All references to Mr.
Swansen are hereby deleted from the Statement of Additional Information as of that date.
The Board has elected Michael W. Kremenak to join the Board as an Interested Trustee, effective January 1, 2021. The Board has also appointed Mr. Kremenak as Senior Vice
President of the Trust, effective November 18, 2020. Mr. Kremenak previously served as
Secretary and Chief Legal Officer of the Trust since 2015. He has been replaced in that role by John D. Jackson, previously Assistant Secretary of the Trust.
Please include this Supplement with your Statement of Additional Information.
36178

24042AR R2-21
4321 N. Ballard Rd.
Appleton, WI 54919-0001
The distributor for Thrivent Mutual Funds is Thrivent Distributors, LLC, a registered broker-dealer and member of FINRA/SIPC and a subsidiary of Thrivent, the marketing name for Thrivent Financial for Lutherans.
A better way to deliver documents
In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidated mailing process is known as householding. This helps save money by reducing printing and postage costs.
If you purchased shares through Thrivent:
If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton,
WI 54919-0001, or call us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of when we receive your request. If you wish to receive an additional copy of this shareholder report or a prospectus for Thrivent Mutual Funds, call us at 800-847-4836. These documents are also available by visiting thriventfunds.com .
If you purchased shares from a firm other than Thrivent:
If you wish to revoke householding in the future, or to receive an additional copy of this shareholder report or a prospectus for Thrivent Mutual Funds, please contact your financial professional. These documen ts are also available by visiting thriventfunds.com .